                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23
               REPORT OF INDEPENDENT AUDITORS      30

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
              TRUSTEE AND OFFICER INFORMATION      33

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(July 28, 1993--March 31, 2002)

 [LINE GRAPH]

                                                                                               STANDARD & POOR'S UTILIITIES INDEX
                                                                                               IS A BROAD-BASED, UNMANAGED INDEX
                                                                                                   THAT REFLECTS THE GENERAL
                                                                                                PERFORMANCE OF ELECTRIC UTILITY
                                                                     UTILITY FUND*                          STOCKS.+
                                                                     -------------             ----------------------------------
7/28/93                                                                  9426.00                            10000.00
                                                                         9848.00                            10259.90
                                                                         9696.00                             9506.97
3/94                                                                     8994.00                             8325.59
                                                                         8730.00                             7656.10
                                                                         8867.00                             7794.75
                                                                         8742.00                             7875.88
3/95                                                                     9043.00                             8182.25
                                                                         9490.00                             8825.71
                                                                        10228.00                             9208.47
                                                                        10988.00                             9859.81
3/96                                                                    11020.00                             9543.99
                                                                        11382.00                             9875.56
                                                                        11203.00                             9406.16
                                                                        12191.00                             9877.14
3/97                                                                    11911.00                             9424.27
                                                                        12884.00                             9834.61
                                                                        13606.00                            10143.30
                                                                        15324.00                            11695.70
3/98                                                                    16773.00                            12224.10
                                                                        16514.00                            12213.90
                                                                        16591.00                            12671.50
                                                                        18083.00                            12868.40
3/99                                                                    16798.00                            11529.50
                                                                        18962.00                            12715.60
                                                                        18304.00                            11959.50
                                                                        20706.00                            11217.60
3/00                                                                    23423.00                            11930.40
                                                                        23049.00                            12499.80
                                                                        26270.00                            16485.80
                                                                        24978.00                            17014.30
3/01                                                                    23086.00                            15713.20
                                                                        22253.00                            14720.00
                                                                        19317.00                            11983.10
                                                                        19640.00                            11489.30
3/02                                                                    19862.00                            11768.90

This chart compares your fund's performance to that of the S&P Utilities Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES        B SHARES        C SHARES
-----------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -13.96%         -14.68%         -14.68%
-----------------------------------------------------------------------------------
One-year total return(2)                -18.89%         -17.87%         -15.47%
-----------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 9.47%           9.71%           9.93%
-----------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.23%           8.40%(3)        8.04%
-----------------------------------------------------------------------------------
Commencement date                      07/28/93        07/28/93        08/13/93
-----------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--
March 31, 2002)


1.   TECO ENERGY                 5.4%
     Provides electricity and natural gas
     to customers primarily in Florida.

2.   EXELON                      4.7%
     Distributes electricity and natural
     gas to customers in Illinois and
     Pennsylvania.

3.   DOMINION RESOURCES          4.6%
     Distributes electricity and natural
     gas to customers in the midwest and
     mid-atlantic United States.

4.   TXU                         3.9%
     Processes and distributes electricity
     and natural gas services.

5.   VERIZON                     3.6%
     Provides telecommunications services
     throughout the United States.

6.   NICOR                       3.2%
     Distributes gas to residential,
     commercial and industrial customers
     in northern Illinois.

7.   KEYSPAN                     3.1%
     Provides natural gas and electricity
     to customers in New York and New
     England.

8.   NATIONAL FUEL GAS           3.0%
     Transports, stores and markets
     natural gas primarily in New York and
     Pennsylvania.

9.   ENTERGY                     3.0%
     Distributes gas and electricity in
     the southern United States and
     operates nuclear power plants across
     the country.

10.  WILLIAMS COMPANIES          2.9%
     Explores for, produces and
     distributes oil and natural gas
     worldwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]                                      PORTFOLIO AT A GLANCE

                                                                       MARCH 31, 2002                     MARCH 31, 2001
                                                                       --------------                     --------------
Electric Utilities                                                         59.90                              48.20
Gas Utilities                                                              15.00                              16.90
Integrated Telecommunications Services                                      9.00                               7.00
Multi-Utilities                                                             6.40                               8.30
Alternative Carriers                                                        2.70                               6.50




* Subject to change daily. All information is provided for information purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN UTILITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2002. THE TEAM IS LED BY CHRISTINE DRUSCH, WHO HAS MANAGED THE FUND SINCE 1998 AND HAS BEEN AFFILIATED WITH THE FUND SINCE 1997. DRUSCH HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY PORTFOLIO MANAGERS DAVID MCLAUGHLIN AND SEAN CONNER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   WHAT WERE SOME OF THE MARKET
    FACTORS THAT INFLUENCED THE FUND, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A   The reporting period was a tough
environment for stock investors, especially utility stock investors. We believe the sector was one of the market's worst performers during the 12-month period for several reasons. First, electricity demand and pricing declined for much of 2001, generally depressing the profitability of utility companies and the value of their stocks. Second, a number of growth-oriented energy companies saw their stock prices fall, following the lead of Enron, which declared bankruptcy late in 2001 amid serious accounting questions.

    In this climate, the fund's value fell along with the rest of the utility sector. The fund returned -13.96 percent for the 12 months ended March 31, 2002. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The fund significantly outpaced its benchmark, the Standard & Poor's Utilities Index, which returned -22.62 percent during the same 12-month time frame. The Standard & Poor's Utilities Index is a broad-based, unmanaged index that reflects the general performance of electric utility stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHY DID THE FUND OUTPERFORM ITS
    BENCHMARK BY A WIDE MARGIN?

A   The fund's substantial weighting
in relatively defensive, more highly regulated utility companies boosted performance relative to its benchmark. Many of these companies are main-line electricity or natural gas distributors that we believe were well positioned to withstand market volatility and continued to generate strong results. In our view, this focus on defensiveness helped insulate the fund from further declines in the overall utility market.

Q   WHAT WAS YOUR APPROACH TO
    MANAGING THE FUND?

A   Early in the reporting period, the
fund had a fairly sizeable weighting in independent power producers (IPPs), unregulated entrepreneurial utilities that compete with their older, more traditional counterparts. Because of the decline in spark spreads--the difference between the price companies pay for natural gas and the price they receive for the subsequent electricity they produce--these IPPs experienced falling profit margins, also leading to declining valuations. Valuations reached levels that we believed were extremely low relative to the companies' anticipated growth rates. We continued to own these stocks, and believed they could recover.

    Unfortunately, the situation worsened late in 2001, when fallout from Enron's bankruptcy hurt IPPs across the board. Unlike Enron, these businesses were not necessarily involved in poor accounting. But like Enron, a substantial amount of their earnings growth came from using debt to finance future transactions. With lenders tightening their credit requirements, IPPs suddenly had less access to investment capital. As a result, these companies were unable to grow as they did previously, which led to a decline in their stock prices.

    As the period progressed, we moderated the fund's exposure to IPPs and other higher-growth stocks such as those in the telecommunications sector. Instead, we focused on utility companies that, in our opinion, offered less volatility as well as the potential for consistent growth. For example, we looked to electricity and natural gas distributors, which benefited as electricity demand and prices began to recover late in the period.

Q   WHAT WERE SOME OF THE STOCKS
    THAT MOST HELPED THE FUND'S PERFORMANCE?

A   Some of the more defensive
utilities performed well during the period. For example, the fund held

    - TXU, a Texas-based electricity and natural gas supplier;

    - Progress Energy, which provides electricity and natural gas to customers in the southeastern United States; and

    - Nicor, which serves more than two million natural gas and electricity customers in northern Illinois.

    The best performer for the fund during the past 12 months was EMCOR Group, a contractor that provides electrical and mechanical construction services for commercial clients. EMCOR continued to increase its profit margins, even during a difficult economic environment. The stock provided the fund with valuable diversification benefits at a time when many other utility stocks faltered.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHICH STOCKS DISAPPOINTED?

A   As we discussed, independent
power producers were among the fund's weakest performers, despite our efforts to decrease the fund's exposure to them as the period progressed. The worst-performing security for the fund was NRG Energy, a Minneapolis-based IPP whose sale we initiated on the reporting period's final day. Other holdings dragged down by prevailing market conditions included Reliant Energy, a distributor of natural gas and electricity; Calpine, a prominent IPP (sold during the period); and Mirant, a leading energy marketer.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND?

A   In the near term, we anticipate
that many growth-oriented utilities are likely to announce weaker-than-expected quarterly earnings. Against this backdrop, we plan to continue favoring natural gas distributors and other utilities with a history of consistent earnings. We believe such companies may provide an attractive cushion in a volatile market. Looking longer term, we believe that the market environment may stabilize, leading to potentially renewed growth for many stocks that are now experiencing difficulty. In this environment, we will continue to diversify the fund, investing in growth opportunities as they become available while still investing in stocks that we believe may offer valuable consistency.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PROFIT MARGIN: A measure of a company's efficiency, determined by dividing net income by net sales during the past 12 months.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  77.2%
ALTERNATIVE CARRIERS  2.6%
BellSouth Corp. ............................................   74,800   $  2,757,128
Cable & Wireless, PLC--ADR (United Kingdom).................  117,100      1,152,264
TDC A/S--Sponsored ADR (Denmark)............................  107,800      1,716,176
                                                                        ------------
                                                                           5,625,568
                                                                        ------------
CONSTRUCTION & ENGINEERING  2.2%
EMCOR Group, Inc. (a).......................................   82,296      4,773,168
                                                                        ------------

ELECTRIC UTILITIES  47.4%
Allegheny Energy, Inc. .....................................   50,000      2,067,500
Ameren Corp. ...............................................  105,000      4,488,750
CMS Energy Corp. ...........................................  103,700      2,346,731
Consolidated Edison, Inc. ..................................   46,600      1,953,006
Constellation Energy Group, Inc. ...........................  124,700      3,846,995
Dominion Resources, Inc. ...................................   70,400      4,587,264
DQE, Inc. ..................................................   97,500      2,077,725
DTE Energy Co. .............................................  115,100      5,237,050
Duke Energy Corp. ..........................................   66,500      2,513,700
Entergy Corp. ..............................................  143,300      6,220,653
Exelon Corp. ...............................................  181,100      9,592,867
FirstEnergy Corp. ..........................................  130,872      4,525,554
IDACORP, Inc. ..............................................   40,000      1,620,000
Mirant Corp. (a)............................................  150,000      2,167,500
Northeast Utilities.........................................   49,500        983,565
NSTAR.......................................................  114,600      5,195,964
Peabody Energy Corp. .......................................   14,400        416,880
Pinnacle West Capital Corp. ................................  121,800      5,523,630
PNM Resources, Inc. ........................................  190,400      5,837,664
PPL Corp. ..................................................   46,600      1,845,826
Progress Energy, Inc. ......................................   95,000      4,753,800
Reliant Energy, Inc. .......................................  185,900      4,794,361
Reliant Resources, Inc. (a).................................   16,900        285,779
Southern Co. ...............................................  141,600      3,750,984
TECO Energy, Inc. ..........................................  296,600      8,491,658

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRIC UTILITIES (CONTINUED)
TXU Corp. ..................................................  128,191   $  6,987,691
Xcel Energy, Inc. ..........................................   88,350      2,239,673
                                                                        ------------
                                                                         104,352,770
                                                                        ------------
GAS UTILITIES  12.2%
El Paso Corp. ..............................................   22,000        968,660
KeySpan Corp. ..............................................  177,200      6,448,308
National Fuel Gas Co. ......................................  255,800      6,228,730
Nicor, Inc. ................................................  145,400      6,622,970
NiSource, Inc. .............................................  175,596      4,029,928
Southern Union Co. (a)......................................   13,650        250,068
Southwest Gas Corp. ........................................   76,200      1,905,000
WGL Holdings, Inc. .........................................   20,000        537,200
                                                                        ------------
                                                                          26,990,864
                                                                        ------------
INDUSTRIAL MACHINERY  0.0%
Global Power Equipment Group, Inc. (a)......................    5,300         66,091
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  6.5%
ALLTEL Corp. ...............................................   57,300      3,183,015
France Telecom S.A.--ADR (France)...........................   21,600        656,856
SBC Communications, Inc. ...................................   55,400      2,074,176
Sprint Corp.--FON Group.....................................   61,800        944,922
Touch American Holdings, Inc. (a)...........................   53,200        202,692
Verizon Communications, Inc. ...............................  160,600      7,331,390
                                                                        ------------
                                                                          14,393,051
                                                                        ------------
MULTI-UTILITIES  4.9%
Aquila, Inc. ...............................................  192,806      4,789,301
Williams Cos., Inc. ........................................  251,800      5,932,408
                                                                        ------------
                                                                          10,721,709
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  1.4%
China Mobile Ltd.--ADR (Hong Kong) (a)......................  162,700      2,513,715
Sprint Corp.--PCS Group (a).................................   60,100        618,429
                                                                        ------------
                                                                           3,132,144
                                                                        ------------

TOTAL COMMON STOCKS  77.2%...........................................    170,055,365
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
CONVERTIBLE PREFERRED STOCKS  9.6%
ELECTRIC UTILITIES  7.5%
Dominion Resources, Inc., 9.500% (Convertible into 64,870
  common shares) PIES.......................................   79,400   $  4,877,542
Duke Energy Corp., 8.250% (Convertible into 32,173 common
  shares)...................................................   61,200      1,573,452
FPL Group, Inc., 8.500% (Convertible into 72,558 common
  shares)...................................................   90,000      5,049,000
PPL Capital Fund Trust, 7.750% (Convertible into 24,224
  common shares) PEPS.......................................   63,000      1,304,100
Teco Energy, Inc., 9.500% (Convertible into 78,898 common
  shares)...................................................   95,000      2,660,000
TXU Corp., 8.750% (Convertible into 10,866 common shares)...   12,100        687,280
TXU Corp., 9.250% (Convertible into 7,521 common shares)
  PRIDES....................................................   14,800        424,464
                                                                        ------------
                                                                          16,575,838
                                                                        ------------

GAS UTILITIES  0.0%
NiSource, Inc., 0.000% (Convertible into 3,816 common
  shares) (a)...............................................   33,886         78,615
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  1.0%
Amdocs Ltd., 6.750% (Convertible into 41,007 common shares)
  TRACES....................................................   48,800      1,172,176
Sprint Corp.--FON Group, 7.125% (Convertible into 55,286
  common shares)............................................   66,100        922,095
                                                                        ------------
                                                                           2,094,271
                                                                        ------------

MULTI-UTILITIES  1.1%
Sierra Pacific Resources, 9.000% (Convertible into 139,289
  common shares) PIES.......................................   46,300      2,504,830
                                                                        ------------

TOTAL CONVERTIBLE PREFERRED STOCKS...................................     21,253,554
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CORPORATE BONDS  3.2%
          BROADCASTING & CABLE TV  0.9%
$1,000    Continental Cablevision, Inc. .............. 8.300%   05/15/06   $  1,049,747
 1,000    Cox Communications, Inc. ................... 6.875    06/15/05      1,019,780
                                                                           ------------
                                                                              2,069,527
                                                                           ------------
          ELECTRIC UTILITIES  1.0%
 1,000    Texas Utilities Electric Co. ............... 8.250    04/01/04      1,058,080
 1,000    Union Electric Co. ......................... 7.375    12/15/04      1,056,800
                                                                           ------------
                                                                              2,114,880
                                                                           ------------
          INTEGRATED TELECOMMUNICATION SERVICES  0.9%
 1,000    ALLTEL Corp. ............................... 7.125    03/01/03      1,019,701
 1,000    Sprint Corp.--FON Group..................... 8.125    07/15/02        991,834
                                                                           ------------
                                                                              2,011,535
                                                                           ------------
          TELECOMMUNICATIONS  0.4%
 1,000    WorldCom, Inc. ............................. 7.750    04/01/07        867,538
                                                                           ------------

          TOTAL CORPORATE BONDS.........................................      7,063,480
                                                                           ------------
          CONVERTIBLE CORPORATE OBLIGATIONS  3.3%
          BROADCASTING & CABLE TV  0.9%
 2,192    Adelphia Communications Corp. (Convertible
          into 39,503 common shares).................. 6.000    02/15/06      1,608,380
   700    Liberty Media Corp., 144A--Private Placement
          (Convertible into 16,064 shares of Sprint
          PCS Group common stock) (b)................. 4.000    11/15/29        367,500
                                                                           ------------
                                                                              1,975,880
                                                                           ------------
          GAS UTILITIES  1.7%
 9,000    El Paso Corp., 144A--Private Placement
          (Convertible into 43,085 common shares)
          (b).........................................   *      02/28/21      3,813,750
                                                                           ------------

          WIRELESS TELECOMMUNICATION SERVICES  0.7%
 1,447    Hutchinson Whampoa International Ltd.,
          144A--Private Placement ADR--(United
          Kingdom) (Convertible into 284,495 common
          shares) (b)................................. 2.875    09/15/03      1,415,133
                                                                           ------------

          TOTAL CONVERTIBLE CORPORATE OBLIGATIONS.......................      7,204,763
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  93.3%
  (Cost $200,915,429)...................................................    205,577,162

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                              MARKET
                     DESCRIPTION                                              VALUE
REPURCHASE AGREEMENT  4.9%
State Street Bank & Trust Co. ($10,813,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/28/02, to be
  sold on 04/01/02 at $10,815,139) (Cost $10,813,000)...................   $ 10,813,000
                                                                           ------------

TOTAL INVESTMENTS  98.2%
  (Cost $211,728,429)...................................................    216,390,162
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.............................      3,967,960
                                                                           ------------

NET ASSETS  100.0%......................................................   $220,358,122
                                                                           ============

*  Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
PEPS--Premium Equity Partnership Securities
PIES--Premium Income Equity Securities
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TRACES--Trust Automatic Common Exchange Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments (Cost $211,728,429).......................  $216,390,162
Cash........................................................        89,276
Receivables:
  Investments Sold..........................................     6,159,052
  Dividends.................................................       380,411
  Interest..................................................       207,366
  Fund Shares Sold..........................................       201,564
Other.......................................................       118,684
                                                              ------------
    Total Assets............................................   223,546,515
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,467,000
  Distributor and Affiliates................................       186,448
  Fund Shares Repurchased...................................       133,589
  Investment Advisory Fee...................................       120,101
Trustees' Deferred Compensation and Retirement Plans........       148,277
Accrued Expenses............................................       132,978
                                                              ------------
    Total Liabilities.......................................     3,188,393
                                                              ------------
NET ASSETS..................................................  $220,358,122
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $231,912,031
Net Unrealized Appreciation.................................     4,661,733
Accumulated Undistributed Net Investment Income.............     1,337,146
Accumulated Net Realized Loss...............................   (17,552,788)
                                                              ------------
NET ASSETS..................................................  $220,358,122
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $135,048,775 and 8,354,105 shares of
    beneficial interest issued and outstanding).............  $      16.17
    Maximum sales charge (5.75%* of offering price).........           .99
                                                              ------------
    Maximum offering price to public........................  $      17.16
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $65,443,605 and 4,063,662 shares of
    beneficial interest issued and outstanding).............  $      16.10
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,865,742 and 1,233,886 shares of
    beneficial interest issued and outstanding).............  $      16.10
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $26,316).....  $  7,920,252
Interest....................................................     1,435,664
                                                              ------------
Total Income................................................     9,355,916
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,635,831
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $376,083, $780,036 and $228,954,
  respectively).............................................     1,385,073
Shareholder Services........................................       510,589
Legal.......................................................        36,710
Custody.....................................................        26,223
Trustees' Fees and Related Expenses.........................        18,608
Other.......................................................       344,918
                                                              ------------
    Total Expenses..........................................     3,957,952
    Less Credits Earned on Cash Balances....................         6,999
                                                              ------------
    Net Expenses............................................     3,950,953
                                                              ------------
NET INVESTMENT INCOME.......................................  $  5,404,963
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(17,527,516)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    35,063,778
  End of the Period.........................................     4,661,733
                                                              ------------
Net Unrealized Depreciation During the Period...............   (30,402,045)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(47,929,561)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(42,524,598)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2002    MARCH 31, 2001
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  5,404,963     $   4,032,931
Net Realized Gain/Loss................................   (17,527,516)       25,758,967
Net Unrealized Depreciation During the Period.........   (30,402,045)      (38,548,795)
                                                        ------------     -------------
Change in Net Assets from Operations..................   (42,524,598)       (8,756,897)
                                                        ------------     -------------

Distributions from Net Investment Income:
  Class A Shares......................................    (3,015,127)       (2,629,121)
  Class B Shares......................................      (951,540)         (750,990)
  Class C Shares......................................      (280,081)         (201,329)
                                                        ------------     -------------
                                                          (4,246,748)       (3,581,440)
                                                        ------------     -------------

Distributions from Net Realized Gain:
  Class A Shares......................................    (6,832,369)      (14,290,715)
  Class B Shares......................................    (3,511,206)       (6,821,026)
  Class C Shares......................................    (1,036,548)       (2,044,394)
                                                        ------------     -------------
                                                         (11,380,123)      (23,156,135)
                                                        ------------     -------------
Total Distributions...................................   (15,626,871)      (26,737,575)
                                                        ------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...   (58,151,469)      (35,494,472)
                                                        ------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    55,183,783       212,997,956
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................    13,604,590        22,798,835
Cost of Shares Repurchased............................   (73,490,960)     (116,570,880)
                                                        ------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    (4,702,587)      119,225,911
                                                        ------------     -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................   (62,854,056)       83,731,439
NET ASSETS:
Beginning of the Period...............................   283,212,178       199,480,739
                                                        ------------     -------------
End of the Period (Including accumulated undistributed
  net investment income of $1,337,146 and $355,555,
  respectively).......................................  $220,358,122     $ 283,212,178
                                                        ============     =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS      YEAR ENDED
                                     YEAR ENDED MARCH 31,       ENDED        JUNE 30,
CLASS A SHARES                    --------------------------   MAR. 31,   ---------------
                                  2002 (C)    2001     2000      1999      1998     1997
                                  -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $ 20.24    $22.66   $17.47    $17.66    $16.44   $15.30
                                  -------    ------   ------    ------    ------   ------
  Net Investment Income.........      .44       .39      .35       .31       .43      .64
  Net Realized and Unrealized
    Gain/Loss...................    (3.32)     (.61)    6.28       .01      3.91     1.31
                                  -------    ------   ------    ------    ------   ------
Total from
  Investment Operations.........    (2.88)     (.22)    6.63       .32      4.34     1.95
                                  -------    ------   ------    ------    ------   ------
Less:
  Distributions from Net
    Investment Income...........      .36       .36      .36       .30       .48      .61
  Distributions from Net
    Realized Gain...............      .83      1.84     1.08       .21      1.69      .20
  Return of Capital
    Distributions...............      -0-       -0-      -0-       -0-       .95      -0-
                                  -------    ------   ------    ------    ------   ------
Total Distributions.............     1.19      2.20     1.44       .51      3.12      .81
                                  -------    ------   ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $ 16.17    $20.24   $22.66    $17.47    $17.66   $16.44
                                  =======    ======   ======    ======    ======   ======

Total Return (a)................  -13.96%    -1.44%   39.44%     1.72%*   28.17%   13.20%
Net Assets at End of the Period
  (In millions).................  $ 135.0    $169.7   $ 89.1    $ 62.1    $ 60.4   $ 52.5
Ratio of Expenses to Average Net
  Assets (b)....................    1.27%     1.16%    1.26%     1.24%     1.30%    1.41%
Ratio of Net Investment Income
  to Average Net Assets (b).....    2.45%     1.91%    1.76%     2.29%     2.47%    4.03%
Portfolio Turnover..............      35%       44%      32%       13%*      23%     102%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.47% to 2.45%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS      YEAR ENDED
                                     YEAR ENDED MARCH 31,       ENDED        JUNE 30,
CLASS B SHARES                    --------------------------   MAR. 31,   ---------------
                                  2002 (C)    2001     2000      1999      1998     1997
                                  -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $ 20.16    $22.60   $17.44    $17.63    $16.43   $15.30
                                  -------    ------   ------    ------    ------   ------
  Net Investment Income.........      .31       .26      .20       .21       .31      .52
  Net Realized and Unrealized
    Gain/Loss...................    (3.32)     (.64)    6.26       .01      3.89     1.30
                                  -------    ------   ------    ------    ------   ------
Total from
  Investment Operations.........    (3.01)     (.38)    6.46       .22      4.20     1.82
                                  -------    ------   ------    ------    ------   ------
Less:
  Distributions from Net
    Investment Income...........      .22       .22      .22       .20       .36      .49
  Distributions from Net
    Realized Gain...............      .83      1.84     1.08       .21      1.69      .20
  Return of Capital
    Distributions...............      -0-       -0-      -0-       -0-       .95      -0-
                                  -------    ------   ------    ------    ------   ------
Total Distributions.............     1.05      2.06     1.30       .41      3.00      .69
                                  -------    ------   ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $ 16.10    $20.16   $22.60    $17.44    $17.63   $16.43
                                  =======    ======   ======    ======    ======   ======

Total Return (a)................  -14.68%    -2.15%   38.30%     1.21%*   27.20%   12.30%
Net Assets at End of the Period
  (In millions).................  $  65.4    $ 87.0   $101.3    $ 84.1    $ 86.8   $ 83.3
Ratio of Expenses to Average Net
  Assets (b)....................    2.03%     1.91%    2.01%     1.99%     2.07%    2.17%
Ratio of Net Investment Income
  to Average Net Assets (b).....    1.69%     1.18%    1.01%     1.53%     1.74%    3.27%
Portfolio Turnover..............      35%       44%      32%       13%*      23%     102%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS      YEAR ENDED
                                     YEAR ENDED MARCH 31,       ENDED        JUNE 30,
CLASS C SHARES                    --------------------------   MAR. 31,   ---------------
                                  2002 (C)    2001     2000      1999      1998     1997
                                  -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $ 20.16    $22.59   $17.43    $17.62    $16.43   $15.29
                                  -------    ------   ------    ------    ------   ------
  Net Investment Income.........      .30       .24      .20       .21       .31      .50
  Net Realized and Unrealized
    Gain/Loss...................    (3.31)     (.61)    6.26       .01      3.88     1.33
                                  -------    ------   ------    ------    ------   ------
Total from
  Investment Operations.........    (3.01)     (.37)    6.46       .22      4.19     1.83
                                  -------    ------   ------    ------    ------   ------
Less:
  Distributions from Net
    Investment Income...........      .22       .22      .22       .20       .36      .49
  Distributions from Net
    Realized Gain...............      .83      1.84     1.08       .21      1.69      .20
  Return of Capital
    Distributions...............      -0-       -0-      -0-       -0-       .95      -0-
                                  -------    ------   ------    ------    ------   ------
Total Distributions.............     1.05      2.06     1.30       .41      3.00      .69
                                  -------    ------   ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $ 16.10    $20.16   $22.59    $17.43    $17.62   $16.43
                                  =======    ======   ======    ======    ======   ======

Total Return (a)................  -14.68%    -2.10%   38.32%     1.22%*   27.14%   12.37%
Net Assets at End of the Period
  (In millions).................  $  19.9    $ 26.6   $  9.2    $  7.0    $  5.9   $  4.9
Ratio of Expenses to Average Net
  Assets (b)....................    2.03%     1.92%    2.01%     1.99%     2.06%    2.17%
Ratio of Net Investment Income
  to Average Net Assets (b).....    1.69%     1.17%    1.01%     1.53%     1.73%    3.23%
Portfolio Turnover..............      35%       44%      32%       13%*      23%     102%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. Prior to April 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $176,624 reduction in cost of securities and a corresponding $176,624 increase in net unrealized appreciation, based on securities held by the Fund on April 1, 2001.

    The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $41,174, increase net unrealized appreciation by $29,372, and decrease net realized losses by $11,802. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $3,874,226 which will expire on March 31, 2010.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $211,959,697
                                                              ============
Gross tax unrealized appreciation...........................  $ 23,198,409
Gross tax unrealized depreciation...........................    18,767,944
                                                              ------------
Net tax unrealized appreciation on investments..............  $  4,430,465
                                                              ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002          2001
Distributions paid from:
  Ordinary income.........................................  $ 4,246,748   $ 3,760,453
  Long-term capital gain..................................   11,380,123    22,977,122
                                                            -----------   -----------
                                                            $15,626,871   $26,737,575
                                                            ===========   ===========

    As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,731,765

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $6,999 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .65%
Next $500 million...........................................     .60%
Over $1 billion.............................................     .55%

    For the year ended March 31, 2002, the Fund recognized expenses of approximately $9,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $64,400 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $415,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $114,914 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $14,912.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $154,538,512, $51,736,454 and $25,637,065 for Classes A, B and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,352,867    $ 25,261,309
  Class B.................................................   1,216,671      22,836,228
  Class C.................................................     388,802       7,086,246
                                                            ----------    ------------
Total Sales...............................................   2,958,340    $ 55,183,783
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     551,001    $  8,667,447
  Class B.................................................     251,294       3,906,930
  Class C.................................................      66,306       1,030,213
                                                            ----------    ------------
Total Dividend Reinvestment...............................     868,601    $ 13,604,590
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,930,634)   $(34,116,689)
  Class B.................................................  (1,720,054)    (29,970,159)
  Class C.................................................    (538,557)     (9,404,112)
                                                            ----------    ------------
Total Repurchases.........................................  (4,189,245)   $(73,490,960)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    At March 31, 2001, capital aggregated $154,726,445, $54,963,455 and
$26,924,718 for Classes A, B and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   5,384,281   $ 118,576,011
  Class B................................................   3,109,971      69,549,801
  Class C................................................   1,092,837      24,872,144
                                                           ----------   -------------
Total Sales..............................................   9,587,089   $ 212,997,956
                                                           ==========   =============
Dividend Reinvestment:
  Class A................................................     675,498   $  14,515,642
  Class B................................................     307,000       6,564,516
  Class C................................................      80,460       1,718,677
                                                           ----------   -------------
Total Dividend Reinvestment..............................   1,062,958   $  22,798,835
                                                           ==========   =============
Repurchases:
  Class A................................................  (1,609,993)  $ (34,753,270)
  Class B................................................  (3,581,160)    (76,237,765)
  Class C................................................    (261,296)     (5,579,845)
                                                           ----------   -------------
Total Repurchases........................................  (5,452,449)  $(116,570,880)
                                                           ==========   =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2002 and 2001, 262,699 and 2,486,489 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $69,900 and CDSC on redeemed shares of approximately $234,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $81,689,928 and $89,073,939, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $755,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $56,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Utility Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Utility Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the four years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 8, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended March 31, 2002. The Fund designated and paid $11,380,123 as a long-term capital gain distribution. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of April 30, 2002. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 1995  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of            57
Sears Tower                                since 1995  Heidrick & Struggles, an
233 South Wacker Drive                                 executive search firm.
Suite 7000                                             Trustee/Director of funds
Chicago, IL 60606                                      in the Fund Complex.
                                                       Trustee on the University
                                                       of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner, Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting and
                                                       management consulting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
11 DuPont Circle, N.W.                     since 1993  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 1993  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  of the National Academy                 Corporation, a
Room 206                                               of Sciences/National                    pharmaceutical company,
Washington, D.C. 20418                                 Research Council, an                    since January 1998.
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 1993.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 1999  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. Chairman, Chief
                                                       Executive Officer and
                                                       Director of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Dean Witter Trust FSB.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. April
                                                       1997-June 1998, Vice
                                                       President of the Morgan
                                                       Stanley Dean Witter Funds
                                                       May 1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Dean Witter Asset
                                                       Management Inc. Trustee/
                                                       Director and President or
                                                       Trustee, President and
                                                       Chairman of the Board of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley Dean Witter and
                                                       Director of Dean Witter
                                                       Discover & Co. and Dean
                                                       Witter Realty. Prior to
                                                       1996, Director of Dean
                                                       Witter Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and Chief      since 1998  Investments, and Managing Director and President of the
45th Floor                    Investment Officer                   Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 3rd Floor                                                Distributor, Investor Services and certain other
Jersey City, NJ 07311                                              subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1993  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
184, 384, 584                                                  Member NASD/SIPC.
UTLF ANR 5/02                                                    5602E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 27, 1995--March 31, 2002)

 [LINE GRAPH]

                                                                                                STANDARD & POOR'S 500 INDEX IS AN
                                                                                                    UNMANAGED INDEX GENERALLY
                                                                                                REPRESENTATIVE OF THE U.S. STOCK
                                                                       GROWTH FUND*                         MARKET.+
                                                                       ------------             ---------------------------------
12/27/95                                                                  9425.00                           10000.00
                                                                          9500.00                           10023.30
3/96                                                                     11310.00                           10561.20
                                                                         12912.00                           11035.30
                                                                         14213.00                           11376.40
                                                                         15390.00                           12324.70
3/97                                                                     15213.00                           12655.30
                                                                         17561.00                           14864.40
                                                                         21168.00                           15977.80
                                                                         19546.00                           16436.60
3/98                                                                     23134.00                           18729.40
                                                                         24326.00                           19347.90
                                                                         18768.00                           17423.30
                                                                         24100.00                           21134.00
3/99                                                                     24857.00                           22186.90
                                                                         26180.00                           23750.70
                                                                         26180.00                           22267.70
                                                                         38335.00                           25580.90
3/00                                                                     48020.00                           26167.40
                                                                         44557.00                           25472.40
                                                                         49203.00                           25225.70
                                                                         37275.00                           23251.90
3/01                                                                     29315.00                           20495.30
                                                                         31427.00                           21694.80
                                                                         25202.00                           18510.40
                                                                         29952.00                           20488.20
3/02                                                                     29921.00                           20544.50

This chart compares your fund's performance to that of the S&P 500 Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliate. While the fund had been available for sale in a limited number of states, prior to February 3, 1997, the fund had not engaged in a broad continuous public offering, had limited public investors, and was not subject to redemption requests. The fund's adviser believes that the portfolio had been managed substantially the same as if the fund had been open for investment to all public investors. No assurances can be given, however, that the fund's investment performance would have been the same during the period if the fund had been broadly distributed.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
+ Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    2.06%      1.32%      1.32%
-------------------------------------------------------------------------
One-year total return(2)                 -3.78%     -3.68%      0.32%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                13.14%     13.42%     13.60%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                19.13%     19.47%     19.47%
-------------------------------------------------------------------------
Commencement date                      12/27/95   12/27/95   12/27/95
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and services fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/ Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    From the Fund's Inception through the period ended September 30, 1999, certain fees were waived and expenses were voluntarily reimbursed by the Fund's adviser which had a material effect on the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower. The fee waiver and expense reimbursements were voluntary in nature and have been discontinued at the Adviser's discretion.

    An important factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater effect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as occurred in 1996.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(as a percentage of long-term investments--March 31, 2002)


1.   BEST BUY                    1.6%
     Sells home office products, consumer
     electronics, entertainment software,
     and appliances.

2.   SYMANTEC                    1.5%
     Provides security software to
     consumers and businesses.

3.   PEP BOYS -
     MANNY, MOE & JACK           1.5%
     Operates automobile-parts retail
     stores throughout the United States.

4.   OFFICE DEPOT                1.4%
     Sells office supplies at retail
     stores worldwide and through the
     Internet.

5.   GUIDANT                     1.4%
     Manufactures cardiovascular
     therapeutic device, including
     pacemakers and defibrillators.

6.   CENDANT                     1.4%
     Provides travel and real estate
     services through franchises including
     Howard Johnson, Avis and Century 21
     brands.

7.   TJX                         1.4%
     Owns and operates off-price retail
     chains, including TJ Maxx and
     Marshall's.

8.   CSX                         1.4%
     Provides freight transportation
     services, including rail systems and
     container shipping.

9.   WELLPOINT HEALTH NETWORKS   1.4%
     Provides healthcare plans and medical
     benefits to customers throughout the
     United States.

10.  GLOBALSANTAFE               1.4%
     Produces oil and gas, and provides
     drilling services worldwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       MARCH 31, 2002                     MARCH 31, 2001
                                                                       --------------                     --------------
Electronic Equipment & Instruments                                          6.20                               3.70
Data Processing Services                                                    5.30                               2.20
Specialty Stores                                                            5.30                               5.70
Semiconductors                                                              5.10                               7.40
Biotechnology                                                               4.40                               0.50


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2002. THE TEAM IS LED BY JEFF
D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS, WHO BOTH JOINED THE TEAM IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Van Kampen Growth Fund
returned 2.06 percent for the 12 months ended March 31, 2002. For the same period, the fund outperformed the Standard & Poor's 500 Index, which returned
0.24 percent, but lagged the Russell Midcap(R) Growth Index, which returned 4.70 percent. We believe the Russell index provides an additional useful point of comparison for the fund because the index also invests in mid-cap growth stocks. By comparison, the S&P index is a broader index that covers both growth and value stocks, as well as large-cap stocks.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell Midcap(R) Growth Index is an unmanaged index generally representative of mid-capitalization securities in the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET CONDITIONS DURING THE PERIOD?

A   The environment continued to be
difficult for stock investors. Driven by a weak economy, deteriorating corporate profits, somewhat higher-than-normal valuations--and exacerbated by the overly pessimistic expectations after the September 11 attacks--the stock market declined through September 21.

    Despite a rally in the fourth quarter of 2001, the stock market remained in a somewhat stalled mode. The market seemed to be limited on the upside by negative influences such as high valuations and profit concerns. Investors anticipating a potential recovery had already bid up stock prices. Therefore, these high-valuation stocks were unable to rise further when the positive economic data was actually announced. In addition, negative investor sentiment was pervasive. Investors seemed concerned specifically about the Enron collapse and generally about the true level of profits due to accounting issues at a number of companies.

    At the same time, positive factors such as the Federal Reserve's monetary stimulus and investors' hopes for economic recovery seemed to keep the market from entering a prolonged decline. In December and the first few months of 2002, we believe definite, but not dramatic, signs of economic improvement began to emerge.

Q   IN LIGHT OF THIS MARKET
    UNCERTAINTY, HOW DID YOU MANAGE THE FUND?

A   In all types of market conditions,
we stay true to our basic investment strategy--seeking stocks with positive future fundamentals and attractive valuations. At the same time, we do make adjustments to the fund's portfolio when we think it is appropriate. Accordingly, in approximately early 2001, we responded to the highly uncertain environment by implementing what we call a "barbell" structure (described further below).

Q   WHAT DO YOU MEAN BY
    A BARBELL STRUCTURE?

A   Think of a barbell's shape--we
took a similar approach with the fund by dividing the portfolio between two different groups of stocks.

    On one side of the barbell, the portfolio's assets were invested in defensively oriented growth companies. These stocks exhibited growth characteristics yet were, we believed, likely to succeed during an economic slowdown. Stocks in this category included mortgage companies, which stood to gain from refinancing activity spurred by falling interest rates; food businesses, which have historically been less prone to economic downturns; and technology outsourcing firms, which we thought were well positioned to provide needed expertise to companies unwilling to commit to large capital investments.

    On the barbell's other side were stocks we believed could benefit if the economy suddenly improved. These more-traditional, higher-growth stocks included a number of technology businesses--such as semiconductor companies--as well as consumer cyclical, retail and other more economically sensitive companies.

Q   HOW DID YOU DETERMINE
    THE WEIGHT FOR EACH SIDE OF THE BARBELL?

A   Because the economy remained
sluggish with no clear indications of recovery for most of the period, we weighted the portfolio nearly evenly between the two sides. However, as the economy began to show signs of improvement in December and early 2002, we slightly tilted the portfolio toward the economically sensitive side. For example, we added to railroad stock CSX and bought trucking stock Roadway Express. We also increased the fund's weighting in energy stocks. At the same time, we sold some of the portfolio's defensively oriented stocks such as food distributor Fleming and drug distributors Amerisource Bergen and Cardinal Health. The fund's overall weighting in financial stocks also decreased.

Q   WHICH STOCKS HELPED THE
    FUND'S PERFORMANCE?

A   The fund's top performing stock
was Celestica, a contract electronics manufacturer. The contract industry has gained a greater share of total electronics manufacturing as these contract companies can manufacture at a lower cost than their customers, the computer and telecommunications equipment companies. As technology and telecom companies moved to outsource as a less expensive alternative to in-house production, Celestica was a beneficiary. Similarly, the fund's position in Affiliated Computer Services, which provides a range of consulting and outsourcing services to help businesses run more efficiently, performed well.

    Software company Symantec also contributed to the fund's performance. Although the company's anti-virus software had been strong in the consumer market, the company recently expanded its corporate business, and the market rewarded the stock. As computer and network viruses have proliferated in recent years, companies and individual users alike have become increasingly aware of the need for protection.

    Auto-parts retailers AutoZone and Pep Boys were also among the fund's best performing stocks. These companies benefited from refocusing their business plans on trying to expand profit margins rather than increase sales.

    Keep in mind not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHICH STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Stocks that had high growth
prospects going into the economic recession tended to fare the worst once the slowdown became evident. In the market overall, the technology networking and equipment area and the telecommunication services area were especially hard hit. In the fund, stocks that had a significant negative impact included software developer Peregrine Systems, telecommunications equipment provider Comverse Technology, and drug researcher Human Genome Sciences. We sold Comverse and Human Genome Sciences.

    Other detractors from the fund's performance included Enterasys and Tiffany's. The market punished networking equipment designer Enterasys after the company announced revenue shortfall and that the Securities and Exchange Commission opened an investigation into the company's accounting practices. Given the events of September 11, high-end retailer Tiffany's suffered as investors anticipated lower demand for luxury goods.

Q   WHAT IS YOUR OUTLOOK?

A   Overall, we believe the economy
will slowly resume growth. We anticipate that the Federal Reserve's interest-rate cuts may continue to provide a positive backdrop over the next year. Historically, these rate cuts have taken about one year to help the economy.

    However, our main concerns are energy costs and stock valuations. If energy costs remain high, we believe consumers may be less likely to spend. Because consumers represent two-thirds of the economy, a weakened consumer could have a sizeable effect on the economy's ability to sustain a recovery.

    Some economists anticipate that the Fed could begin raising interest rates in the next six to twelve months. Although we do not believe this change in monetary policy is imminent, historical trends suggest that the stock market tends to have a more difficult time after several interest-rate increases.

    Nonetheless, this environment does not change how we select stocks for the fund. In this environment, as in all types of market conditions, we will continue to build the fund's portfolio one stock at a time. Rather than trying to forecast which sector has the potential to outperform other sectors, we are more interested in seeking individual stocks that best meet the fund's investment criteria.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  98.3%
ADVERTISING  1.1%
Interpublic Group Cos., Inc. ...............................  100,200   $  3,434,856
                                                                        ------------

APPAREL & ACCESSORIES  2.7%
Jones Apparel Group, Inc. (a)...............................   90,000      3,145,500
Liz Claiborne, Inc. ........................................   47,000      1,332,920
Oakley, Inc. (a)............................................   81,000      1,449,900
Polo Ralph Lauren Corp., Class A (a)........................   81,000      2,363,580
                                                                        ------------
                                                                           8,291,900
                                                                        ------------
APPAREL RETAIL  2.4%
Genesco, Inc. (a)...........................................  119,000      3,280,830
TJX Cos., Inc. .............................................  106,000      4,241,060
                                                                        ------------
                                                                           7,521,890
                                                                        ------------
APPLICATION SOFTWARE  3.9%
Autodesk, Inc. .............................................   44,000      2,054,360
Cadence Design Systems, Inc. (a)............................   94,000      2,125,340
Intuit, Inc. (a)............................................   39,000      1,496,040
Manugistics Group, Inc. (a).................................   77,000      1,653,960
Mentor Graphics Corp. (a)...................................  102,000      2,156,280
PeopleSoft, Inc. (a)........................................   39,000      1,424,670
Peregrine Systems, Inc. (a).................................  131,000      1,247,120
                                                                        ------------
                                                                          12,157,770
                                                                        ------------
AUTO PARTS & EQUIPMENT  2.4%
BorgWarner, Inc. ...........................................   36,000      2,265,120
Johnson Controls, Inc. .....................................   15,000      1,324,650
Lear Corp. (a)..............................................   80,000      3,808,000
                                                                        ------------
                                                                           7,397,770
                                                                        ------------
BANKS  1.9%
Compass Bancshares, Inc. ...................................   52,000      1,605,240
IndyMac Bancorp, Inc. (a)...................................   54,000      1,333,800
SouthTrust Corp. ...........................................   60,000      1,584,000
Washington Mutual, Inc. ....................................   44,000      1,457,720
                                                                        ------------
                                                                           5,980,760
                                                                        ------------
BIOTECHNOLOGY  4.3%
Biogen, Inc. (a)............................................   42,000      2,060,520
Cephalon, Inc. (a)..........................................   45,000      2,835,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (a)...........................................   31,000   $  1,353,770
Gilead Sciences, Inc. (a)...................................   67,000      2,411,330
IDEC Pharmaceuticals Corp. (a)..............................   45,000      2,893,500
Immunex Corp. (a)...........................................   58,000      1,755,080
                                                                        ------------
                                                                          13,309,200
                                                                        ------------
CASINOS & GAMING  2.4%
Harrah's Entertainment, Inc. (a)............................   40,000      1,770,400
International Game Technology (a)...........................   51,000      3,178,320
MGM Mirage, Inc. (a)........................................   72,000      2,608,560
                                                                        ------------
                                                                           7,557,280
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  2.7%
Best Buy Co., Inc. (a)......................................   62,000      4,910,400
CDW Computer Centers, Inc. (a)..............................   68,000      3,423,120
                                                                        ------------
                                                                           8,333,520
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  1.2%
Lexmark International, Inc., Class A (a)....................   45,000      2,573,100
Storage Technology Corp. (a)................................   56,000      1,200,640
                                                                        ------------
                                                                           3,773,740
                                                                        ------------
CONSTRUCTION & FARM MACHINERY  0.9%
Navistar International Corp. (a)............................   60,000      2,658,000
                                                                        ------------

CONSUMER FINANCE  0.2%
AmeriCredit Corp. (a).......................................   16,000        607,840
                                                                        ------------

DATA PROCESSING SERVICES  5.2%
Affiliated Computer Services, Inc., Class A (a).............   73,000      4,097,490
BISYS Group, Inc. (a).......................................   88,000      3,102,000
First Data Corp. ...........................................   40,000      3,490,000
Fiserv, Inc. (a)............................................   63,000      2,897,370
Sabre Holdings Corp., Class A (a)...........................   51,000      2,382,210
                                                                        ------------
                                                                          15,969,070
                                                                        ------------
DISTRIBUTORS  0.7%
Coach, Inc. (a).............................................   44,000      2,231,240
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  1.4%
Cendant Corp. (a)...........................................  222,000      4,262,400
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  4.1%
Bear Stearns Co., Inc. .....................................   38,000      2,384,500
Federated Investors, Inc., Class B..........................   55,000      1,779,250
Lehman Brothers Holdings, Inc. .............................   47,000      3,038,080

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Stilwell Financial, Inc. ...................................   26,000   $    636,740
T. Rowe Price Group, Inc. ..................................   30,000      1,167,900
USA Education, Inc. ........................................   36,000      3,520,800
                                                                        ------------
                                                                          12,527,270
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.5%
Axcelis Technologies, Inc. (a)..............................  104,000      1,487,200
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  6.1%
AVX Corp. ..................................................   58,000      1,214,520
Celestica, Inc. (Canada) (a)................................  111,600      4,046,616
Flextronics International Ltd. (Singapore) (a)..............  146,000      2,664,500
Jabil Circuit, Inc. (a).....................................   70,000      1,647,100
NVIDIA Corp. (a)............................................   25,000      1,109,000
QLogic Corp. (a)............................................   34,000      1,683,680
Tech Data Corp. (a).........................................   87,000      3,992,430
Tektronix, Inc. (a).........................................   50,000      1,183,000
Vishay Intertechnology, Inc. (a)............................   61,000      1,240,740
                                                                        ------------
                                                                          18,781,586
                                                                        ------------
HEALTH CARE DISTRIBUTORS & SERVICES  3.1%
Express Scripts, Inc. (a)...................................   46,000      2,649,140
Laboratory Corporation of America Holdings (a)..............   29,000      2,779,940
Lincare Holdings, Inc. (a)..................................   56,000      1,518,720
Quest Diagnostics, Inc. (a).................................   33,000      2,734,050
                                                                        ------------
                                                                           9,681,850
                                                                        ------------
HEALTH CARE EQUIPMENT  4.2%
Boston Scientific Corp. (a).................................   99,000      2,483,910
DENTSPLY International, Inc. ...............................   55,000      2,038,300
Guidant Corp. (a)...........................................  100,000      4,332,000
St. Jude Medical, Inc. (a)..................................   35,000      2,700,250
Stryker Corp................................................   21,000      1,266,930
                                                                        ------------
                                                                          12,821,390
                                                                        ------------
HEALTH CARE FACILITIES  0.9%
Service Corp. International (a).............................  314,000      1,664,200
Tenet Healthcare Corp. (a)..................................   18,000      1,206,360
                                                                        ------------
                                                                           2,870,560
                                                                        ------------
HEALTH CARE SUPPLIES  1.0%
Alcon, Inc. (Switzerland) (a)...............................   53,000      1,794,050
Allergan, Inc. .............................................   22,000      1,422,300
                                                                        ------------
                                                                           3,216,350
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HOME FURNISHINGS  1.1%
Furniture Brands International, Inc. (a)....................   53,000   $  1,931,850
Mohawk Industries, Inc. (a).................................   25,000      1,502,250
                                                                        ------------
                                                                           3,434,100
                                                                        ------------
HOTELS  0.7%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   57,000      2,143,770
                                                                        ------------

HOUSEHOLD APPLIANCES  1.0%
Maytag Corp. ...............................................   71,000      3,141,750
                                                                        ------------

INDUSTRIAL MACHINERY  0.8%
Ingersoll Rand Co., Class A (Bermuda).......................   47,000      2,350,940
                                                                        ------------

INSURANCE BROKERS  0.3%
Willis Group Holdings Ltd. (United Kingdom) (a).............   35,000        864,500
                                                                        ------------

INTEGRATED OIL & GAS  2.7%
Conoco, Inc. ...............................................  134,000      3,910,120
Phillips Petroleum Co. .....................................   20,000      1,256,000
Spinnaker Exploration Co. (a)...............................   73,000      3,040,450
                                                                        ------------
                                                                           8,206,570
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  0.4%
Amdocs Ltd. (Guernsey) (a)..................................   43,000      1,145,950
                                                                        ------------

IT CONSULTING & SERVICES  0.2%
SEI Investments Co. ........................................   14,800        633,588
                                                                        ------------

MANAGED HEALTH CARE  2.5%
Caremark Rx, Inc. (a).......................................   80,000      1,560,000
UnitedHealth Group, Inc. ...................................   25,000      1,910,500
WellPoint Health Networks, Inc. (a).........................   66,000      4,202,220
                                                                        ------------
                                                                           7,672,720
                                                                        ------------
MULTI-LINE INSURANCE  0.8%
Loews Corp. ................................................   16,000        937,280
Old Republic International Corp. ...........................   49,000      1,566,530
                                                                        ------------
                                                                           2,503,810
                                                                        ------------
OIL & GAS DRILLING  2.6%
GlobalSantaFe Corp. ........................................  128,000      4,185,600
Noble Drilling Corp. (a)....................................   95,000      3,932,050
                                                                        ------------
                                                                           8,117,650
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EQUIPMENT & SERVICES  2.4%
Baker Hughes, Inc. .........................................   97,000   $  3,710,250
Smith International, Inc. (a)...............................   56,000      3,794,000
                                                                        ------------
                                                                           7,504,250
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  0.9%
EOG Resources, Inc. ........................................   65,000      2,636,400
                                                                        ------------

PACKAGED FOODS  0.8%
Smithfield Foods, Inc. (a)..................................   96,000      2,505,600
                                                                        ------------

PERSONAL PRODUCTS  0.9%
NBTY, Inc. (a)..............................................  162,000      2,763,720
                                                                        ------------

PHARMACEUTICALS  1.7%
Biovail Corp. (Canada) (a)..................................   47,000      2,349,060
Medicis Pharmaceutical Corp., Class A (a)...................   32,000      1,776,000
Mylan Laboratories, Inc. ...................................   43,000      1,266,780
                                                                        ------------
                                                                           5,391,840
                                                                        ------------
PROPERTY & CASUALTY  0.3%
MBIA, Inc. .................................................   15,000        820,350
                                                                        ------------

PUBLISHING & PRINTING  1.8%
Gannett Co., Inc. ..........................................   28,000      2,130,800
New York Times Co., Class A.................................   74,000      3,541,640
                                                                        ------------
                                                                           5,672,440
                                                                        ------------
RAILROADS  1.4%
CSX Corp. ..................................................  111,000      4,230,210
                                                                        ------------

RESTAURANTS  2.4%
Brinker International, Inc. (a).............................   48,500      1,571,885
CBRL Group, Inc. ...........................................   93,000      2,647,710
Darden Restaurants, Inc. ...................................   39,000      1,583,010
Tricon Global Restaurants, Inc. (a).........................   27,000      1,587,060
                                                                        ------------
                                                                           7,389,665
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  2.1%
KLA-Tencor Corp. (a)........................................   34,000      2,261,000
Lam Research Corp. (a)......................................   64,000      1,876,480
Novellus Systems, Inc. (a)..................................   45,000      2,436,300
                                                                        ------------
                                                                           6,573,780
                                                                        ------------
SEMICONDUCTORS  5.0%
Agere Systems, Inc., Class A (a)............................  381,000      1,482,090
Altera Corp. (a)............................................   51,000      1,115,370

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTORS (CONTINUED)
Fairchild Semiconductor Corp. (a)...........................   90,000   $  2,574,000
International Rectifier Corp. (a)...........................   53,000      2,406,730
Intersil Corp., Class A (a).................................   43,000      1,219,050
Lattice Semiconductor Corp. (a).............................  106,000      1,858,180
LSI Logic Corp. (a).........................................   72,000      1,224,000
Microchip Technology, Inc. (a)..............................   57,000      2,384,310
Xilinx, Inc. (a)............................................   30,000      1,195,800
                                                                        ------------
                                                                          15,459,530
                                                                        ------------
SOFT DRINKS  0.7%
Pepsi Bottling Group, Inc. .................................   80,000      2,069,600
                                                                        ------------

SPECIALTY CHEMICALS  0.5%
PPG Industries, Inc. .......................................   28,000      1,537,480
                                                                        ------------

SPECIALTY STORES  5.2%
AutoZone, Inc. (a)..........................................   52,000      3,580,200
Foot Locker, Inc. (a).......................................  225,000      3,640,500
Office Depot, Inc. (a)......................................  219,000      4,347,150
PEP Boys Manny Moe & Jack...................................  269,000      4,476,160
                                                                        ------------
                                                                          16,044,010
                                                                        ------------
SYSTEMS SOFTWARE  3.4%
Adobe Systems, Inc. ........................................   55,000      2,215,950
BMC Software, Inc. (a)......................................  117,000      2,275,650
Borland Software Corp. (a)..................................   99,000      1,287,990
Symantec Corp. (a)..........................................  113,000      4,656,730
                                                                        ------------
                                                                          10,436,320
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  0.7%
Avaya, Inc. (a).............................................  122,000        900,360
Lucent Technologies, Inc. (a)...............................  241,000      1,139,930
                                                                        ------------
                                                                           2,040,290
                                                                        ------------
TOBACCO  0.6%
UST, Inc. ..................................................   45,000      1,751,850
                                                                        ------------

TRUCKING  1.1%
Roadway Corp. ..............................................   75,000      2,775,000
Ryder System, Inc. .........................................   25,000        738,500
                                                                        ------------
                                                                           3,513,500
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $278,165,791)................................................   $303,429,625

REPURCHASE AGREEMENT  3.8%
UBS Securities ($11,674,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/28/02, to be sold on
  04/01/02 at $11,676,374) (Cost $11,674,000)........................     11,674,000
                                                                        ------------

TOTAL INVESTMENTS  102.1%
  (Cost $289,839,791)................................................    315,103,625

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)........................     (6,500,677)
                                                                        ------------

NET ASSETS  100.0%...................................................   $308,602,948
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments (Cost $289,839,791).......................  $315,103,625
Cash........................................................       712,456
Receivables:
  Investments Sold..........................................    11,252,571
  Fund Shares Sold..........................................     1,262,338
  Dividends.................................................        40,569
  Interest..................................................         2,374
Other.......................................................        65,154
                                                              ------------
    Total Assets............................................   328,439,087
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    18,869,814
  Fund Shares Repurchased...................................       296,400
  Distributor and Affiliates................................       262,222
  Investment Advisory Fee...................................       187,320
Accrued Expenses............................................       133,834
Trustees' Deferred Compensation and Retirement Plans........        86,549
                                                              ------------
    Total Liabilities.......................................    19,836,139
                                                              ------------
NET ASSETS..................................................  $308,602,948
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $335,102,787
Net Unrealized Appreciation.................................    25,263,834
Accumulated Net Investment Loss.............................       (95,320)
Accumulated Net Realized Loss...............................   (51,668,353)
                                                              ------------
NET ASSETS..................................................  $308,602,948
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $169,120,632 and 8,923,006 shares of
    beneficial interest issued and outstanding).............  $      18.95
    Maximum sales charge (5.75%* of offering price).........          1.16
                                                              ------------
    Maximum offering price to public........................  $      20.11
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $116,756,928 and 6,521,874 shares of
    beneficial interest issued and outstanding).............  $      17.90
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $22,725,388 and 1,270,147 shares of
    beneficial interest issued and outstanding).............  $      17.89
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2002

INVESTMENT INCOME:
Dividends...................................................    $    732,927
Interest....................................................         254,710
                                                                ------------
    Total Income............................................         987,637
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,819,117
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $288,638, $1,093,092 and $179,311,
  respectively).............................................       1,561,041
Shareholder Services........................................         641,028
Legal.......................................................          43,082
Custody.....................................................          30,923
Trustees' Fees and Related Expenses.........................          16,374
Other.......................................................         314,673
                                                                ------------
    Total Expenses..........................................       4,426,238
    Less Credits Earned on Cash Balances....................           1,689
                                                                ------------
    Net Expenses............................................       4,424,549
                                                                ------------
NET INVESTMENT LOSS.........................................    $ (3,436,912)
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(21,291,571)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (4,437,230)
  End of the Period.........................................      25,263,834
                                                                ------------
Net Unrealized Appreciation During the Period...............      29,701,064
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $  8,409,493
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  4,972,581
                                                                ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2002    MARCH 31, 2001
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................  $ (3,436,912)    $  (3,221,416)
Net Realized Loss.....................................   (21,291,571)      (24,821,019)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................    29,701,064       (89,957,129)
                                                        ------------     -------------
Change in Net Assets from Operations..................     4,972,581      (117,999,564)
                                                        ------------     -------------

Distributions from Net Realized Gain:
  Class A Shares......................................      (214,641)      (25,504,522)
  Class B Shares......................................      (240,806)      (27,813,909)
  Class C Shares......................................       (36,989)       (3,610,304)
                                                        ------------     -------------
Total Distributions...................................      (492,436)      (56,928,735)
                                                        ------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     4,480,145      (174,928,299)
                                                        ------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................   188,075,622       192,487,644
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       439,422        52,733,819
Cost of Shares Repurchased............................   (90,644,905)      (97,690,783)
                                                        ------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    97,870,139       147,530,680
                                                        ------------     -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................   102,350,284       (27,397,619)
NET ASSETS:
Beginning of the Period...............................   206,252,664       233,650,283
                                                        ------------     -------------
End of the Period (Including accumulated net
  investment loss of $95,320 and $91,642,
  respectively).......................................  $308,602,948     $ 206,252,664
                                                        ============     =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                    Nine
                                                                   Months        Year Ended
                                      Year Ended March 31,          Ended         June 30,
Class A Shares                   ------------------------------   March 31,   -----------------
                                 2002 (a)   2001 (a)   2000 (a)   1999 (a)     1998    1997 (a)
                                 --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $18.60    $ 40.22     $23.30     $23.46     $17.88    $13.70
                                  ------    -------     ------     ------     ------    ------
  Net Investment Income/Loss...     (.19)      (.30)      (.32)      (.18)      (.14)      .03
  Net Realized and Unrealized
    Gain/Loss..................      .57     (13.82)     20.61        .60       6.71      4.81
                                  ------    -------     ------     ------     ------    ------
Total from Investment
  Operations...................      .38     (14.12)     20.29        .42       6.57      4.84
                                  ------    -------     ------     ------     ------    ------
Less:
  Distributions from Net
    Realized Gain..............      .03       7.50       3.37        .58        .99       .35
  Return of Capital
    Distributions..............      -0-        -0-        -0-        -0-        -0-       .31
                                  ------    -------     ------     ------     ------    ------
Total Distributions............      .03       7.50       3.37        .58        .99       .66
                                  ------    -------     ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $18.95    $ 18.60     $40.22     $23.30     $23.46    $17.88
                                  ======    =======     ======     ======     ======    ======

Total Return* (b)..............    2.06%    -38.95%     93.18%      2.18%**   38.52%    36.00%
Net Assets at End of the Period
  (In millions)................   $169.1    $  95.5     $106.3     $ 60.1     $ 64.9    $ 53.1
Ratio of Expenses to Average
  Net Assets*..................    1.43%      1.33%      1.44%      1.64%      1.30%     1.32%
Ratio of Net Investment Income/
  Loss to Average Net
  Assets*......................   (1.02%)    (1.00%)    (1.14%)    (1.19%)     (.64%)     .19%
Portfolio Turnover.............     127%       172%       170%        82%**     125%      139%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A        N/A        N/A      1.68%      1.58%     2.31%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A        N/A        N/A     (1.23%)     (.92%)    (.80%)

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                    Nine
                                                                   Months        Year Ended
                                      Year Ended March 31,          Ended         June 30,
Class B Shares                   ------------------------------   March 31,   -----------------
                                 2002 (a)   2001 (a)   2000 (a)   1999 (a)     1998    1997 (a)
                                 --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $17.70    $ 39.06     $22.87     $23.17     $17.80    $13.70
                                  ------    -------     ------     ------     ------    ------
  Net Investment Loss..........     (.31)      (.52)      (.52)      (.30)      (.27)     (.09)
  Net Realized and Unrealized
    Gain/Loss..................      .54     (13.34)     20.08        .58       6.63      4.85
                                  ------    -------     ------     ------     ------    ------
Total from Investment
  Operations...................      .23     (13.86)     19.56        .28       6.36      4.76
                                  ------    -------     ------     ------     ------    ------
Less:
  Distributions from Net
    Realized Gain..............      .03       7.50       3.37        .58        .99       .35
  Return of Capital
    Distributions..............      -0-        -0-        -0-        -0-        -0-       .31
                                  ------    -------     ------     ------     ------    ------
Total Distributions............      .03       7.50       3.37        .58        .99       .66
                                  ------    -------     ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $17.90    $ 17.70     $39.06     $22.87     $23.17    $17.80
                                  ======    =======     ======     ======     ======    ======

Total Return* (b)..............    1.32%    -39.49%     91.74%      1.60%**   37.56%    35.32%
Net Assets at End of the Period
  (In millions)................   $116.8    $  97.0     $115.6     $ 72.8     $ 79.7    $ 55.0
Ratio of Expenses to Average
  Net Assets*..................    2.19%      2.10%      2.18%      2.40%      2.05%     2.07%
Ratio of Net Investment Loss to
  Average Net Assets*..........   (1.78%)    (1.77%)    (1.89%)    (1.95%)    (1.40%)    (.56%)
Portfolio Turnover.............     127%       172%       170%        82%**     125%      139%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A        N/A        N/A      2.44%      2.34%     3.04%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A        N/A        N/A     (1.99%)    (1.68%)   (1.53%)

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                    Nine
                                                                   Months        Year Ended
                                      Year Ended March 31,          Ended         June 30,
Class C Shares                   ------------------------------   March 31,   -----------------
                                 2002 (a)   2001 (a)   2000 (a)   1999 (a)     1998    1997 (a)
                                 --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $17.69    $ 39.01     $22.87     $23.17     $17.79    $13.70
                                  ------    -------     ------     ------     ------    ------
  Net Investment Loss..........     (.31)      (.50)      (.52)      (.30)      (.31)     (.10)
  Net Realized and Unrealized
    Gain/Loss..................      .54     (13.32)     20.03        .58       6.68      4.85
                                  ------    -------     ------     ------     ------    ------
Total from Investment
  Operations...................      .23     (13.82)     19.51        .28       6.37      4.75
                                  ------    -------     ------     ------     ------    ------
Less:
  Distributions from Net
    Realized Gain..............      .03       7.50       3.37        .58        .99       .35
  Return of Capital
    Distributions..............      -0-        -0-        -0-        -0-        -0-       .31
                                  ------    -------     ------     ------     ------    ------
Total Distributions............      .03       7.50       3.37        .58        .99       .66
                                  ------    -------     ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $17.89    $ 17.69     $39.01     $22.87     $23.17    $17.79
                                  ======    =======     ======     ======     ======    ======

Total Return* (b)..............    1.32%    -39.43%     91.52%      1.60%**   37.56%    35.32%
Net Assets at End of the Period
  (In millions)................   $ 22.7    $  13.7     $ 11.8     $  7.4     $  9.2    $  8.3
Ratio of Expenses to Average
  Net Assets*..................    2.19%      2.10%      2.19%      2.41%      2.05%     2.07%
Ratio of Net Investment Loss to
  Average Net Assets*..........   (1.78%)    (1.77%)    (1.89%)    (1.96%)    (1.39%)    (.57%)
Portfolio Turnover.............     127%       172%       170%        82%**     125%      139%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A        N/A        N/A      2.45%      2.34%     3.04%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A        N/A        N/A     (2.00%)    (1.68%)   (1.55%)

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $42,690,604 which expires on March 31, 2010.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $291,142,771
                                                                ============
Gross tax unrealized appreciation...........................    $ 33,637,991
Gross tax unrealized depreciation...........................       9,677,137
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 23,960,854
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                                2002         2001
Distributions paid from:
  Ordinary income...........................................  $    -0-    $40,525,638
  Long-term capital gain....................................   492,098     16,403,097
                                                              --------    -----------
                                                              $492,098    $56,928,735
                                                              ========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

relating to a net operating loss totaling $3,433,234 has been reclassified from accumulated net investment loss to capital. Additionally, a permanent book and tax difference relating to an over distribution of long-term capital gains totaling $338 has been reclassified from accumulated net realized loss to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $1,689 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2002, the Fund recognized expenses of approximately $9,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to the fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $63,600 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $514,800. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $61,760 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $63,180.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $180,049,928, $129,643,677 and $25,409,182 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   6,638,956    $123,251,068
  Class B................................................   2,677,982      47,587,224
  Class C................................................     976,977      17,237,330
                                                           ----------    ------------
Total Sales..............................................  10,293,915    $188,075,622
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................      10,948    $    204,063
  Class B................................................      11,534         203,576
  Class C................................................       1,802          31,783
                                                           ----------    ------------
Total Dividend Reinvestment..............................      24,284    $    439,422
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,862,758)   $(53,353,882)
  Class B................................................  (1,647,183)    (28,861,566)
  Class C................................................    (484,989)     (8,429,457)
                                                           ----------    ------------
Total Repurchases........................................  (4,994,930)   $(90,644,905)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    At March 31, 2001, capital aggregated $111,830,346, $112,013,501 and
$16,822,373 for Classes A, B and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   3,801,808    $118,808,081
  Class B................................................   2,148,489      61,317,599
  Class C................................................     438,761      12,361,964
                                                           ----------    ------------
Total Sales..............................................   6,389,058    $192,487,644
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................   1,012,131    $ 23,754,714
  Class B................................................   1,164,499      26,061,485
  Class C................................................     130,483       2,917,620
                                                           ----------    ------------
Total Dividend Reinvestment..............................   2,307,113    $ 52,733,819
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,320,223)   $(74,314,294)
  Class B................................................    (792,736)    (20,946,534)
  Class C................................................     (95,185)     (2,429,955)
                                                           ----------    ------------
Total Repurchases........................................  (3,208,144)   $(97,690,783)
                                                           ==========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2002 and 2001, 97,289 and 0 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $122,900 and CDSC on redeemed shares of approximately $205,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $398,648,711 and $299,894,474, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $931,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $50,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Growth Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 8, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2002. The Fund designated and paid $492,098 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of April 30, 2002. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 1995  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of            57
Sears Tower                                since 1995  Heidrick & Struggles, an
233 South Wacker Drive                                 executive search firm.
Suite 7000                                             Trustee/Director of funds
Chicago, IL 60606                                      in the Fund Complex.
                                                       Trustee on the University
                                                       of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner, Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting and
                                                       management consulting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
11 DuPont Circle, N.W.                     since 1995  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  of the National Academy                 Corporation, a
Room 206                                               of Sciences/National                    pharmaceutical company,
Washington, D.C. 20418                                 Research Council, an                    since January 1998.
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 1993.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 1999  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. Chairman, Chief
                                                       Executive Officer and
                                                       Director of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Dean Witter Trust FSB.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. April
                                                       1997-June 1998, Vice
                                                       President of the Morgan
                                                       Stanley Dean Witter Funds
                                                       May 1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Dean Witter Asset
                                                       Management Inc. Trustee/
                                                       Director and President or
                                                       Trustee, President and
                                                       Chairman of the Board of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley Dean Witter and
                                                       Director of Dean Witter
                                                       Discover & Co. and Dean
                                                       Witter Realty. Prior to
                                                       1996, Director of Dean
                                                       Witter Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and Chief      since 1998  Investments, and Managing Director and President of the
45th Floor                    Investment Officer                   Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 3rd Floor                                                Distributor, Investor Services and certain other
Jersey City, NJ 07311                                              subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS


John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1995  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
86, 186, 286                                                   Member NASD/SIPC.
GF ANR 5/02                                                      5563E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      31



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
              TRUSTEE AND OFFICER INFORMATION      33

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 21, 1999--March 31, 2002)

 [LINE GRAPH]

                                                                                               RUSSELL 2000(R) Value Index is an
                                                                                                unmanaged statistical composite
                                                                                                that measures the performance of
                                                                                                  those Russell 2000(R) Index
                                                                                               companies with lower price-to-book
                                                                                               ratios and lower forecasted growth
                                                                 SMALL CAP VALUE FUND*                      values.+
                                                                 ---------------------         ----------------------------------
6/21/99                                                                  9425.00                            10000.00
                                                                         9746.00                            10136.00
                                                                         9105.00                             9343.00
                                                                         9224.00                             9486.00
3/00                                                                     9338.00                             9849.00
                                                                         9604.00                            10041.00
                                                                        10439.00                            10778.00
                                                                        11333.00                            11652.00
3/01                                                                    11451.00                            11765.00
                                                                        13101.00                            13134.00
                                                                        11530.00                            11383.00
                                                                        12949.00                            13286.00
3/02                                                                    13978.00                            14558.00

This chart compares your fund's performance to that of the Russell 2000(R) Value Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   22.07%     21.12%     21.21%
-------------------------------------------------------------------------
One-year total return(2)                 15.02%     16.12%     20.21%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                12.81%     13.50%     14.38%
-------------------------------------------------------------------------
Commencement date                      06/21/99   06/21/99   06/21/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the Fund's return would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2002)


1.   REINSURANCE GROUP OF
     AMERICA                     4.0%
     Provides reinsurance services
     worldwide.

2.   SHAW GROUP                  3.0%
     Designs and distributes pipe systems
     worldwide.

3.   STONE ENERGY                2.8%
     Operates oil- and natural gas-
     producing properties primarily in the
     Gulf Coast Basin.

4.   APRIA HEALTHCARE            2.6%
     Provides home healthcare services
     throughout the Unites States.

5.   RENAISSANCERE HOLDINGS      2.3%
     Provides property reinsurance
     coverage for catastrophes.

6.   COMMERCE BANCSHARES         2.2%
     Provides loan services to businesses
     and consumers primarily in the
     Midwestern United States.

7.   LNR PROPERTY                2.1%
     Owns and manages apartment complexes,
     shopping centers and other commercial
     and industrial properties.

8.   DILLARD'S                   2.1%
     Operates retail department stores in
     the United States.

9.   AGL RESOURCES               2.0%
     Distributes natural gas to customers
     in Georgia, Tennessee and Virginia.

10.  SCHOOL SPECIALTY            2.0%
     Provides non-textbook supplies to
     schools in the United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                       MARCH 31, 2002                     MARCH 31, 2001
                                                                       --------------                     --------------
Banks                                                                       6.60                               7.70
Real Estate Investment Trusts                                               6.10                               6.60
Oil & Gas Exploration & Production                                          5.50                               1.00
Diversified Commercial Services                                             4.70                               0.60
Diversified Financial Services                                              4.20                               3.20


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP VALUE/CORE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JOHN CUNNIFF, JENNY BETH JONES, AND RICHARD GLASS. CUNNIFF HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1999, WHILE JONES AND GLASS HAVE MANAGED THE FUND SINCE MARCH 2002. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Small-cap value stocks have
historically been among the first to recover when the economy comes out of a recession, and the past 12 months were indicative of this trend. For the 12 months ended March 31, 2002, the fund performed well on an absolute basis, returning 22.07 percent. This performance trailed that of the fund's benchmark, the Russell 2000(R) Value Index, which rose 23.74 percent during the same period. Contributing to the fund's relative underperformance were weak stocks in the consumer staples and health care sectors. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 2000(R) Value Index is an unmanaged statistical composite that measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT MARKET CONDITIONS WERE
    UNDERLYING THIS PERFORMANCE?

A   During the first half of the
reporting period, the U.S. economy steadily lost ground. The economy officially entered a recession during the third quarter of 2001, weakening dramatically after the terrorist attacks of September 11. The attacks sent the already flagging stock market into a tailspin--the Standard & Poor's 500 Index fell 12 percent in the first five trading days following the attacks.

    Yet the recession seemed to be shorter-lived and milder than analysts expected. Consumer spending--especially in the automotive and housing sectors--helped provide a needed boost to economic growth. As it appeared that the economy was recovering, stock prices rebounded off their lows. This momentum was stalled somewhat by accounting-related fears, spurred by Enron's bankruptcy in late 2001. While the S&P 500 Index ended the 12-month period only marginally higher than its starting point, small-cap value stocks experienced much more favorable conditions and benefited from the signs of economic recovery.

Q   WHAT WAS YOUR OVERALL APPROACH
    TO MANAGING THE FUND?

A   Regardless of what is happening in
the overall market and the economy, we stick to our small-cap investing discipline. This discipline leads us in search of strong businesses selling at attractive valuations. The search involves a combination of quantitative analysis and fundamentally based, bottom-up research. Our rigorous research process is designed to direct us to good companies that can finance their growth internally through the cash they generate, as opposed to diluting equity by seeking outside financing or issuing additional stock.

Q   WHAT TYPES OF COMPANIES
    DID YOUR PROCESS LEAD YOU TO DURING THE PERIOD?

A   The fund's largest holding as of
the end of the period was Reinsurance Group of America. Reinsurance Group is one of the largest companies in the United States, focusing predominantly on life reinsurance. Reinsurers provide insurance for insurance companies to help them manage risk. We believe that reinsurance businesses are likely to continue to benefit from several factors--an increased demand for insurance products as the baby boom population ages and a greater desire for insurance companies to reduce risks on their balance sheets by buying more reinsurance for current as well as past policies. We believe Reinsurance Group is an attractively priced company that, because of its focus on life reinsurance, has the potential to be a key beneficiary of these trends.

    Shaw Group, the fund's second largest holding as of March 31, 2002, also met the fund's investment criteria. Shaw is a Louisiana-based engineering construction company. The company's valuation declined--unfairly, we believe--along with that of Enron and other stocks in the power sector. Our confidence in Shaw stemmed from the past successes of the company's management team. We saw the opportunity to buy a seemingly quality company for what we believed was an attractive price. This decision served the fund well during the period, as Shaw Group ended up being one of the fund's strongest performers.

Q   WHAT OTHER STOCKS HELPED
    FUND RESULTS?

A   The fund benefited from its
investment in Rock-Tenn, a paper-packaging manufacturer. Rock-Tenn had a relatively new management team that had performed well. In recent years, the company continually exceeded earnings expectations; this track record resulted in a steadily rising stock price. Late in the period, however, we sold the stock as it reached our target price.

    Also helping performance during the past 12 months were two stocks in the automotive industry--Pep Boys-Manny, Moe & Jack and Group 1 Automotive. Pep Boys is a nationwide auto chain that sells auto parts and provides vehicle maintenance and service, while Group 1 Automotive owns and operates car dealerships. Both stocks benefited from a favorable automotive environment.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT WERE SOME OF THE STOCKS
    THAT DISAPPOINTED?

A   Alpharma, a pharmaceuticals
manufacturer, was the fund's poorest performer. This company was an example of a "value trap"--a stock that appeared attractively valued but ultimately failed to recover from its low price. Before investing in Alpharma's stock, we thoroughly researched the company. We believed that it offered investors appreciation potential, and we were further attracted to its low valuation. Unfortunately, the stock continued to decline after we bought it, as the company's management team continued to prove ineffective at building shareholder value. We eventually sold the stock in search of better opportunities elsewhere.

    Another investment that dragged down results was Suprema Specialties, which makes and markets Italian cheeses. The company's stock price plummeted when its chief financial officer suddenly resigned and it announced that the government was investigating its financial practices. Although the details of the investigation are still being worked out, we suspect that the company may have provided investors with fraudulent financial information. We eliminated Suprema Specialties from the portfolio once the extent of the company's problems became clear.

Q   IN YOUR OPINION, WHAT LIES AHEAD
    FOR THE FUND?

A   Since the bursting of the
technology bubble in March 2000, small-cap value stocks have outperformed their growth counterparts. Of course, past performance is no guarantee of future results, and we do not know whether this trend will continue, though we do believe that the conditions for growth and value are more evenly balanced than they have been for some time. No matter what happens in the market, however, we plan to continue following our value-investing discipline--looking for good businesses at attractive valuations. We believe this is the best long-term strategy we can follow for the fund's shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: Reflect a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  89.1%
AEROSPACE & DEFENSE  1.9%
DRS Technologies, Inc. (a)..................................   50,000   $  2,074,500
Kaman Corp., Class A........................................   48,700        825,465
Triumph Group, Inc. (a).....................................   19,450        762,440
                                                                        ------------
                                                                           3,662,405
                                                                        ------------
AGRICULTURAL PRODUCTS  0.5%
Cadiz, Inc. (a).............................................  105,100        945,900
                                                                        ------------

ALTERNATIVE CARRIERS  0.5%
Asia Satellite Telecommunications Holdings Ltd.--ADR (Hong
  Kong).....................................................   60,000        903,000
                                                                        ------------

ALUMINUM  0.7%
Reliance Steel & Aluminum Co. ..............................   50,000      1,379,500
                                                                        ------------

APPAREL & ACCESSORIES  0.5%
Quicksilver, Inc. (a).......................................   41,750        913,490
                                                                        ------------

APPAREL RETAIL  1.0%
Claire's Stores, Inc. ......................................  100,000      1,948,000
                                                                        ------------
APPLICATION SOFTWARE  2.1%
Mentor Graphics Corp. (a)...................................   30,000        634,200
MSC.Software Corp. (a)......................................   90,000      2,070,000
RSA Security, Inc. (a)......................................  150,000      1,350,000
                                                                        ------------
                                                                           4,054,200
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.5%
Tower Automotive, Inc. (a)..................................  200,000      2,798,000
                                                                        ------------

BANKS  5.9%
BancFirst Corp. ............................................   24,650        963,914
Commerce Bancshares, Inc. ..................................   85,000      3,758,700
First Citizens Bancshares, Inc. ............................    7,350        756,756
First Niagara Financial Group, Inc. ........................   69,000      1,203,360
Independent Bank Corp. .....................................   25,000        719,000
IndyMac Bancorp, Inc. (a)...................................   75,000      1,852,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
MAF Bancorp, Inc. ..........................................   55,000   $  1,938,750
                                                                        ------------
                                                                          11,192,980
                                                                        ------------
BIOTECHNOLOGY  1.4%
Bio-Technology General Corp. (a)............................  250,000      1,227,500
Diversa Corp. (a)...........................................  108,700      1,380,490
                                                                        ------------
                                                                           2,607,990
                                                                        ------------
CATALOG RETAIL  2.2%
1-800-Flowers.com, Inc., Class A (a)........................   57,000        776,340
School Specialty, Inc. (a)..................................  125,000      3,340,000
                                                                        ------------
                                                                           4,116,340
                                                                        ------------
COMMODITY CHEMICALS  0.7%
Intertape Polymer Group, Inc. (Canada)......................  110,000      1,265,000
                                                                        ------------

CONSTRUCTION & FARM MACHINERY  1.9%
Sauer-Danfoss, Inc. ........................................   89,500        922,745
Terex Corp. ................................................  120,000      2,712,000
                                                                        ------------
                                                                           3,634,745
                                                                        ------------
DEPARTMENT STORES  1.8%
Dillards, Inc., Class A.....................................  145,000      3,459,700
                                                                        ------------

DIVERSIFIED CHEMICALS  2.1%
Olin Corp. .................................................   50,000        940,000
Solutia, Inc. ..............................................  340,000      2,958,000
                                                                        ------------
                                                                           3,898,000
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  4.2%
Chemed Corp. ...............................................   40,000      1,494,000
CorVel Corp. (a)............................................   40,000      1,193,600
MAXIMUS, Inc. (a)...........................................   80,000      2,458,400
Navigant International, Inc. (a)............................  115,000      1,667,500
Wackenhut Corrections Corp. (a).............................   75,700      1,135,500
                                                                        ------------
                                                                           7,949,000
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  3.8%
E*TRADE Group, Inc. (a).....................................  120,000      1,130,400
Leucadia National Corp. ....................................   19,950        713,212
Protective Life Corp. ......................................   84,500      2,634,710
Van Der Moolen Holding NV--ADR (Netherlands) (a)............   90,000      2,653,200
                                                                        ------------
                                                                           7,131,522
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRIC UTILITIES  0.6%
Hawaiian Electric Industries, Inc. .........................   20,000   $    880,200
PNM Resources, Inc. ........................................    7,100        217,624
                                                                        ------------
                                                                           1,097,824
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT  2.5%
A.O. Smith Corp. ...........................................   39,200        997,640
Axcelis Technologies, Inc. (a)..............................   80,000      1,144,000
Cable Design Technologies Corp. (a).........................  186,200      2,485,770
                                                                        ------------
                                                                           4,627,410
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.6%
LoJack Corp. (a)............................................  282,100      1,489,488
Paxar Corp. (a).............................................   90,000      1,516,500
Varian, Inc. (a)............................................   50,000      1,897,000
                                                                        ------------
                                                                           4,902,988
                                                                        ------------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.4%
Scotts Co., Class A (a).....................................   17,600        805,728
                                                                        ------------

GAS UTILITIES  2.9%
AGL Resources, Inc. ........................................  143,000      3,360,500
ONEOK, Inc. ................................................   34,200        713,070
WGL Holdings, Inc. .........................................   52,300      1,404,778
                                                                        ------------
                                                                           5,478,348
                                                                        ------------
HEALTH CARE DISTRIBUTORS & SERVICES  2.3%
Apria Healthcare Group, Inc. (a)............................  180,000      4,411,800
                                                                        ------------

HEALTH CARE EQUIPMENT  0.6%
Orthofix International NV (a)...............................   30,000      1,209,900
                                                                        ------------

HEALTH CARE SUPPLIES  1.5%
Sybron Dental Specialties, Inc. (a).........................  142,000      2,854,200
                                                                        ------------

HEAVY ELECTRICAL EQUIPMENT  0.8%
AZZ, Inc. (a)...............................................   85,000      1,521,500
                                                                        ------------

HOTELS  2.2%
Ambassadors Group, Inc. (a).................................  114,900      1,582,173
Ambassadors International, Inc. (a).........................   92,000        786,600
Prime Hospitality Corp. (a).................................  140,000      1,841,000
                                                                        ------------
                                                                           4,209,773
                                                                        ------------
HOUSEWARES & SPECIALTIES  0.5%
Topps Co., Inc. (a).........................................  100,000        960,000
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INDUSTRIAL MACHINERY  3.1%
Albany International Corp., Class A.........................   72,000   $  2,181,600
Applied Industrial Technologies, Inc. ......................   27,500        529,375
CIRCOR International, Inc. .................................  110,000      2,282,500
Manitowoc Co., Inc. ........................................   24,100        951,950
                                                                        ------------
                                                                           5,945,425
                                                                        ------------
INTERNET SOFTWARE & SERVICES  2.5%
Braun Consulting, Inc. (a)..................................  465,000      2,004,150
KPMG Consulting, Inc. (a)...................................  135,000      2,727,000
                                                                        ------------
                                                                           4,731,150
                                                                        ------------
LIFE & HEALTH INSURANCE  3.6%
Reinsurance Group of America, Inc. .........................  215,000      6,731,650
                                                                        ------------

MULTI-LINE INSURANCE  0.5%
UICI (a)....................................................   45,500        862,225
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  0.5%
Superior Energy Services, Inc. (a)..........................  100,000      1,006,000
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  4.9%
Cabot Oil & Gas Corp., Class A..............................  100,000      2,476,000
St. Mary Land & Exploration Co. ............................  100,000      2,171,000
Stone Energy Corp. (a)......................................  120,000      4,650,000
                                                                        ------------
                                                                           9,297,000
                                                                        ------------
PACKAGED FOODS  0.6%
J & J Snack Foods Corp. (a).................................    4,700        175,686
Riviana Foods, Inc. ........................................   46,100        986,540
                                                                        ------------
                                                                           1,162,226
                                                                        ------------
PAPER PRODUCTS  1.5%
Rock-Tenn Co., Class A......................................  132,000      2,831,400
                                                                        ------------

PROPERTY & CASUALTY  3.3%
Commerce Group, Inc. .......................................   18,500        715,950
IPC Holdings Ltd. (Bermuda).................................   25,000        813,500
RenaissanceRe Holdings Ltd. (Bermuda).......................   37,000      3,811,000
RLI Corp. ..................................................   16,050        829,785
                                                                        ------------
                                                                           6,170,235
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS  5.4%
Alexandria Real Estate Equities, Inc. ......................   15,000        669,000
EastGroup Properties, Inc. .................................   88,450      2,278,472
Mid-Atlantic Realty Trust...................................   60,000        918,000
Parkway Properties, Inc. ...................................   90,000      3,285,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Prentiss Properties Trust...................................   27,200   $    802,944
PS Business Parks, Inc. ....................................   24,800        861,800
U.S. Restaurant Properties, Inc. ...........................   90,000      1,237,500
Urstadt Biddle Properties, Inc. ............................   15,700        177,410
                                                                        ------------
                                                                          10,230,126
                                                                        ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  1.9%
LNR Property Corp. .........................................  103,000      3,612,210
                                                                        ------------

RESTAURANTS  2.7%
AFC Enterprises, Inc. (a)...................................   35,000      1,170,750
IHOP Corp. (a)..............................................   84,000      2,831,640
Lone Star Steakhouse & Saloon, Inc. ........................   50,550      1,055,990
                                                                        ------------
                                                                           5,058,380
                                                                        ------------
SEMICONDUCTORS  2.3%
Exar Corp. (a)..............................................   30,000        616,200
Integrated Silicon Solution, Inc. (a).......................  195,000      2,507,700
Microsemi Corp. (a).........................................   75,000      1,224,000
                                                                        ------------
                                                                           4,347,900
                                                                        ------------
SPECIALTY CHEMICALS  1.4%
Cytec Industries, Inc. (a)..................................   85,000      2,585,700
                                                                        ------------

SPECIALTY STORES  1.3%
TBC Corp. (a)...............................................  170,000      2,465,000
                                                                        ------------

STEEL  3.6%
Quanex Corp. ...............................................   50,000      1,775,000
Shaw Group, Inc. (a)........................................  185,000      5,087,500
                                                                        ------------
                                                                           6,862,500
                                                                        ------------
WATER UTILITIES  0.4%
American States Water Co. ..................................   19,000        669,750
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  89.1%
(Cost $150,677,159)..................................................    168,508,120

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                                VALUE
REPURCHASE AGREEMENT  11.3%
State Street Bank & Trust Co. ($21,343,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/28/02, to be sold on 04/01/02 at $21,347,221)
  (Cost $21,343,000).................................................   $ 21,343,000
                                                                        ------------

TOTAL INVESTMENTS  100.4%
  (Cost $172,020,159)................................................    189,851,120

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)........................       (752,919)
                                                                        ------------

NET ASSETS  100.0%...................................................   $189,098,201
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments, including repurchase agreement of
  $21,343,000 (Cost $172,020,159)...........................  $189,851,120
Cash........................................................     1,151,917
Receivables:
  Fund Shares Sold..........................................     1,308,163
  Investments Sold..........................................     1,160,107
  Dividends.................................................        79,960
  Interest..................................................         4,221
Other.......................................................        16,171
                                                              ------------
    Total Assets............................................   193,571,659
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,981,940
  Distributor and Affiliates................................       162,196
  Fund Shares Repurchased...................................       112,058
  Investment Advisory Fee...................................        97,021
Accrued Expenses............................................        93,488
Trustees' Deferred Compensation and Retirement Plans........        26,755
                                                              ------------
    Total Liabilities.......................................     4,473,458
                                                              ------------
NET ASSETS..................................................  $189,098,201
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $168,255,861
Net Unrealized Appreciation.................................    17,830,961
Accumulated Net Realized Gain...............................     3,026,514
Accumulated Undistributed Net Investment Income.............       (15,135)
                                                              ------------
NET ASSETS..................................................  $189,098,201
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $73,206,327 and 5,182,534 shares of
    beneficial interest issued and outstanding).............  $      14.13
    Maximum sales charge (5.75%* of offering price).........           .86
                                                              ------------
    Maximum offering price to public........................  $      14.99
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $86,605,103 and 6,214,123 shares of
    beneficial interest issued and outstanding).............  $      13.94
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,286,771 and 2,100,106 shares of
    beneficial interest issued and outstanding).............  $      13.95
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $529)........  $ 1,300,564
Interest....................................................      239,306
                                                              -----------
    Total Income............................................    1,539,870
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      707,182
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $93,168, $414,540 and $159,175,
  respectively).............................................      666,883
Shareholder Services........................................      281,869
Registration and Filing Fees................................       94,076
Legal.......................................................       30,313
Custody.....................................................       21,591
Trustees' Fees and Related Expenses.........................       14,242
Other.......................................................      152,116
                                                              -----------
    Total Expenses..........................................    1,968,272
    Investment Advisory Fee Reduction.......................      122,735
    Less Credits Earned on Cash Balances....................        1,625
                                                              -----------
    Net Expenses............................................    1,843,912
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (304,042)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,089,133
                                                              -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................    2,571,126
    End of the Period.......................................   17,830,961
                                                              -----------
Net Unrealized Appreciation During the Period...............   15,259,835
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $18,348,968
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,044,926
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED       YEAR ENDED
                                                        MARCH 31, 2002   MARCH 31, 2001
                                                        -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss.............................  $   (304,042)    $    52,971
Net Realized Gain......................................     3,089,133         612,103
Net Unrealized Appreciation During the Period..........    15,259,835       2,378,852
                                                         ------------     -----------
Change in Net Assets from Operations...................    18,044,926       3,043,926
                                                         ------------     -----------
Distributions from Net Investment Income:
  Class A Shares.......................................       (13,662)        (30,091)
  Class B Shares.......................................           -0-             -0-
  Class C Shares.......................................           -0-             -0-
                                                         ------------     -----------
                                                              (13,662)        (30,091)
                                                         ------------     -----------
Distributions from Net Realized Gain:
  Class A Shares.......................................       (41,065)       (274,530)
  Class B Shares.......................................       (49,260)       (208,547)
  Class C Shares.......................................       (17,617)       (130,528)
                                                         ------------     -----------
                                                             (107,942)       (613,605)
                                                         ------------     -----------
Total Distributions....................................      (121,604)       (643,696)
                                                         ------------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....    17,923,322       2,400,230
                                                         ------------     -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................   167,535,502      25,352,843
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................       110,033         587,036
Cost of Shares Repurchased.............................   (30,648,420)     (4,105,894)
                                                         ------------     -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....   136,997,115      21,833,985
                                                         ------------     -----------
TOTAL INCREASE IN NET ASSETS...........................   154,920,437      24,234,215
NET ASSETS:
Beginning of the Period................................    34,177,764       9,943,549
                                                         ------------     -----------
End of the Period (Including accumulated undistributed
  net investment income of ($15,135) and $19,617,
  respectively)........................................  $189,098,201     $34,177,764
                                                         ============     ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          JUNE 21, 1999
                                                                          (COMMENCEMENT
                                                  YEAR ENDED MARCH 31,    OF INVESTMENT
CLASS A SHARES                                    ---------------------   OPERATIONS) TO
                                                  2002 (C)        2001    MARCH 31, 2000
                                                  --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........   $11.59        $ 9.81       $10.00
                                                   ------        ------       ------
  Net Investment Income.........................      .02           .06          .05
  Net Realized and Unrealized Gain/Loss.........     2.53          2.15         (.18)
                                                   ------        ------       ------
Total from Investment Operations................     2.55          2.21         (.13)
                                                   ------        ------       ------
Less:
  Distributions from Net Investment Income......      -0-***        .04          .06
  Distributions from Net Realized Gain..........      .01           .39          -0-
                                                   ------        ------       ------
Total Distributions.............................      .01           .43          .06
                                                   ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD..............   $14.13        $11.59       $ 9.81
                                                   ======        ======       ======

Total Return* (a)...............................   22.07%        22.63%        -.92%**
Net Assets at End of the Period (In millions)...   $ 73.2        $ 15.0       $  4.3
Ratio of Expenses to Average Net Assets* (b)....    1.50%         1.50%        1.48%
Ratio of Net Investment Income to Average Net
  Assets*.......................................     .14%          .74%         .67%
Portfolio Turnover..............................     101%           27%          15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).....    1.63%         2.71%        8.29%
Ratio of Net Investment Income/Loss to Average
  Net Assets....................................     .01%         (.47%)      (6.14%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          JUNE 21, 1999
                                                                          (COMMENCEMENT
                                                  YEAR ENDED MARCH 31,    OF INVESTMENT
CLASS B SHARES                                    ---------------------   OPERATIONS) TO
                                                  2002 (C)        2001    MARCH 31, 2000
                                                  --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........   $11.52        $ 9.78       $10.00
                                                   ------        ------       ------
  Net Investment Income/Loss....................     (.08)          -0-          .01
  Net Realized and Unrealized Gain/Loss.........     2.51          2.13         (.20)
                                                   ------        ------       ------
Total from Investment Operations................     2.43          2.13         (.19)
                                                   ------        ------       ------
Less:
  Distributions from Net Investment Income......      -0-           -0-          .03
  Distributions from Net Realized Gain..........      .01           .39          -0-
                                                   ------        ------       ------
Total Distributions.............................      .01           .39          .03
                                                   ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD..............   $13.94        $11.52       $ 9.78
                                                   ======        ======       ======

Total Return* (a)...............................   21.12%        22.05%       -1.81%**
Net Assets at End of the Period (In millions)...   $ 86.6        $ 13.0       $  3.7
Ratio of Expenses to Average Net Assets* (b)....    2.25%         2.25%        2.23%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................    (.61%)        (.01%)       (.08%)
Portfolio Turnover..............................     101%           27%          15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).....    2.38%         3.46%        9.04%
Ratio of Net Investment Loss to Average Net
  Assets........................................    (.74%)       (1.22%)      (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          JUNE 21, 1999
                                                                          (COMMENCEMENT
                                                  YEAR ENDED MARCH 31,    OF INVESTMENT
CLASS C SHARES                                    ---------------------   OPERATIONS) TO
                                                  2002 (C)        2001    MARCH 31, 2000
                                                  --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........   $11.52        $ 9.78       $10.00
                                                   ------        ------       ------
  Net Investment Income/Loss....................     (.08)          -0-          .01
  Net Realized and Unrealized Gain/Loss.........     2.52          2.13         (.20)
                                                   ------        ------       ------
Total from Investment Operations................     2.44          2.13         (.19)
                                                   ------        ------       ------
Less:
  Distributions from Net Investment Income......      -0-           -0-          .03
  Distributions from Net Realized Gain..........      .01           .39          -0-
                                                   ------        ------       ------
Total Distributions.............................      .01           .39          .03
                                                   ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD..............   $13.95        $11.52       $ 9.78
                                                   ======        ======       ======

Total Return* (a)...............................   21.21%        22.04%       -1.81%**
Net Assets at End of the Period (In millions)...   $ 29.3        $  6.2       $  2.0
Ratio of Expenses to Average Net Assets* (b)....    2.25%         2.25%        2.23%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................    (.61%)        (.01%)       (.08%)
Portfolio Turnover..............................     101%           27%          15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).....    2.38%         3.46%        9.04%
Ratio of Net Investment Loss to Average Net
  Assets........................................    (.74%)       (1.22%)      (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $172,048,168
                                                                ============
Gross tax unrealized appreciation...........................    $ 19,610,669
Gross tax unrealized depreciation...........................       1,807,717
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 17,802,952
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                                2002        2001
Distributions paid from:
  Ordinary Income...........................................  $ 13,691    $575,186
  Long-term capital gain....................................   107,913      68,510
                                                              --------    --------
                                                              $121,604    $643,696
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gain/loss under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the recognition of certain expenses that are not deductible for tax purposes totaling $1,076 were reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference relating to distributions from Real Estate Investment Trusts totaling $126,764 was reclassified from accumulated undistributed net investment income to accumulated net

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

realized gain. Additionally, a permanent difference related to a net operating loss totaling $408,640 has been reclassified, reducing capital in the amount of $314,810 and reducing accumulated net realized gain in the amount of $93,830.

    As of March 31, 2002, distributable earnings on a tax basis is represented by undistributed long-term capital gain of $3,062,136.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $1,625 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2002, the Adviser voluntarily waived $122,735 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended March 31, 2002, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $47,900 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $244,900. Transfer agency fees are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $16,171 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $5,679.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $64,693,667, $77,727,976 and $25,834,218 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES        VALUE
Sales:
  Class A................................................   5,107,975   $ 66,583,908
  Class B................................................   5,802,806     74,638,246
  Class C................................................   2,055,506     26,313,348
                                                           ----------   ------------
Total Sales..............................................  12,966,287   $167,535,502
                                                           ==========   ============
Dividend Reinvestment:
  Class A................................................       3,850   $     49,049
  Class B................................................       3,631         45,712
  Class C................................................       1,212         15,272
                                                           ----------   ------------
Total Dividend Reinvestment..............................       8,693   $    110,033
                                                           ==========   ============
Repurchases:
  Class A................................................  (1,222,995)  $(15,664,771)
  Class B................................................    (716,141)    (8,855,901)
  Class C................................................    (497,584)    (6,127,748)
                                                           ----------   ------------
Total Repurchases........................................  (2,436,720)  $(30,648,420)
                                                           ==========   ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    At March 31, 2001, capital aggregated $13,847,771, $12,044,592 and
$5,682,269 for Class A, B, and C, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                              SHARES        VALUE
Sales:
  Class A..................................................    958,637   $10,772,161
  Class B..................................................    903,961    10,174,080
  Class C..................................................    399,170     4,406,602
                                                             ---------   -----------
Total Sales................................................  2,261,768   $25,352,843
                                                             =========   ===========
Dividend Reinvestment:
  Class A..................................................     27,017   $   284,756
  Class B..................................................     17,741       186,285
  Class C..................................................     11,037       115,995
                                                             ---------   -----------
Total Dividend Reinvestment................................     55,795   $   587,036
                                                             =========   ===========
Repurchases:
  Class A..................................................   (133,096)  $(1,448,451)
  Class B..................................................   (171,946)   (1,895,567)
  Class C..................................................    (69,393)     (761,876)
                                                             ---------   -----------
Total Repurchases..........................................   (374,435)  $(4,105,894)
                                                             =========   ===========

    Class B Shares and any dividend reinvestment plan Class B Shares automatically convert to Class A Shares after the eighth year following the purchase. For the years ended March 31, 2002 and 2001, no Class B Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $115,800 and CDSC on redeemed shares of approximately $105,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $206,447,566 and $88,931,275, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such class of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $426,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $27,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Small Cap Value Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 8, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2002. The Fund designated and paid $107,913 as a long-term capital gain distribution. For corporate shareholders, 39% of the distributions qualify for the dividend received deductions. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of April 30, 2002. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 1999  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of            57
Sears Tower                                since 1999  Heidrick & Struggles, an
233 South Wacker Drive                                 executive search firm.
Suite 7000                                             Trustee/Director of funds
Chicago, IL 60606                                      in the Fund Complex.
                                                       Trustee on the University
                                                       of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner, Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting and
                                                       management consulting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
11 DuPont Circle, N.W.                     since 1999  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 1999  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  of the National Academy                 Corporation, a
Room 206                                               of Sciences/National                    pharmaceutical company,
Washington, D.C. 20418                                 Research Council, an                    since January 1998.
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 1993.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 1999  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. Chairman, Chief
                                                       Executive Officer and
                                                       Director of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Dean Witter Trust FSB.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. April
                                                       1997-June 1998, Vice
                                                       President of the Morgan
                                                       Stanley Dean Witter Funds
                                                       May 1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Dean Witter Asset
                                                       Management Inc. Trustee/
                                                       Director and President or
                                                       Trustee, President and
                                                       Chairman of the Board of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley Dean Witter and
                                                       Director of Dean Witter
                                                       Discover & Co. and Dean
                                                       Witter Realty. Prior to
                                                       1996, Director of Dean
                                                       Witter Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 1999  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and Chief      since 1999  Investments, and Managing Director and President of the
45th Floor                    Investment Officer                   Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 3rd Floor                                                Distributor, Investor Services and certain other
Jersey City, NJ 07311                                              subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1999  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
78, 178, 278                                                   Member NASD/SIPC.
SCV ANR 5/02                                                     5596E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      21
               REPORT OF INDEPENDENT AUDITORS      27



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
              TRUSTEE AND OFFICER INFORMATION      29

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 26, 2000--March 31, 2002)

 [LINE GRAPH]

                                                                                                         RUSSELL 1000(R) Growth
                                                                                                         Index is an unmanaged
                                                                            STANDARD & POOR'S 500           index generally
                                                                            INDEX IS AN UNMANAGED      representative of the U.S.
                                                                               INDEX GENERALLY             market for large-
                                                                          REPRESENTATIVE OF THE U.S.     capitalization growth
                                                 SELECT GROWTH FUND*            STOCK MARKET.+                  STOCKS.+
                                                 -------------------      --------------------------   --------------------------
6/26/00                                                9425.00                     10000.00                     10000.00
                                                       9350.00                      9997.00                     10161.00
                                                       9057.00                      9841.00                      9737.00
                                                      10377.00                     10452.00                     10619.00
9/00                                                   9849.00                      9900.00                      9614.00
                                                       8926.00                      9858.00                      9160.00
                                                       7484.00                      9081.00                      7809.00
12/00                                                  7700.00                      9125.00                      7562.00
                                                       6814.00                      9449.00                      8085.00
                                                       5910.00                      8588.00                      6712.00
3/01                                                   5429.00                      8044.00                      5982.00
                                                       5655.00                      8669.00                      6738.00
                                                       5410.00                      8727.00                      5639.00
6/01                                                   5353.00                      8514.00                      6485.00
                                                       5108.00                      8430.00                      6323.00
                                                       4665.00                      7903.00                      5806.00
9/01                                                   4232.00                      7265.00                      5226.00
                                                       4317.00                      7403.00                      5501.00
                                                       4684.00                      7971.00                      6029.00
12/01                                                  4779.00                      8041.00                      6018.00
                                                       4665.00                      7923.00                      5911.00
                                                       4467.00                      7771.00                      5666.00
3/02                                                   4647.00                      8063.00                      5862.00

This chart compares your fund's performance to that of the S&P 500 Index and the Russell 1000(R) Growth Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                      A SHARES   B SHARES   C SHARES
------------------------------------------------------------------------
One-year total return based on
NAV(1)                                 -14.41%    -15.18%    -15.18%
------------------------------------------------------------------------
One-year total return(2)               -19.31%    -19.42%    -16.03%
------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                              -35.28%    -35.13%    -33.61%
------------------------------------------------------------------------
Commencement date                     06/26/00   06/26/00   06/26/00
------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2002)


1.   FIRST DATA                  4.2%
     Provides credit card transaction and
     billing services to banks and
     retailers.

2.   BAXTER INTERNATIONAL        3.9%
     Manufactures various products and
     systems for the international
     healthcare industry.

3.   TENET HEALTHCARE            3.6%
     Owns and operates hospitals in the
     United States and Spain.

4.   LOCKHEED MARTIN             3.5%
     Develops aircraft and defense systems
     primarily for the U.S. government.

5.   KLA-TENCOR                  3.5%
     Develops quality control components
     and software for semiconductor
     manufacturers.

6.   MICROSOFT                   3.4%
     Develops and supports a range of
     software products.

7.   UNITEDHEALTH GROUP          3.2%
     Offers health-care plans and services
     throughout the United States.

8.   WAL-MART STORES             3.2%
     Operates discount department stores
     and warehouse membership clubs.

9.   OMNICOM                     3.2%
     Provides advertising services to
     clients including Budweiser and
     Pepsi.

10.  JOHNSON CONTROLS            3.1%
     Manufactures automobile parts and
     systems including car seats and
     batteries.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                       MARCH 31, 2002                     MARCH 31, 2001
                                                                       --------------                     --------------
Pharmaceuticals                                                             7.60                               1.20
Semiconductors                                                              6.50                               0.00
Biotechnology                                                               5.20                               2.20
Systems Software                                                            5.10                               0.00
Oil & Gas Equipment & Services                                              4.30                               3.10


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SELECT GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12 MONTHS ENDED MARCH 31, 2002. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGER GARY LEWIS, WHO HAS MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979, AND SENIOR PORTFOLIO MANAGER JANET LUBY, WHO HAS ALSO MANAGED THE FUND SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW DID THE MARKET CONDITIONS
    AFFECT THE FUND'S PERFORMANCE?

A   The fund struggled in what was a
difficult market environment. We attribute the fund's performance lag to three factors: prolonged uncertainty in the market, the continued outperformance of value over growth, and a low correlation between earnings expectations and stock prices.

    Despite evidence of improving economic conditions, the market continued to lack conviction; this level of uncertainty was then exacerbated by the events of September 11. Company fundamentals remained weak, and visibility on future trends at both the macro and the individual company levels remained extremely low. Therefore, the forecasting of expectations was very erratic and suspect, to say the least. As a result, investor psychology and sentiment, rather than company fundamentals, seemed to drive the market.

    Value investing generally continued to be the dominant style during the period. Value investors tend to sell a stock when it reaches a certain price, whereas growth investors usually hold the stock for as long as the fundamentals remain positive, in order to capture as much price appreciation as possible. Therefore, value investors would sell a rising stock to buy into the next low-priced area. In our view, this rotational environment limited the fund's ability to fully capture gains from those stocks that we believed had strong growth prospects.

    This volatile and trendless market environment did not bode well for our style of investing. We seek stocks with rising earnings expectations or rising valuations. Historically, in a rising market, rising earnings expectations have been a strong indicator that a company's stock price was likely to rise over time. However, in the current market environment, fundamentals and stock prices had little correlation. Companies with low expected future growth generally outperformed companies with high expected future growth.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   Van Kampen Select Growth Fund
returned -14.41 percent during the 12 months ended March 31, 2002. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Standard & Poor's 500 Index returned 0.24 percent and the Russell 1000(R) Growth Index, which more closely resembles the fund, returned -2.00 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. The indexes' returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   IN SUCH DIFFICULT MARKET
    CONDITIONS, HOW DID YOU MANAGE THE FUND?

A   We do not change our criteria--
rising earnings expectations or rising valuations--to fit short-term market conditions. Rather, we look for other ways to try to mitigate some of the portfolio's potential downside. For example, although the fund remains nondiversified, we increased the number of holdings, which helped to reduce some of the fund's volatility. We will reevaluate this number when the market stabilizes and a decisive direction materializes.

    We also generally avoided taking large positions in any one particular sector. Given the continued lack of discernible and/or sustainable trends, our strategy has centered around owning those stocks we believe to have the strongest fundamentals and best potential to benefit in a more stable environment driven by improving fundamental trends and leadership.

    Finally, we traded more actively. As we mentioned, rising stocks were unable to hold onto their gains for long. We worked to sell stocks that performed well, seeking to lock in profits before the market sold off or simply rotated away from outperforming stocks.

Q   WHICH STOCKS PERFORMED WELL?

A   Although the fund had a negative
return for the period, some of the fund's holdings did well. The fund's top five contributors were as follows:

- Tenet Healthcare--In our opinion, the fundamentals in the hospital sector (and for Tenet in particular) remain quite strong. The company executed well in what was a tremendously volatile period.

- NVIDIA--This graphics-chip maker experienced strong earnings acceleration during the period, benefiting from the need for more graphics content in both personal computers and the next-generation gaming platforms. We sold this position during the period.

- Best Buy--This retailer was boosted by resilient consumer spending trends, a new digital product cycle, demand for new gaming platforms, and a better competitive landscape as its major competitors struggled.

- Lockheed Martin--This aerospace and defense contractor's products assumed renewed relevance after September 11. We believe the company is poised to benefit from expected continued strong spending on defense.

- USA Education--This student loan provider benefited from a benign interest-rate environment, positive political developments, and an improved competitive position.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS DID NOT MEET
    YOUR EXPECTATIONS?

A   Technology stocks were the most
disappointing group in the fund's portfolio. In particular, software companies were among the hardest hit during the period. Software business prospects deteriorated rapidly as management teams scaled back corporate spending in light of the slowing economy. In addition, many software stocks had high valuations prior to the economic slowdown; as the downturn and worsening fundamentals became evident, investors punished these high-valuation stocks severely. We sold the fund's positions in Verisign and Peoplesoft.

    Novellus Systems, a semiconductor capital equipment manufacturer, also detracted from the fund's performance. As with software companies, a languishing economy reduced the demand for semiconductors; however, prospects for the group were more encouraging toward the end of the period.

    Qualcomm, a wireless equipment vendor, was the fund's worst performing stock. As the economy weakened, the operating environment for the company's main customers (wireless carrier companies) became extremely difficult and competitive. In response, capital expenditures were dramatically scaled back and plans for next generation technology were put on hold, resulting in a negative effect on Qualcomm.

Q   WHAT IS YOUR OUTLOOK?

A   We are cautious for the near term,
but optimistic for the long term. As we mentioned, we began to see signs of a fundamental bottoming in the economy toward the end of the period, and we believe we will see more positive data points in the next several months.

    However, we are concerned about high valuations, particularly in the technology sector. Some stock prices seem to fully--or more than fully--reflect an economic rebound. If a recovery is anemic or unsustainable, some of these more highly valued stocks may be vulnerable to weakness.

    Although the recent market climate has presented particular challenges, we note that ups and downs are an inherent part of stock investing; this has been particularly true for growth investors over the past 12 months. Hence, we have not swayed from our long-term investment strategy--to seek stocks with rising earnings expectations or rising valuations. While past performance is no guarantee of future results, we have weathered past market turbulence by focusing on research-driven stock selection, and we remain committed to that discipline going forward.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: Reflects a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures including the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.2%
ADVERTISING  3.0%
Omnicom Group, Inc. ........................................  165,000   $ 15,576,000
                                                                        ------------

AEROSPACE & DEFENSE  3.3%
Lockheed Martin Corp. ......................................  295,000     16,986,100
                                                                        ------------

AIR FREIGHT & COURIERS  2.8%
FedEx Corp. (a).............................................  250,000     14,525,000
                                                                        ------------

APPLICATION SOFTWARE  1.5%
Electronic Arts, Inc. (a)...................................  125,000      7,600,000
                                                                        ------------

AUTO PARTS & EQUIPMENT  2.9%
Johnson Controls, Inc. .....................................  170,000     15,012,700
                                                                        ------------
BIOTECHNOLOGY  5.0%
Gilead Sciences, Inc. (a)...................................  410,000     14,755,900
IDEC Pharmaceuticals Corp. (a)..............................  170,000     10,931,000
                                                                        ------------
                                                                          25,686,900
                                                                        ------------
CASINOS & GAMING  2.2%
MGM Mirage, Inc. (a)........................................  310,000     11,231,300
                                                                        ------------

COMPUTER & ELECTRONICS RETAIL  2.8%
Best Buy Co., Inc. (a)......................................  185,000     14,652,000
                                                                        ------------

COMPUTER HARDWARE  2.0%
Dell Computer Corp. (a).....................................  385,000     10,052,350
                                                                        ------------

CONSUMER FINANCE  2.2%
MBNA Corp. .................................................  300,000     11,571,000
                                                                        ------------

DATA PROCESSING SERVICES  4.0%
First Data Corp. ...........................................  235,000     20,503,750
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  1.5%
H&R Block, Inc. ............................................  170,000      7,556,500
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES  2.9%
American Express Co. .......................................  215,000   $  8,806,400
USA Education, Inc. ........................................   65,000      6,357,000
                                                                        ------------
                                                                          15,163,400
                                                                        ------------
GENERAL MERCHANDISE STORES  3.0%
Wal-Mart Stores, Inc. ......................................  255,000     15,628,950
                                                                        ------------

HEALTH CARE EQUIPMENT  3.7%
Baxter International, Inc. .................................  320,000     19,046,400
                                                                        ------------

HEALTH CARE FACILITIES  3.5%
Tenet Healthcare Corp. (a)..................................  265,000     17,760,300
                                                                        ------------

HOME IMPROVEMENT RETAIL  1.6%
Lowe's Co., Inc. ...........................................  195,000      8,480,550
                                                                        ------------

HOTELS  1.8%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........  240,000      9,026,400
                                                                        ------------

HOUSEHOLD PRODUCTS  2.6%
Procter & Gamble Co. .......................................  150,000     13,513,500
                                                                        ------------

INSURANCE BROKERS  2.2%
Arthur J. Gallagher & Co. ..................................  340,000     11,141,800
                                                                        ------------

INTEGRATED OIL & GAS  1.7%
Exxon Mobil Corp. ..........................................  205,000      8,985,150
                                                                        ------------

MANAGED HEALTH CARE  3.0%
UnitedHealth Group, Inc. ...................................  205,000     15,666,100
                                                                        ------------

MOTORCYCLE MANUFACTURERS  2.2%
Harley-Davidson, Inc. ......................................  205,000     11,301,650
                                                                        ------------

NETWORKING EQUIPMENT  1.5%
Cisco Systems, Inc. (a).....................................  470,000      7,957,100
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  4.1%
Baker Hughes, Inc. .........................................  340,000     13,005,000
Smith International, Inc. (a)...............................  120,000      8,130,000
                                                                        ------------
                                                                          21,135,000
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  7.3%
Johnson & Johnson...........................................  215,000   $ 13,964,250
Pfizer, Inc. ...............................................  235,000      9,338,900
Wyeth Co. ..................................................  215,000     14,114,750
                                                                        ------------
                                                                          37,417,900
                                                                        ------------
RESTAURANTS  1.5%
Darden Restaurants, Inc. ...................................  195,000      7,915,050
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  3.3%
KLA-Tencor Corp. (a)........................................  255,000     16,957,500
                                                                        ------------

SEMICONDUCTORS  6.2%
Intel Corp. ................................................  400,000     12,164,000
Linear Technology Corp. ....................................  265,000     11,718,300
Texas Instruments, Inc. ....................................  240,000      7,944,000
                                                                        ------------
                                                                          31,826,300
                                                                        ------------
SOFT DRINKS  2.9%
PepsiCo, Inc. ..............................................  290,000     14,935,000
                                                                        ------------

SPECIALTY STORES  2.1%
Bed Bath & Beyond, Inc. (a).................................  320,000     10,800,000
                                                                        ------------

SYSTEMS SOFTWARE  4.9%
Microsoft Corp. (a).........................................  280,000     16,886,800
VERITAS Software Corp. (a)..................................  190,000      8,327,700
                                                                        ------------
                                                                          25,214,500
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  95.2%
  (Cost $448,070,474)................................................    490,826,150

REPURCHASE AGREEMENT  4.6%
State Street Bank & Trust Co. ($23,535,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/28/02, to
  be sold on 04/01/02 at $23,539,655) (Cost $23,535,000).............     23,535,000
                                                                        ------------

TOTAL INVESTMENTS  99.8%
  (Cost $471,605,474)................................................    514,361,150

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%..........................        981,002
                                                                        ------------

NET ASSETS  100.0%...................................................   $515,342,152
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments (Cost $471,605,474).......................  $  514,361,150
Receivables:
  Investments Sold..........................................      29,686,747
  Fund Shares Sold..........................................         232,839
  Dividends.................................................         180,975
  Interest..................................................           4,655
Other.......................................................          15,843
                                                              --------------
    Total Assets............................................     544,482,209
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      26,446,106
  Distributor and Affiliates................................         786,903
  Fund Shares Repurchased...................................         688,640
  Custodian Bank............................................         431,398
  Investment Advisory Fee...................................         328,773
Accrued Expenses............................................         429,735
Trustees' Deferred Compensation and Retirement Plans........          28,502
                                                              --------------
    Total Liabilities.......................................      29,140,057
                                                              --------------
NET ASSETS..................................................  $  515,342,152
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,207,048,534
Net Unrealized Appreciation.................................      42,755,676
Accumulated Net Investment Loss.............................         (44,386)
Accumulated Net Realized Loss...............................    (734,417,672)
                                                              --------------
NET ASSETS..................................................  $  515,342,152
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $97,155,945 and 19,721,222 shares of
    beneficial interest issued and outstanding).............  $         4.93
    Maximum sales charge (5.75%* of offering price).........             .30
                                                              --------------
    Maximum offering price to public........................  $         5.23
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $339,735,217 and 69,862,096 shares of
    beneficial interest issued and outstanding).............  $         4.86
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $78,450,990 and 16,129,487 shares of
    beneficial interest issued and outstanding).............  $         4.86
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,330)......  $   2,772,773
Interest....................................................        953,079
                                                              -------------
    Total Income............................................      3,725,852
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $288,188, $3,990,298 and $984,603,
  respectively).............................................      5,263,089
Investment Advisory Fee.....................................      4,550,099
Shareholder Services........................................      2,246,879
Legal.......................................................         56,586
Custody.....................................................         44,435
Trustees' Fees and Related Expenses.........................         21,994
Other.......................................................        642,868
                                                              -------------
    Total Expenses..........................................     12,825,950
    Less Credits Earned on Cash Balances....................            336
                                                              -------------
    Net Expenses............................................     12,825,614
                                                              -------------
Net Investment Loss.........................................  $  (9,099,762)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(187,622,853)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (45,317,029)
  End of the Period.........................................     42,755,676
                                                              -------------
Net Unrealized Appreciation During the Period...............     88,072,705
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (99,550,148)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(108,649,910)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                       JUNE 26, 2000
                                                                     (COMMENCEMENT OF
                                                 YEAR ENDED      INVESTMENT OPERATIONS) TO
                                               MARCH 31, 2002         MARCH 31, 2001
                                               -------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss........................... $  (9,099,762)         $  (11,723,744)
Net Realized Loss.............................  (187,622,853)           (546,794,819)
Net Unrealized Appreciation/Depreciation
  During the Period...........................    88,072,705             (45,317,029)
                                               -------------          --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................  (108,649,910)           (603,835,592)
                                               -------------          --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................    60,823,230           1,597,963,837
Cost of Shares Repurchased....................  (208,503,147)           (222,456,266)
                                               -------------          --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................  (147,679,917)          1,375,507,571
                                               -------------          --------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........  (256,329,827)            771,671,979
NET ASSETS:
Beginning of the Period.......................   771,671,979                     -0-
                                               -------------          --------------
End of the Period (Including accumulated net
  investment loss of $44,386 and $11,236,
  respectively)............................... $ 515,342,152          $  771,671,979
                                               =============          ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JUNE 26, 2000
                                                                         (COMMENCEMENT
                                                                         OF INVESTMENT
CLASS A SHARES                                           YEAR ENDED      OPERATIONS) TO
                                                       MARCH 31, 2002    MARCH 31, 2001
                                                       --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............    $  5.76           $ 10.00
                                                          -------           -------
  Net Investment Loss.................................      (0.04)            (0.05)
  Net Realized and Unrealized Loss....................      (0.79)            (4.19)
                                                          -------           -------
Total from Investment Operations......................      (0.83)            (4.24)
                                                          -------           -------
NET ASSET VALUE, END OF THE PERIOD....................    $  4.93           $  5.76
                                                          =======           =======
Total Return (a)......................................    -14.41%           -42.70%*
Net Assets at End of the Period (In millions).........    $  97.2           $ 157.3
Ratio of Expenses to Average Net Assets...............      1.48%             1.42%
Ratio of Net Investment Loss to Average Net Assets....      (.87%)            (.80%)
Portfolio Turnover....................................       346%              266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JUNE 26, 2000
                                                                         (COMMENCEMENT
                                                                         OF INVESTMENT
CLASS B SHARES                                           YEAR ENDED      OPERATIONS) TO
                                                       MARCH 31, 2002    MARCH 31, 2001
                                                       --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............    $  5.73           $ 10.00
                                                          -------           -------
  Net Investment Loss.................................      (0.10)            (0.10)
  Net Realized and Unrealized Loss....................      (0.77)            (4.17)
                                                          -------           -------
Total from Investment Operations......................      (0.87)            (4.27)
                                                          -------           -------
NET ASSET VALUE, END OF THE PERIOD                        $  4.86           $  5.73
                                                          =======           =======
Total Return (a)......................................    -15.18%           -42.70%*
Net Assets at End of the Period (In millions).........    $ 339.7           $ 488.8
Ratio of Expenses to Average Net Assets...............      2.23%             2.17%
Ratio of Net Investment Loss to Average Net Assets....     (1.62%)           (1.55%)
Portfolio Turnover....................................       346%              266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JUNE 26, 2000
                                                                         (COMMENCEMENT
                                                                         OF INVESTMENT
CLASS C SHARES                                           YEAR ENDED      OPERATIONS) TO
                                                       MARCH 31, 2002    MARCH 31, 2001
                                                       --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............    $  5.73           $ 10.00
                                                          -------           -------
  Net Investment Loss.................................      (0.10)            (0.09)
  Net Realized and Unrealized Loss....................      (0.77)            (4.18)
                                                          -------           -------
Total from Investment Operations......................      (0.87)            (4.27)
                                                          -------           -------
NET ASSET VALUE, END OF THE PERIOD....................    $  4.86           $  5.73
                                                          =======           =======
Total Return (a)......................................    -15.18%           -42.70%*
Net Assets at End of the Period (In millions).........    $  78.5           $ 125.6
Ratio of Expenses to Average Net Assets...............      2.23%             2.17%
Ratio of Net Investment Loss to Average Net Assets....     (1.62%)           (1.55%)
Portfolio Turnover....................................       346%              266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000, with three classes of common shares:
Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $719,447,779, which will expire between March 31, 2009 and March 31, 2010.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $476,270,664
                                                              ============
Gross tax unrealized appreciation...........................  $ 42,498,223
Gross tax unrealized depreciation...........................     4,407,737
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 38,090,486
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a current year net operating loss totaling $9,066,612 was reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

F. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $336 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Overt $1 billion............................................     .65%

    For the year ended March 31, 2002, the Fund recognized expenses of approximately $21,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $75,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $2,106,000. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $15,843 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $151,875.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $239,060,299, $778,376,425 and
$189,611,810 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class A...............................................    4,728,487   $  24,813,787
  Class B...............................................    5,314,659      27,863,054
  Class C...............................................    1,593,837       8,146,389
                                                          -----------   -------------
Total Sales.............................................   11,636,983   $  60,823,230
                                                          ===========   =============
Repurchases:
  Class A...............................................  (12,319,080)  $ (64,823,698)
  Class B...............................................  (20,777,109)   (106,150,646)
  Class C...............................................   (7,389,690)    (37,528,803)
                                                          -----------   -------------
Total Repurchases.......................................  (40,485,879)  $(208,503,147)
                                                          ===========   =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    At March 31, 2001, capital aggregated $280,779,512, $862,641,109 and
$220,374,442 for Classes A, B, and C, respectively. For the period ended March 31, 2001, transactions were as follows:

                                                          SHARES          VALUE
Sales:
  Class A.............................................   38,045,070   $  366,818,026
  Class B.............................................   98,958,216      969,356,577
  Class C.............................................   27,274,194      261,789,234
                                                        -----------   --------------
Total Sales...........................................  164,277,480   $1,597,963,837
                                                        ===========   ==============
Repurchases:
  Class A.............................................  (10,733,255)  $  (83,651,082)
  Class B.............................................  (13,633,670)     (99,297,006)
  Class C.............................................   (5,348,854)     (39,508,178)
                                                        -----------   --------------
Total Repurchases.....................................  (29,715,779)  $ (222,456,266)
                                                        ===========   ==============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2002 and the period ended March 31, 2001, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   5.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $74,800 and CDSC on redeemed shares of approximately $2,340,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,012,788,024 and $2,170,553,946, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's Class A Shares, Class B Shares and Class C shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $3,595,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $1,275,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Select Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Select Growth Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from June 26, 2000 (commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from June 26, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois

May 8, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of April 30, 2002. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 2000  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 2000  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of            57
Sears Tower                                since 2000  Heidrick & Struggles, an
233 South Wacker Drive                                 executive search firm.
Suite 7000                                             Trustee/Director of funds
Chicago, IL 60606                                      in the Fund Complex.
                                                       Trustee on the University
                                                       of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner, Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting and
                                                       management consulting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
11 DuPont Circle, N.W.                     since 2000  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 2000  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 2000  of the National Academy                 Corporation, a
Room 206                                               of Sciences/National                    pharmaceutical company,
Washington, D.C. 20418                                 Research Council, an                    since January 1998.
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 1993.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 2000  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. Chairman, Chief
                                                       Executive Officer and
                                                       Director of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Dean Witter Trust FSB.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. April
                                                       1997-June 1998, Vice
                                                       President of the Morgan
                                                       Stanley Dean Witter Funds
                                                       May 1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 2000  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Dean Witter Asset
                                                       Management Inc. Trustee/
                                                       Director and President or
                                                       Trustee, President and
                                                       Chairman of the Board of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley Dean Witter and
                                                       Director of Dean Witter
                                                       Discover & Co. and Dean
                                                       Witter Realty. Prior to
                                                       1996, Director of Dean
                                                       Witter Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 2000  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and Chief      since 2000  Investments, and Managing Director and President of the
45th Floor                    Investment Officer                   Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                since 2000  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 3rd Floor                                                Distributor, Investor Services and certain other
Jersey City, NJ 07311                                              subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2000  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
145, 345, 545                                                  Member NASD/SIPC.
SG ANR 5/02                                                      5590E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(May 29, 1996--March 31, 2002)

 [LINE GRAPH]

                                                                                                 RUSSELL MIDCAP(R) Growth Index
                                                                                                   measures the performance of
                                                                                                   those Russell Midcap Index
                                                                                                 companies with higher price-to-
                                                                                                book ratios and higher forecasted
                                                                 AGGRESSIVE GROWTH FUND*                 growth values.+
                                                                 -----------------------        ---------------------------------
5/29/96                                                                   9421.00                           10000.00
                                                                          9101.00                            9802.70
                                                                          9990.00                           10135.70
                                                                         10010.00                           10428.40
3/97                                                                      8092.00                           10048.10
                                                                          9920.00                           11527.30
                                                                         12687.00                           13140.20
                                                                         11379.00                           12779.20
3/98                                                                     13067.00                           14304.30
                                                                         13666.00                           14295.60
                                                                         11608.00                           11909.20
                                                                         15407.00                           15062.10
3/99                                                                     18275.00                           15576.60
                                                                         20749.00                           17199.30
                                                                         22657.00                           16338.20
                                                                         35526.00                           22787.70
3/00                                                                     42702.00                           27601.30
                                                                         37089.00                           25556.80
                                                                         40546.00                           26202.00
                                                                         30513.00                           20110.40
3/01                                                                     21646.00                           15065.70
                                                                         21605.00                           17503.60
                                                                         16142.00                           12637.90
                                                                         18398.00                           16058.00
3/02                                                                     17382.00                           15774.30

This chart compares your fund's performance to that of the Russell Midcap(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2002)

                             A SHARES        B SHARES   C SHARES   D SHARES(3)
----------------------------------------------------------------------------------
One-year total return
based on NAV(1)               -19.70%         -20.28%    -20.35%      -19.50%
----------------------------------------------------------------------------------
One-year total return(2)      -24.31%         -24.27%    -21.14%      -19.50%
----------------------------------------------------------------------------------
Five-year average annual
total return(2)                15.16%          15.46%     15.67%          N/A
----------------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)          9.93%          10.21%     10.25%      -41.16%
----------------------------------------------------------------------------------
Commencement date            05/29/96        05/29/96   05/29/96     10/17/00
----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors through or in tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley Dean Witter & Co., Inc. ("Morgan Stanley") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees or service fees.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2002)


1.   QUEST DIAGNOSTICS           1.9%
     Offers clinical laboratory testing
     services to the medical industry.

2.   GILEAD SCIENCES             1.9%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

3.   AFFILIATED COMPUTER
     SERVICES                    1.9%
     Provides information technology
     services to clients worldwide.

4.   IDEC PHARMACEUTICALS        1.9%
     Develops pharmaceuticals for treating
     cancer and other diseases.

5.   ELECTRONIC ARTS             1.6%
     Develops video games for computers
     and game consoles.

6.   APOLLO GROUP                1.6%
     Provides higher education to adults
     via the Internet and learning centers
     in North America.

7.   SUNGARD DATA SYSTEMS        1.3%
     Develops software and provides
     computer services.

8.   USA EDUCATION               1.3%
     Provides loans and financial services
     to students in
     the United States.

9.   BJ SERVICES                 1.3%
     Provides a variety of oil-field
     services to the petroleum industry.

10.  EXPRESS SCRIPTS             1.2%
     Provides health care and prescription
     services in
     the United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                       MARCH 31, 2002                     MARCH 31, 2001
                                                                       --------------                     --------------
Application Software                                                        6.60                               3.40
Data Processing Services                                                    6.30                               0.70
Managed Health Care                                                         6.10                               2.30
Biotechnology                                                               5.70                               1.40
Banks                                                                       5.30                               3.40


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AGGRESSIVE GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2002. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DUDLEY BRICKHOUSE. LEWIS HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. BRICKHOUSE HAS MANAGED THE FUND SINCE 1997 AND HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1990. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW DID THE MARKET CONDITIONS
    AFFECT THE FUND'S PERFORMANCE?

A   The fund struggled in what was
a difficult market environment. We attribute the fund's performance lag to three factors: prolonged uncertainty in the market, the continued outperformance of value over growth, and a low correlation between earnings expectations and stock prices.

    Despite evidence of improving economic conditions, the market continued to lack conviction; this level of uncertainty was then exacerbated by the events of September 11. Company fundamentals remained weak, and visibility on future trends at both the macro and the individual company levels remained extremely low. Therefore, the forecasting of expectations was very erratic and suspect, to say the least. As a result, investor psychology and sentiment, rather than company fundamentals, seemed to drive the market.

    Value investing generally continued to be the dominant style during the period. Value investors tend to sell a stock when it reaches a certain price, whereas growth investors usually hold the stock for as long as the fundamentals remain positive, in order to capture as much price appreciation as possible. Therefore, value investors would sell a rising stock to buy into the next low-priced area. In our view, this rotational environment limited the fund's ability to fully capture gains from those stocks that we believed had strong growth prospects.

    This volatile and trendless market environment did not bode well for our style of investing. We seek stocks with rising earnings expectations or rising valuations. Historically, in a rising market, rising earnings expectations have been a strong indicator that a company's stock price was likely to rise over time. However, in the current market environment, fundamentals and stock prices had little correlation. Companies with low expected future growth generally outperformed companies with high expected future growth.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund returned -19.70 percent
for the 12 months ended March 31, 2002. By comparison, the fund underperformed its two benchmarks. The Russell Midcap(R) Growth Index, which more closely resembles the fund, returned 4.70 percent and the Russell 2500(R) Growth Index returned 8.05 percent for the same period.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell Midcap(R) Growth Index and the Russell 2500(R) Growth Index are both unmanaged indexes generally representative of the U.S. market for small-to medium-capitalization stocks. The Russell Midcap(R) Growth Index represents a narrower selection of securities than the Russell 2500(R) Growth Index. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT STRATEGY DID YOU USE TO
    MANAGE THE PORTFOLIO IN SUCH VOLATILE CONDITIONS?

A   In our opinion, these conditions
called for a prudent, more diversified approach. We expanded the number of names held by the portfolio to 141, which we believe is near the higher end of the number of holdings we would expect the portfolio to hold over time. We also tried to limit individual holdings to no more than 2 percent of the overall portfolio. Additionally, in September, we moved the portfolio's sector weightings closer to the sector weightings in the Russell Midcap(R) Growth Index.

Q   WHAT IS YOUR OUTLOOK?

A   We are cautious for the near term,
but optimistic for the long term. As we mentioned, we began to see signs of a fundamental bottoming in the economy toward the end of the period, and we believe we will see more positive data points in the next several months.

    However, we are concerned about high valuations, particularly in the technology sector. We believe that some stock prices seem to fully--or more than fully--reflect an economic rebound. In our view, if a recovery is anemic or unsustainable, some of these more highly valued stocks may be vulnerable to weakness.

    Although the recent market climate has presented particular challenges, we note that ups and downs are an inherent part of stock investing; this has been particularly true for growth investors over the past 12 months. Hence, we have not swayed from our long-term investment strategy--to seek stocks with rising earnings expectations or rising valuations. While past performance is no guarantee of future results, we have weathered past market turbulence by focusing on research-driven stock selection, and we remain committed to that discipline going forward.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: Reflects a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                  SHARES        VALUE
COMMON STOCKS  97.7%
ADVERTISING  0.9%
Catalina Marketing Corp. (a)...............................  200,000   $    7,300,000
Harte-Hanks, Inc. .........................................  200,000        6,328,000
                                                                       --------------
                                                                           13,628,000
                                                                       --------------
AEROSPACE & DEFENSE  0.4%
Lockheed Martin Corp. .....................................  100,000        5,758,000
                                                                       --------------
AIR FREIGHT & COURIERS  1.1%
C H Robinson Worldwide, Inc. ..............................  150,000        5,040,000
FedEx Corp. (a)............................................  200,000       11,620,000
                                                                       --------------
                                                                           16,660,000
                                                                       --------------
APPAREL RETAIL  1.5%
Abercrombie & Fitch Co., Class A (a).......................  370,000       11,703,618
Ross Stores, Inc. .........................................  300,000       11,349,000
                                                                       --------------
                                                                           23,052,618
                                                                       --------------
APPLICATION SOFTWARE  6.4%
Activision, Inc. (a).......................................  270,000        8,054,100
Advent Software, Inc. (a)..................................  130,000        7,690,800
Autodesk, Inc. ............................................  200,000        9,338,000
Cadence Design Systems, Inc. (a)...........................  500,000       11,305,000
ChoicePoint, Inc. (a)......................................  240,000       13,824,000
Compuware Corp. (a)........................................  600,000        7,746,000
Electronic Arts, Inc. (a)..................................  400,000       24,320,000
Henry (Jack) & Associates, Inc. ...........................  200,000        4,436,000
Synopsys, Inc. (a).........................................  200,000       10,965,540
                                                                       --------------
                                                                           97,679,440
                                                                       --------------
AUTO PARTS & EQUIPMENT  1.4%
ArvinMeritor, Inc. ........................................  200,000        5,710,000
BorgWarner, Inc. ..........................................  100,000        6,292,000
Johnson Controls, Inc. ....................................  100,000        8,831,000
                                                                       --------------
                                                                           20,833,000
                                                                       --------------
BANKS  5.2%
AmSouth Bancorp............................................  400,000        8,792,000
Commerce Bancorp, Inc. ....................................  250,000       11,225,000
Compass Bancshares, Inc. ..................................  200,000        6,174,000
First Tennessee National Corp. ............................  400,000       14,020,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                  SHARES        VALUE
BANKS (CONTINUED)
North Fork Bancorp, Inc. ..................................  400,000   $   14,224,000
Regions Financial Corp. ...................................  300,000       10,305,000
Roslyn Bancorp, Inc. ......................................  200,000        4,148,000
TCF Financial Corp. .......................................  200,000       10,522,000
                                                                       --------------
                                                                           79,410,000
                                                                       --------------
BIOTECHNOLOGY  5.6%
Gilead Sciences, Inc. (a)..................................  800,000       28,792,000
IDEC Pharmaceuticals Corp. (a).............................  430,000       27,649,000
Immunex Corp. (a)..........................................  500,000       15,130,000
Millennium Pharmaceuticals, Inc. (a).......................  600,000       13,386,000
                                                                       --------------
                                                                           84,957,000
                                                                       --------------
BREWERS  0.7%
Coors (Adolph) Co. ........................................  150,000       10,120,500
                                                                       --------------

BROADCASTING & CABLE TV  2.2%
Entercom Communications Corp. (a)..........................  150,000        8,230,500
USA Networks, Inc. (a).....................................  300,000        9,531,000
Westwood One, Inc. (a).....................................  400,000       15,340,000
                                                                       --------------
                                                                           33,101,500
                                                                       --------------
BUILDING PRODUCTS  0.9%
American Standard Co., Inc. (a)............................  200,000       14,150,000
                                                                       --------------

CASINOS & GAMING  3.2%
GTECH Holdings Corp. (a)...................................  200,000        9,750,000
Harrah's Entertainment, Inc. (a)...........................  300,000       13,278,000
International Game Technology (a)..........................  200,000       12,464,000
Mandalay Resort Group (a)..................................  200,000        6,140,000
MGM Mirage, Inc. (a).......................................  200,000        7,246,000
                                                                       --------------
                                                                           48,878,000
                                                                       --------------
COMMERCIAL PRINTING  0.5%
Valassis Communications, Inc. (a)..........................  200,000        7,726,000
                                                                       --------------

COMPUTER & ELECTRONICS RETAIL  1.0%
CDW Computer Centers, Inc. (a).............................  300,000       15,102,000
                                                                       --------------

COMPUTER STORAGE & PERIPHERALS  0.4%
Storage Technology Corp. (a)...............................  300,000        6,432,000
                                                                       --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                  SHARES        VALUE
CONSTRUCTION & FARM MACHINERY  1.2%
AGCO Corp. (a).............................................  300,000   $    6,846,000
Paccar, Inc. ..............................................  150,000       10,981,500
                                                                       --------------
                                                                           17,827,500
                                                                       --------------
DATA PROCESSING SERVICES  6.1%
Affiliated Computer Services, Inc., Class A (a)............  500,000       28,065,000
BISYS Group, Inc. (a)......................................  450,000       15,862,500
DST Systems, Inc. (a)......................................  300,000       14,940,000
Dun & Bradstreet Corp. (a).................................  280,000       11,202,800
Fiserv, Inc. (a)...........................................  300,000       13,797,000
Sabre Holdings Corp., Class A (a)..........................  200,000        9,342,000
                                                                       --------------
                                                                           93,209,300
                                                                       --------------
DEPARTMENT STORES  0.9%
Dollar Tree Stores, Inc. (a)...............................  430,000       14,108,300
                                                                       --------------

DIVERSIFIED COMMERCIAL SERVICES  1.6%
Apollo Group, Inc., Class A (a)............................  440,000       23,562,000
                                                                       --------------

DIVERSIFIED FINANCIAL SERVICES  4.2%
Bear Stearns Co., Inc. ....................................  200,000       12,550,000
Eaton Vance Corp. .........................................  130,000        5,193,500
Investment Technology Group, Inc. (a)......................  180,000        9,493,200
Legg Mason, Inc. ..........................................  200,000       10,616,000
Neuberger Berman, Inc. ....................................  150,000        7,027,500
USA Education, Inc. .......................................  200,000       19,560,000
                                                                       --------------
                                                                           64,440,200
                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.9%
Avnet, Inc. (a)............................................  400,000       10,824,000
NVIDIA Corp. (a)...........................................  200,000        8,872,000
Semtech Corp. (a)..........................................  270,000        9,855,000
                                                                       --------------
                                                                           29,551,000
                                                                       --------------
GENERAL MERCHANDISE STORES  1.3%
99 Cents Only Stores (a)...................................  200,000        7,668,000
BJ's Wholesale Club, Inc. (a)..............................  270,000       12,069,000
                                                                       --------------
                                                                           19,737,000
                                                                       --------------
HEALTH CARE DISTRIBUTORS & SERVICES  3.8%
Express Scripts, Inc. (a)..................................  300,000       17,277,000
Henry Schein, Inc. (a).....................................  150,000        6,607,500
Lincare Holdings, Inc. (a).................................  200,000        5,424,000
Quest Diagnostics, Inc. (a)................................  350,000       28,997,500
                                                                       --------------
                                                                           58,306,000
                                                                       --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                  SHARES        VALUE
HEALTH CARE EQUIPMENT  2.9%
Apogent Technologies, Inc. (a).............................  261,500   $    6,453,820
Beckman Coulter, Inc. .....................................  230,000       11,746,100
DENTSPLY International, Inc. ..............................  300,000       11,118,000
Hillenbrand Industries, Inc. ..............................  240,000       14,791,200
                                                                       --------------
                                                                           44,109,120
                                                                       --------------
HEALTH CARE FACILITIES  0.9%
Tenet Healthcare Corp. (a).................................  200,000       13,404,000
                                                                       --------------

HEALTH CARE SUPPLIES  1.3%
Alcon, Inc.- ADR (Switzerland) (a).........................  245,400        8,306,790
Edwards Lifesciences Corp. (a).............................  200,000        5,590,000
Patterson Dental Co. (a)...................................  150,000        6,559,500
                                                                       --------------
                                                                           20,456,290
                                                                       --------------
HOME FURNISHINGS  1.6%
La Z Boy, Inc. ............................................  200,000        5,490,000
Leggett & Platt, Inc. .....................................  300,000        7,440,000
Mohawk Industries, Inc. (a)................................  200,000       12,018,000
                                                                       --------------
                                                                           24,948,000
                                                                       --------------
HOUSEHOLD APPLIANCES  0.6%
Maytag Corp. ..............................................  200,000        8,850,000
                                                                       --------------

HOUSEWARES & SPECIALTIES  0.5%
Fortune Brands, Inc. ......................................  150,000        7,405,500
                                                                       --------------

INDUSTRIAL MACHINERY  0.4%
Albany International Corp., Class A........................  200,000        6,060,000
                                                                       --------------

INSURANCE BROKERS  0.8%
Arthur J. Gallagher & Co. .................................  200,000        6,554,000
Brown & Brown, Inc. .......................................  200,000        6,280,000
                                                                       --------------
                                                                           12,834,000
                                                                       --------------
INTERNET SOFTWARE & SERVICES  0.7%
Overture Services, Inc. (a)................................  400,000       11,168,000
                                                                       --------------

IT CONSULTING & SERVICES  1.6%
SEI Investments Co. .......................................  115,250        4,907,841
SunGard Data Systems, Inc. (a).............................  600,000       19,782,000
                                                                       --------------
                                                                           24,689,841
                                                                       --------------
MANAGED HEALTH CARE  6.0%
Anthem, Inc. (a)...........................................  150,000        8,635,500
Caremark Rx, Inc. (a)......................................  600,000       11,700,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                  SHARES        VALUE
MANAGED HEALTH CARE (CONTINUED)
Health Net, Inc. (a).......................................  300,000   $    8,232,000
Mid Atlantic Medical Services, Inc. (a)....................  200,000        5,700,000
Oxford Health Plans, Inc. (a)..............................  400,000       16,716,000
Pediatrix Medical Group, Inc. (a)..........................  300,000       12,228,000
UnitedHealth Group, Inc. ..................................  200,000       15,284,000
WellPoint Health Networks, Inc. (a)........................  200,000       12,734,000
                                                                       --------------
                                                                           91,229,500
                                                                       --------------
METAL & GLASS CONTAINERS  1.2%
Ball Corp. ................................................  200,000        9,444,000
Pactiv Corp. (a)...........................................  400,000        8,008,000
                                                                       --------------
                                                                           17,452,000
                                                                       --------------
NETWORKING EQUIPMENT  1.1%
Brocade Communications Systems, Inc. (a)...................  600,000       16,200,000
                                                                       --------------

OFFICE SERVICES & SUPPLIES  0.4%
Avery Dennison Corp. ......................................  100,000        6,103,000
                                                                       --------------

OIL & GAS EQUIPMENT & SERVICES  2.1%
BJ Services Co. (a)........................................  550,000       18,958,500
Smith International, Inc. (a)..............................  200,000       13,550,000
                                                                       --------------
                                                                           32,508,500
                                                                       --------------
PACKAGED FOODS  2.3%
Dole Food Co. .............................................  200,000        6,200,000
Hormel Foods Corp. ........................................  300,000        8,205,000
McCormick & Co., Inc. .....................................  200,000       10,226,000
Smithfield Foods, Inc. (a).................................  400,000       10,440,000
                                                                       --------------
                                                                           35,071,000
                                                                       --------------
PAPER PACKAGING  1.1%
Bemis Co. .................................................  150,000        8,152,500
Temple-Inland, Inc. .......................................  150,000        8,508,000
                                                                       --------------
                                                                           16,660,500
                                                                       --------------
PHARMACEUTICALS  1.8%
ICN Pharmaceuticals, Inc. .................................  300,000        9,525,000
Medicis Pharmaceutical Corp., Class A (a)..................  100,000        5,550,000
Mylan Laboratories, Inc. ..................................  400,000       11,784,000
                                                                       --------------
                                                                           26,859,000
                                                                       --------------
PROPERTY & CASUALTY INSURANCE  0.7%
RenaissanceRe Holdings Ltd. ADR (Bermuda)..................  100,000       10,300,000
                                                                       --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                  SHARES        VALUE
PUBLISHING & PRINTING  2.0%
Belo Corp. ................................................  550,000   $   12,787,500
New York Times Co. ........................................  260,000       12,443,600
Scholastic Corp. (a).......................................  100,000        5,419,000
                                                                       --------------
                                                                           30,650,100
                                                                       --------------
RESTAURANTS  1.9%
Brinker International, Inc. (a)............................  300,000        9,723,000
Darden Restaurants, Inc. ..................................  200,000        8,118,000
Outback Steakhouse, Inc. (a)...............................  290,000       10,373,300
                                                                       --------------
                                                                           28,214,300
                                                                       --------------
SEMICONDUCTOR EQUIPMENT  3.4%
Integrated Circuit Systems, Inc. (a).......................  400,000        8,160,000
KLA-Tencor Corp. (a).......................................  200,000       13,300,000
Lam Research Corp. (a).....................................  500,000       14,660,000
Novellus Systems, Inc. (a).................................  300,000       16,242,000
                                                                       --------------
                                                                           52,362,000
                                                                       --------------
SEMICONDUCTORS  4.1%
Fairchild Semiconductor Corp. (a)..........................  151,000        4,310,068
Integrated Device Technology, Inc. (a).....................  200,000        6,652,320
Marvell Technology Group Ltd.- (Bermuda) (a)...............  200,000        8,760,000
Microchip Technology, Inc. (a).............................  250,000       10,457,500
Silicon Laboratories, Inc. (a).............................  300,000       10,599,000
Taiwan Semiconductor Manufacturing Co. Ltd.--ADR
  (Taiwan--Republic of China) (a)..........................  500,000       10,375,000
Xilinx, Inc. (a)...........................................  300,000       11,958,000
                                                                       --------------
                                                                           63,111,888
                                                                       --------------
SPECIALTY CHEMICALS  0.4%
Airgas, Inc. (a)...........................................  300,000        6,030,000
                                                                       --------------

SPECIALTY STORES  2.3%
AutoZone, Inc. (a).........................................  100,000        6,885,000
Blockbuster, Inc. .........................................  400,000        9,388,000
Office Depot, Inc. (a).....................................  300,000        5,955,000
Pier 1 Imports, Inc. ......................................  300,000        6,177,000
Williams-Sonoma, Inc. (a)..................................  150,000        6,898,500
                                                                       --------------
                                                                           35,303,500
                                                                       --------------
SYSTEMS SOFTWARE  1.8%
Diebold, Inc. .............................................  270,000       10,999,800
Symantec Corp. (a).........................................  400,000       16,484,000
                                                                       --------------
                                                                           27,483,800
                                                                       --------------
TELECOMMUNICATIONS EQUIPMENT  0.3%
Scientific-Atlanta, Inc. ..................................  200,000        4,620,000
                                                                       --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                           MARKET
DESCRIPTION                                                  SHARES        VALUE
TOBACCO  0.6%
R.J. Reynolds Tobacco Holdings, Inc. ......................  150,000   $    9,712,500
                                                                       --------------

TRUCKING  0.5%
Ryder System, Inc. ........................................  250,000        7,385,000
                                                                       --------------

TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $1,372,224,906).............................................    1,489,410,697

REPURCHASE AGREEMENT  2.7%
State Street Bank & Trust Co. ($41,172,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  03/28/02, to be sold on 04/01/02 at $41,180,143) (Cost
  $41,172,000)......................................................       41,172,000
                                                                       --------------

TOTAL INVESTMENTS  100.4%
  (Cost $1,413,396,906).............................................    1,530,582,697

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%).......................       (6,428,047)
                                                                       --------------

NET ASSETS  100.0%..................................................   $1,524,154,650
                                                                       ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments (Cost $1,413,396,906).....................  $ 1,530,582,697
Cash........................................................        8,271,414
Receivables:
  Investments Sold..........................................       90,567,431
  Fund Shares Sold..........................................        4,145,937
  Dividends.................................................          740,300
  Interest..................................................            8,143
Other.......................................................           97,257
                                                              ---------------
    Total Assets............................................    1,634,413,179
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      105,298,067
  Fund Shares Repurchased...................................        1,888,253
  Distributor and Affiliates................................        1,465,228
  Investment Advisory Fee...................................          899,913
Accrued Expenses............................................          583,105
Trustees' Deferred Compensation and Retirement Plans........          123,963
                                                              ---------------
    Total Liabilities.......................................      110,258,529
                                                              ---------------
NET ASSETS..................................................  $ 1,524,154,650
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 2,489,625,589
Net Unrealized Appreciation.................................      117,185,791
Accumulated Net Investment Loss.............................         (132,040)
Accumulated Net Realized Loss...............................   (1,082,524,690)
                                                              ---------------
NET ASSETS..................................................  $ 1,524,154,650
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $783,351,075 and 61,868,750 shares of
    beneficial interest issued and outstanding).............  $         12.66
    Maximum sales charge (5.75%* of offering price).........              .77
                                                              ---------------
    Maximum offering price to public........................  $         13.43
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $541,456,282 and 45,251,775 shares of
    beneficial interest issued and outstanding).............  $         11.97
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $124,980,793 and 10,412,359 shares of
    beneficial interest issued and outstanding).............  $         12.00
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $74,366,500 and 5,854,972 shares of
    beneficial interest issued and outstanding).............  $         12.70
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $10,160).....  $   5,400,954
Interest....................................................      1,724,975
                                                              -------------
  Total Income..............................................      7,125,929
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     11,052,156
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,910,742, $5,916,710, $1,395,453,
  respectively).............................................      9,222,905
Shareholder Services........................................      6,291,435
Custody.....................................................        127,495
Legal.......................................................        127,292
Trustees' Fees and Related Expenses.........................         30,724
Other.......................................................      1,154,955
                                                              -------------
    Total Expenses..........................................     28,006,962
    Less Credits Earned on Cash Balances....................         24,489
                                                              -------------
    Net Expenses............................................     27,982,473
                                                              -------------
NET INVESTMENT LOSS.........................................  $ (20,856,544)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(540,317,161)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (80,577,022)
  End of the Period.........................................    117,185,791
                                                              -------------
Net Unrealized Appreciation During the Period...............    197,762,813
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(342,554,348)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(363,410,892)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                       YEAR ENDED        YEAR ENDED
                                                     MARCH 31, 2002    MARCH 31, 2001
                                                     ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................  $  (20,856,544)   $   (25,145,843)
Net Realized Loss..................................    (540,317,161)      (365,538,594)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     197,762,813     (1,070,182,654)
                                                     --------------    ---------------
Change in Net Assets from Operations...............    (363,410,892)    (1,460,867,091)
                                                     --------------    ---------------

Distributions from Net Realized Gain:
  Class A Shares...................................        (232,595)      (164,412,380)
  Class B Shares...................................        (138,227)      (148,576,837)
  Class C Shares...................................         (40,196)       (36,022,268)
  Class D Shares...................................         (20,844)       (20,116,940)
                                                     --------------    ---------------
Total Distributions................................        (431,862)      (369,128,425)
                                                     --------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (363,842,754)    (1,829,995,516)
                                                     --------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     817,207,932      1,732,425,474
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................         391,819        317,375,117
Cost of Shares Repurchased.........................    (592,134,722)      (914,270,071)
                                                     --------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     225,465,029      1,135,530,520
                                                     --------------    ---------------
TOTAL DECREASE IN NET ASSETS.......................    (138,377,725)      (694,464,996)
NET ASSETS:
Beginning of the Period............................   1,662,532,375      2,356,997,371
                                                     --------------    ---------------
End of the Period (Including accumulated net
  investment loss of $132,040 and $125,005,
  respectively)....................................  $1,524,154,650    $ 1,662,532,375
                                                     ==============    ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS        YEAR ENDED
                                 YEAR ENDED MARCH 31,           ENDED         JUNE 30,
CLASS A SHARES              -------------------------------   MARCH 31,    ---------------
                            2002 (b)    2001 (b)   2000 (b)   1999 (b)      1998     1997
                            --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 15.77     $ 37.44    $  17.14    $13.68      $ 9.95   $ 9.12
                            -------     -------    --------    ------      ------   ------
  Net Investment Loss.....     (.14)       (.21)       (.24)     (.13)       (.13)    (.07)
  Net Realized and
    Unrealized
    Gain/Loss.............    (2.97)     (17.03)      22.41      4.45        3.86      .90
                            -------     -------    --------    ------      ------   ------
Total from Investment
  Operations..............    (3.11)     (17.24)      22.17      4.32        3.73      .83
Less Distributions from
  Net Realized Gain.......      -0-***     4.43        1.87       .86         -0-      -0-
                            -------     -------    --------    ------      ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 12.66     $ 15.77    $  37.44    $17.14      $13.68   $ 9.95
                            =======     =======    ========    ======      ======   ======

Total Return* (a).........  -19.70%     -49.31%     133.67%    33.72%**    37.49%    9.10%
Net Assets at End of the
  Period (In millions)....  $ 783.4     $ 778.1    $1,205.8    $242.6      $117.5   $ 84.0
Ratio of Expenses to
  Average Net Assets*.....    1.43%       1.19%       1.25%     1.56%       1.44%    1.30%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................    (.98%)      (.75%)      (.86%)   (1.22%)     (1.09%)   (.81%)
Portfolio Turnover........     320%        270%        139%      126%**      185%     186%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A         N/A         N/A       N/A       1.61%    1.61%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A         N/A         N/A       N/A      (1.26%)  (1.12%)

 ** Non-Annualized

 *** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS        YEAR ENDED
                                 YEAR ENDED MARCH 31,           ENDED         JUNE 30,
CLASS B SHARES              -------------------------------   MARCH 31,    ---------------
                            2002 (b)    2001 (b)   2000 (b)   1999 (b)      1998     1997
                            --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 15.02     $ 36.24    $  16.75    $13.46      $ 9.87   $ 9.11
                            -------     -------    --------    ------      ------   ------
  Net Investment Loss.....     (.23)       (.41)       (.43)     (.19)       (.20)    (.10)
  Net Realized and
    Unrealized
    Gain/Loss.............    (2.82)     (16.38)      21.79      4.34        3.79      .86
                            -------     -------    --------    ------      ------   ------
Total from Investment
  Operations..............    (3.05)     (16.79)      21.36      4.15        3.59      .76
Less Distributions from
  Net Realized Gain.......      -0-***     4.43        1.87       .86         -0-      -0-
                            -------     -------    --------    ------      ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 11.97     $ 15.02    $  36.24    $16.75      $13.46   $ 9.87
                            =======     =======    ========    ======      ======   ======

Total Return* (a).........  -20.28%     -49.72%     131.91%    32.99%**    36.37%    8.34%
Net Assets at End of the
  Period (In millions)....  $ 541.5     $ 642.5    $  948.5    $231.8      $148.4   $ 94.2
Ratio of Expenses to
  Average Net Assets*.....    2.19%       2.00%       2.00%     2.33%       2.20%    2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................   (1.74%)     (1.56%)     (1.61%)   (1.99%)     (1.85%)  (1.55%)
Portfolio Turnover........     320%        270%        139%      126%**      185%     186%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A         N/A         N/A       N/A       2.37%    2.35%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A         N/A         N/A       N/A      (2.02%)  (1.86%)

 ** Non-Annualized

 *** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS        YEAR ENDED
                                 YEAR ENDED MARCH 31,           ENDED         JUNE 30,
CLASS C SHARES              -------------------------------   MARCH 31,    ---------------
                            2002 (b)    2001 (b)   2000 (b)   1999 (b)      1998     1997
                            --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 15.07     $ 36.33    $  16.76    $13.47      $ 9.87   $ 9.11
                            -------     -------    --------    ------      ------   ------
  Net Investment Loss.....     (.23)       (.40)       (.45)     (.20)       (.20)    (.10)
  Net Realized and
    Unrealized
    Gain/Loss.............    (2.84)     (16.43)      21.89      4.35        3.80      .86
                            -------     -------    --------    ------      ------   ------
Total from Investment
  Operations..............    (3.07)     (16.83)      21.44      4.15        3.60      .76
Less Distributions from
  Net Realized Gain.......      -0-***     4.43        1.87       .86         -0-      -0-
                            -------     -------    --------    ------      ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 12.00     $ 15.07    $  36.33    $16.76      $13.47   $ 9.87
                            =======     =======    ========    ======      ======   ======

Total Return* (a).........  -20.35%     -49.71%     132.31%    32.96%**    36.47%    8.34%
Net Assets at End of the
  Period (In millions)....  $ 125.0     $ 152.9    $  202.7    $ 27.4      $ 16.4   $ 10.8
Ratio of Expenses to
  Average Net Assets*.....    2.19%       2.00%       2.01%     2.33%       2.20%    2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................   (1.74%)     (1.56%)     (1.62%)   (1.98%)     (1.85%)  (1.54%)
Portfolio Turnover........     320%        270%        139%      126%**      185%     186%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A         N/A         N/A       N/A       2.36%    2.35%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A         N/A         N/A       N/A      (2.02%)  (1.85%)

 ** Non-Annualized

 *** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        OCTOBER 17, 2000
                                                            YEAR         (COMMENCEMENT
                                                            ENDED        OF INVESTMENT
CLASS D SHARES                                            MARCH 31,      OPERATIONS) TO
                                                          2002 (b)     MARCH 31, 2001 (b)
                                                          -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................   $ 15.78          $ 33.01
                                                           -------          -------
  Net Investment Loss...................................      (.10)            (.05)
  Net Realized and Unrealized Loss......................     (2.98)          (12.75)
                                                           -------          -------
Total from Investment Operations........................     (3.08)          (12.80)
Less Distributions from Net Realized Gain...............       -0-*            4.43
                                                           -------          -------
NET ASSET VALUE, END OF THE PERIOD......................   $ 12.70          $ 15.78
                                                           =======          =======

Total Return (a)........................................   -19.50%          -42.49%**
Net Assets at End of the Period (In millions)...........   $  74.4          $  89.1
Ratio of Expenses to Average Net Assets.................     1.18%            1.08%
Ratio of Net Investment Loss to Average Net Assets......     (.73%)           (.49%)
Portfolio Turnover......................................      320%             270%

(a) Assumes reinvestment of all distributions for the period.

(b) Based on average shares outstanding.

 * Amount is less than $.01.

 ** Non-Annualized

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. The distribution of the Fund's Class D Shares commenced on October 17, 2000.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $1,015,952,228 which will expire March 31, 2010.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,419,774,442
                                                                --------------
Gross tax unrealized appreciation...........................       129,611,978
Gross tax unrealized depreciation...........................        18,803,723
                                                                --------------
Net tax unrealized appreciation on investments..............    $  110,808,255
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002          2001
Distributions paid from:
  Ordinary income..........................................  $    -0-    $121,899,510
  Long-term capital gain...................................   431,862     247,228,915
                                                             --------    ------------
                                                             $431,862    $369,128,425
                                                             ========    ============

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the year ended March 31, 2002, have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended March 31, 2002, a permanent difference related to net operating loss totaling $20,849,509 has been reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the post October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and losses related to wash sales transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $24,489 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2002, the Fund recognized expenses of approximately $55,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $174,600 representing Van Kampen's cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $5,161,000. The transfer agency fees

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $93,500 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totalling $142,596.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $1,195,342,443, $876,990,385, $240,209,486 and $177,083,275 for Classes A, B, C and D, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES           VALUE
Sales:
  Class A................................................   39,288,303    $ 546,883,603
  Class B................................................   13,201,332      177,625,110
  Class C................................................    3,811,865       51,538,944
  Class D................................................    2,995,464       41,160,275
                                                           -----------    -------------
Total Sales..............................................   59,296,964    $ 817,207,932
                                                           ===========    =============
Dividend Reinvestment:
  Class A................................................       14,677    $     193,295
  Class B................................................       11,578          144,505
  Class C................................................        2,652           33,175
  Class D................................................        1,579           20,844
                                                           -----------    -------------
Total Dividend Reinvestment..............................       30,486    $     391,819
                                                           ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

                                                             SHARES           VALUE
Repurchases:
  Class A................................................  (26,765,033)   $(368,813,527)
  Class B................................................  (10,730,896)    (139,124,618)
  Class C................................................   (3,547,129)     (46,054,990)
  Class D................................................   (2,787,342)     (38,141,587)
                                                           -----------    -------------
Total Repurchases........................................  (43,830,400)   $(592,134,722)
                                                           ===========    =============

    At March 31, 2001, capital aggregated $1,027,794,838, $845,752,181,
$236,402,018 and $175,061,032 for Classes A, B, C, and D respectively. For the year ended March 31, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   33,323,056    $  917,717,721
  Class B..............................................   17,546,577       462,285,390
  Class C..............................................    5,741,667       153,968,192
  Class D..............................................    6,692,917       198,454,171
                                                         -----------    --------------
Total Sales............................................   63,304,217    $1,732,425,474
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    6,231,609    $  135,975,427
  Class B..............................................    6,319,830       131,642,068
  Class C..............................................    1,418,215        29,640,682
  Class D..............................................      921,527        20,116,940
                                                         -----------    --------------
Total Dividend Reinvestment............................   14,891,181    $  317,375,117
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (22,427,163)   $ (638,169,520)
  Class B..............................................   (7,267,455)     (173,379,982)
  Class C..............................................   (2,595,176)      (60,557,851)
  Class D..............................................   (1,969,173)      (42,162,718)
                                                         -----------    --------------
Total Repurchases......................................  (34,258,967)   $ (914,270,071)
                                                         ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

were purchased. For the year ended March 31, 2002 and the year ended March 31, 2001, 416,886 and 511,944 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2002 and the year ended March 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   5.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $298,800 and CDSC on redeemed shares of Classes B and C of approximately $1,252,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,212,435,737 and $4,927,088,322, respectively.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $5,184,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $456,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Aggressive Growth Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the four years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 8, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during it's taxable year ended March 31, 2002. The Fund designated and paid $431,862 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 1996  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of            57
Sears Tower                                since 1996  Heidrick & Struggles, an
233 South Wacker Drive                                 executive search firm.
Suite 7000                                             Trustee/Director of funds
Chicago, IL 60606                                      in the Fund Complex.
                                                       Trustee on the University
                                                       of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner, Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting and
                                                       management consulting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
11 DuPont Circle, N.W.                     since 1996  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President and owner,           57
423 Country Club Drive                     since 1996  Nelson Investment
Winter Park, FL 32789                                  Planning Services, Inc.,
                                                       a financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President and owner,
                                                       Nelson Ivest Brokerage
                                                       Services Inc., a member
                                                       of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  of the National Academy                 Corporation, a
Room 206                                               of Sciences/National                    pharmaceutical company,
Washington, D.C. 20418                                 Research Council, an                    since January 1998.
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 1993.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 1999  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. Chairman, Chief
                                                       Executive Officer and
                                                       Director of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Dean Witter Trust FSB.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. April
                                                       1997-June 1998, Vice
                                                       President of the Morgan
                                                       Stanley Dean Witter Funds
                                                       May 1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (55)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Dean Witter Asset
                                                       Management Inc. Trustee/
                                                       Director and President or
                                                       Trustee, President and
                                                       Chairman of the Board of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley Dean Witter and
                                                       Director of Dean Witter
                                                       Discover & Co. and Dean
                                                       Witter Realty. Prior to
                                                       1996, Director of Dean
                                                       Witter Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 1996  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and Chief      since 1998  Investments, and Managing Director and President of the
45th Floor                    Investment Officer                   Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                                Distributor, Investor Services and certain other
Jersey City, NJ 07311                                              subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (48)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
70, 170, 270                                                   Member NASD/SIPC.
AGG ANR 5/02                                                     5554E02-AP-5/02

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
       PERFORMANCE OF A $10,000 INVESTMENT       4
                         RETURN HIGHLIGHTS       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24
            REPORT OF INDEPENDENT AUDITORS      30

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      31
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
           TRUSTEE AND OFFICER INFORMATION      33

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(November 27, 2000--March 31, 2002)

 [LINE GRAPH]

                                                                                               RUSSELL 2000(R) Growth Index is an
                                                                                                   unmanaged index generally
                                                                                               representative of the U.S. market
                                                                                                for small-capitalization growth
                                                                 SMALL CAP GROWTH FUND*                     stocks.+
                                                                 ----------------------        ----------------------------------
11/27/00                                                                 9425.00                            10000.00
                                                                         9444.00                             9080.00
12/00                                                                   10170.00                             9636.00
                                                                         9029.00                            10415.00
                                                                         7615.00                             8988.00
3/01                                                                     6975.00                             8171.00
                                                                         7531.00                             9171.00
                                                                         7465.00                             9383.00
6/01                                                                     7427.00                             9639.00
                                                                         6937.00                             8817.00
                                                                         6390.00                             8266.00
9/01                                                                     5410.00                             6932.00
                                                                         5712.00                             7599.00
                                                                         6051.00                             8234.00
12/01                                                                    6211.00                             8746.00
                                                                         6060.00                             8435.00
                                                                         5627.00                             7889.00
3/02                                                                     5957.00                             8575.00

This chart compares your fund's performance to that of the Russell 2000(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                        A SHARES        B SHARES   C SHARES
---------------------------------------------------------------------------
One-year total return based on NAV(1)    -14.59%         -15.31%    -15.31%
---------------------------------------------------------------------------
One-year total return(2)                 -19.49%         -19.55%    -16.16%
---------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                -32.07%         -31.70%    -29.59%
---------------------------------------------------------------------------
Commencement date                       11/27/00        11/27/00   11/27/00
---------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

 PORTFOLIO AT A GLANCE
TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2002)


1.   MARVELL TECHNOLOGY GROUP    2.2%
     Provides integrated circuits for data
     storage and broadband communications.

2.   SANGSTAT MEDICAL            1.8%
     Develops therapeutic products in the
     biotechnology sector.

3.   BROOKS AUTOMATION           1.8%
     Manufactures equipment used in
     semiconductor assembly lines.

4.   NVR                         1.8%
     Builds and markets homes, and
     provides mortgage services.

5.   PHOTON DYNAMICS             1.7%
     Manufactures test, inspection and
     repair equipment for flat-panel
     displays.

6.   CYMER                       1.7%
     Supplies lasers for semiconductor
     manufacturing.

7.   ACTION PERFORMANCE          1.7%
     Designs and markets licensed
     motorsports souvenirs, including
     collectible racecar models and
     apparel.

8.   AMKOR TECHNOLOGY            1.6%
     Develops semiconductor testing and
     packaging equipment.

9.   MKS INSTRUMENTS             1.5%
     Produces semiconductor-manufacturing
     equipment.

10.  KULICKE & SOFFA INDUSTRIES  1.5%
     Produces semiconductor-manufacturing
     equipment.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                       MARCH 31, 2002                     MARCH 31, 2001
                                                                       --------------                     --------------
Semiconductor Equipment                                                    15.10                               3.40
Banks                                                                       6.80                               6.80
Health Care Distributors & Services                                         5.60                               4.70
Specialty Stores                                                            5.00                               0.00
Application Software                                                        4.70                               5.30


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2002. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. LEWIS, WALKER, AND HART HAVE WORKED IN THE INVESTMENT INDUSTRY SINCE 1979, 1989, AND 1992, RESPECTIVELY. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND JANET LUBY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW DID THE MARKET CONDITIONS
    AFFECT THE FUND'S PERFORMANCE?

A   The fund struggled in what was a
difficult market environment. We attribute the fund's performance shortfall to several factors: prolonged uncertainty in the market, the continued outperformance of value over growth, a low correlation between earnings expectations and stock prices, and the fund's positioning at the larger-end of the small-cap universe.

    Despite evidence of improving economic conditions, the market continued to lack conviction; this level of uncertainty was then exacerbated by the events of September 11. Company fundamentals remained weak, and visibility on future trends at both the macro and the individual company levels remained extremely low. Therefore, the forecasting of expectations was very erratic and suspect, to say the least. As a result, investor psychology and sentiment, rather than company fundamentals, seemed to drive the market.

    Value investing generally continued to be the dominant style during the period. Value investors tend to sell a stock when it reaches a certain price, whereas growth investors usually hold the stock for as long as the fundamentals remain positive, in order to capture as much price appreciation as possible. Therefore, value investors would sell a rising stock to buy into the next low-priced area. We believe this rotational environment limited the fund's ability to fully capture gains from those stocks that had potentially strong growth prospects.

    This volatile and trendless market environment did not bode well for our style of investing. We seek stocks with rising earnings expectations and rising valuations. Historically, in a rising market, rising earnings expectations have been a strong indicator that a company's stock price was likely to rise over time. However, in the current market environment, fundamentals and stock prices had little correlation. Companies with low expected future growth generally outperformed companies with high expected future growth.

    The portfolio's orientation toward stocks at the higher end of the small-capitalization range also detracted from performance. Although small-cap stocks generally outperformed mid- and large-caps during the period, micro-caps were the best performing group within the small-cap universe. However, these smallest stocks did not meet our investment criteria. First, micro-cap stocks are among the most underfollowed names. Because we insist on knowing a company thoroughly before investing, the portfolio did not own these less well-known stocks. Second, the micro-cap stocks did not meet our liquidity criteria because these stocks are generally the most illiquid. Liquidity, or the ease with which an investor can buy or sell a stock, is generally higher for larger stocks than for smaller stocks because large stocks typically have more potential buyers. Finally, the majority of micro-cap stocks exhibited value characteristics; in other words, these stocks were not suitable for the fund's growth-oriented investment style.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund declined, returning
-14.59 percent for the 12 months ended March 31, 2002. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the fund's benchmark, the Russell 2000(R) Growth Index, returned 4.95 percent for the same period. The Russell 2000(R) Growth Index is an unmanaged index generally representative of the U.S. market for small-capitalization growth stocks. Index returns do not include sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   IN SUCH DIFFICULT MARKET
    CONDITIONS, HOW DID YOU MANAGE THE FUND?

A   Our investment strategy seeks
stocks with rising earnings expectations or rising valuations. Using these criteria, we began to build an overweight relative to the fund's benchmark in technology stocks, particularly semiconductor stocks. Toward the end of the reporting period, we began to see some improvement in semiconductor companies' business. The fund was also overweight in consumer discretionary stocks. Despite the economic slowdown, consumer spending remained strong during the period. Autos, retailers, and restaurants were among the beneficiaries of these positive trends. Health care, on the other hand, was the fund's most significant underweight. Our investment criteria yielded few opportunities in the health care sector.

    Keep in mind, not all industries represented in the fund's portfolio performed as favorably, nor is there any guarantee any of these industries will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT IS YOUR OUTLOOK?

A   We are cautious for the near term,
but optimistic for the long term. As we mentioned, we began to see signs of a fundamental bottoming in the economy toward the end of the period, and we believe we should see more positive data points in the next several months.

    However, we are concerned about high valuations, particularly in the technology sector. Some stock prices seem to fully--or more than fully--reflect an economic rebound. If a recovery is anemic or unsustainable, some of these more highly valued stocks may be vulnerable to weakness.

    Although the recent market climate has presented particular challenges, we note that ups and downs are an inherent part of stock investing; this has been particularly true for growth investors over the past 12 months. Hence, we have not swayed from our long-term investment strategy--to seek stocks with rising earnings expectations and rising valuations. While past performance is no guarantee of future results, we have weathered past market turbulence by focusing on research-driven stock selection, and we remain committed to that discipline going forward.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: Reflects a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures including the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  99.1%
AEROSPACE & DEFENSE  1.1%
Alliant Techsystems, Inc. (a)...............................  10,000    $ 1,019,900
                                                                        -----------

AIRLINES  0.5%
Atlantic Coast Airlines Holdings, Inc. (a)..................  17,500        419,650
                                                                        -----------

APPAREL RETAIL  0.6%
Chico's FAS, Inc. (a).......................................  15,000        505,500
                                                                        -----------

APPLICATION SOFTWARE  4.6%
Activision, Inc. (a)........................................  37,500      1,118,625
BARRA, Inc. (a).............................................   7,500        454,275
Business Objects S.A.-ADR (France) (a)......................  10,000        439,600
Fair, Issac and Co., Inc. ..................................  10,000        633,900
JDA Software Group, Inc. (a)................................  20,000        637,600
Kronos, Inc. (a)............................................  10,000        469,800
Manugistics Group, Inc. (a).................................  20,000        429,600
                                                                        -----------
                                                                          4,183,400
                                                                        -----------
AUTO PARTS & EQUIPMENT  0.5%
ArvinMeritor, Inc. .........................................  15,000        428,250
                                                                        -----------

BANKS  6.7%
Commerce Bancorp, Inc. .....................................  30,000      1,347,000
Community First Bankshares, Inc. ...........................  20,000        517,200
Dime Community Bancshares...................................  35,000      1,078,000
First Midwest Bancorp, Inc. ................................  25,000        726,000
Hudson United Bancorp.......................................  22,500        715,725
Southwest Bancorp. of Texas, Inc. (a).......................  20,000        666,800
TrustCo Bank Corp. NY.......................................  35,000        451,850
United Bankshares, Inc. ....................................  20,000        590,600
                                                                        -----------
                                                                          6,093,175
                                                                        -----------
BIOTECHNOLOGY  2.8%
Cephalon, Inc. (a)..........................................  15,000        945,000
SangStat Medical Corp. (a)..................................  60,000      1,611,600
                                                                        -----------
                                                                          2,556,600
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
CASINOS & GAMING  2.1%
Alliance Gaming Corp. (a)...................................  35,000    $ 1,068,550
Argosy Gaming Co. (a).......................................  12,500        458,625
Station Casinos, Inc. (a)...................................  20,000        333,000
                                                                        -----------
                                                                          1,860,175
                                                                        -----------
CATALOG RETAIL  0.9%
Insight Enterprises, Inc. (a)...............................  17,500        396,200
School Specialty, Inc. (a)..................................  15,000        400,800
                                                                        -----------
                                                                            797,000
                                                                        -----------
COMPUTER STORAGE & PERIPHERALS  0.5%
ATI Technologies, Inc. (Canada) (a).........................  35,000        469,000
                                                                        -----------

CONSUMER ELECTRONICS  0.8%
Harman International Industries, Inc. ......................  15,000        740,250
                                                                        -----------

DATA PROCESSING SERVICES  0.6%
Global Payments, Inc. ......................................  15,000        549,750
                                                                        -----------

DIVERSIFIED COMMERCIAL SERVICES  2.1%
Career Education Corp. (a)..................................  12,500        495,000
Corinthian Colleges, Inc. (a)...............................  10,000        505,500
FTI Consulting, Inc. (a)....................................  30,000        929,400
                                                                        -----------
                                                                          1,929,900
                                                                        -----------
ELECTRICAL COMPONENTS & EQUIPMENT  1.0%
Axcelis Technologies, Inc. (a)..............................  60,000        858,000
                                                                        -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  3.5%
InVision Technologies, Inc. (a).............................  30,000      1,206,000
OSI Systems, Inc. (a).......................................  17,500        441,000
Photon Dynamics, Inc. (a)...................................  30,000      1,526,700
                                                                        -----------
                                                                          3,173,700
                                                                        -----------
ENVIRONMENTAL SERVICES  1.0%
Stericycle, Inc. (a)........................................  15,000        938,415
                                                                        -----------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.8%
Scotts Co., Class A (a).....................................  15,000        686,700
                                                                        -----------

FOOD DISTRIBUTORS  0.4%
Performance Food Group Co. (a)..............................  10,000        326,600
                                                                        -----------

FOOD RETAIL  1.3%
Whole Foods Market, Inc. (a)................................  25,000      1,142,250
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
GENERAL MERCHANDISE STORES  1.1%
99 Cents Only Stores (a)....................................  25,000    $   958,500
                                                                        -----------

HEALTH CARE DISTRIBUTORS & SERVICES  5.6%
Accredo Health, Inc. (a)....................................  12,500        715,875
AdvancePCS (a)..............................................  40,000      1,203,600
DIANON Systems, Inc. (a)....................................   7,500        486,600
Pharmaceutical Product Development, Inc. (a)................  25,000        871,250
Priority Healthcare Corp., Class B (a)......................  20,000        520,200
Varian Medical Systems, Inc. (a)............................  30,000      1,227,000
                                                                        -----------
                                                                          5,024,525
                                                                        -----------
HEALTH CARE EQUIPMENT  0.7%
Diagnostic Products Corp. ..................................  15,000        648,000
                                                                        -----------

HEALTH CARE FACILITIES  0.5%
Province Healthcare Co. (a).................................  15,000        476,550
                                                                        -----------

HOME FURNISHINGS  2.3%
American Woodmark Corp. ....................................  10,000        630,770
Furniture Brands International, Inc. (a)....................   7,500        273,375
Mohawk Industries, Inc. (a).................................  20,000      1,201,800
                                                                        -----------
                                                                          2,105,945
                                                                        -----------
HOMEBUILDING  2.2%
NVR, Inc. (a)...............................................   5,000      1,577,500
Winnebago Industries, Inc. .................................  10,000        419,900
                                                                        -----------
                                                                          1,997,400
                                                                        -----------
INDUSTRIAL CONGLOMERATES  0.7%
Actuant Corp., Class A (a)..................................  15,000        647,250
                                                                        -----------

INDUSTRIAL MACHINERY  2.9%
Graco, Inc. ................................................  20,000        817,000
IDEX Corp. .................................................  12,500        462,500
Manitowoc Co., Inc. ........................................  15,000        592,500
Roper Industries, Inc. .....................................  15,000        746,100
                                                                        -----------
                                                                          2,618,100
                                                                        -----------
INSURANCE BROKERS  0.7%
Brown & Brown, Inc. ........................................  20,000        628,000
                                                                        -----------

IT CONSULTING & SERVICES  2.2%
CACI International, Inc., Class A (a).......................  10,000        351,100
FactSet Research Systems, Inc. .............................  12,500        504,375

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
IT CONSULTING & SERVICES (CONTINUED)
Manhattan Associates, Inc. (a)..............................  22,500    $   857,250
Tier Technologies, Inc., Class B (a)........................  15,000        264,750
                                                                        -----------
                                                                          1,977,475
                                                                        -----------
LEISURE PRODUCTS  2.6%
Action Performance Co, Inc. (a).............................  30,000      1,477,500
Direct Focus, Inc. (a)......................................  12,500        475,625
Racing Champions Ertl Corp. (a).............................  25,000        431,250
                                                                        -----------
                                                                          2,384,375
                                                                        -----------
LIFE & HEALTH INSURANCE  0.7%
Hilb, Rogal & Hamilton Co. .................................  20,000        624,000
                                                                        -----------

MANAGED HEALTH CARE  2.8%
Anthem, Inc. (a)............................................  20,000      1,151,400
Mid Atlantic Medical Services, Inc. (a).....................  25,000        712,500
Pediatrix Medical Group, Inc. (a)...........................  17,500        713,300
                                                                        -----------
                                                                          2,577,200
                                                                        -----------
METAL & GLASS CONTAINERS  0.8%
Ball Corp. .................................................  15,000        708,300
                                                                        -----------

MOTORCYCLE MANUFACTURERS  0.7%
Polaris Industries, Inc. ...................................  10,000        637,000
                                                                        -----------

MULTI-SECTOR HOLDINGS  0.6%
Arbitron, Inc. (a)..........................................  15,000        507,000
                                                                        -----------

NETWORKING EQUIPMENT  1.0%
Emulex Corp. (a)............................................  27,500        905,575
                                                                        -----------

OFFICE ELECTRONICS  0.9%
Zebra Technologies Corp., Class A (a).......................  15,000        811,350
                                                                        -----------

OIL & GAS DRILLING  0.5%
Pride International, Inc. (a)...............................  30,000        477,000
                                                                        -----------

OIL & GAS EQUIPMENT & SERVICES  1.8%
Key Energy Services, Inc. (a)...............................  70,000        750,400
Universal Compression Holdings, Inc. (a)....................  20,000        528,000
W-H Energy Services, Inc. (a)...............................  15,000        324,000
                                                                        -----------
                                                                          1,602,400
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EXPLORATION & PRODUCTION  1.9%
Patina Oil & Gas Corp. .....................................  20,000    $   630,400
XTO Energy, Inc. ...........................................  55,000      1,102,750
                                                                        -----------
                                                                          1,733,150
                                                                        -----------
OIL & GAS REFINING & MARKETING  0.8%
Frontier Oil Corp. .........................................  35,000        751,800
                                                                        -----------

PACKAGED FOODS  0.6%
Smithfield Foods, Inc. (a)..................................  20,000        522,000
                                                                        -----------

PHARMACEUTICALS  0.9%
Medicis Pharmaceutical Corp., Class A (a)...................  15,000        832,500
                                                                        -----------

RESTAURANTS  4.3%
Applebee's International, Inc. .............................  20,000        726,000
Cheesecake Factory, Inc. (a)................................  20,000        738,000
Landry's Restaurants, Inc. .................................  20,000        459,200
P.F. Chang's China Bistro, Inc. (a).........................  10,000        666,300
Panera Bread Co., Class A (a)...............................  20,000      1,274,200
                                                                        -----------
                                                                          3,863,700
                                                                        -----------
SEMICONDUCTOR EQUIPMENT  14.9%
Amkor Technology, Inc. (a)..................................  65,000      1,450,150
ASE Test Ltd. (Taiwan-Republic of China) (a)................  70,000      1,092,700
Brooks Automation, Inc. (a).................................  35,000      1,590,400
Cymer, Inc. (a).............................................  30,000      1,489,800
DuPont Photomasks, Inc. (a).................................  25,000      1,300,000
Entegris, Inc. (a)..........................................  80,000      1,292,000
Integrated Circuit Systems, Inc. (a)........................  30,000        612,000
Kulicke & Soffa Industries, Inc. (a)........................  65,000      1,352,650
MKS Instruments, Inc. (a)...................................  40,000      1,369,600
Photronics, Inc. (a)........................................  25,000        843,250
Varian Semiconductor Equipment Associates, Inc. (a).........  25,000      1,125,000
                                                                        -----------
                                                                         13,517,550
                                                                        -----------
SEMICONDUCTORS  4.6%
ESS Technology, Inc. (a)....................................  40,000        829,600
Marvell Technology Group Ltd. (Bermuda) (a).................  45,000      1,971,000
Silicon Laboratories, Inc. (a)..............................  15,000        529,950
Zoran Corp. (a).............................................  20,000        873,600
                                                                        -----------
                                                                          4,204,150
                                                                        -----------
SPECIALTY CHEMICALS  1.0%
OM Group, Inc. .............................................  12,500        903,750
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES  4.9%
A.C. Moore Arts & Crafts, Inc. (a)..........................  27,500    $ 1,049,125
AutoZone, Inc. (a)..........................................  10,000        688,500
Group 1 Automotive, Inc. (a)................................  20,000        781,000
Hollywood Entertainment Corp. (a)...........................  60,000      1,008,000
Pier 1 Imports, Inc. .......................................  45,000        926,550
                                                                        -----------
                                                                          4,453,175
                                                                        -----------
SYSTEMS SOFTWARE  0.5%
Network Associates, Inc. (a)................................  20,000        484,000
                                                                        -----------

TRUCKING  0.9%
Heartland Express, Inc. (a).................................  19,711        393,432
Roadway Corp. ..............................................  12,500        462,500
                                                                        -----------
                                                                            855,932
                                                                        -----------
WATER UTILITIES  0.7%
Philadelphia Suburban Corp. ................................  25,000        587,500
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $79,177,544).................................................    89,703,367

REPURCHASE AGREEMENT  2.0%
UBS Securities ($1,787,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/28/02, to be sold on
  04/01/02 at $1,787,363) (Cost $1,787,000)..........................     1,787,000
                                                                        -----------

TOTAL INVESTMENTS  101.1%
  (Cost $80,964,544).................................................    91,490,367
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)........................      (967,181)
                                                                        -----------

NET ASSETS  100.0%...................................................   $90,523,186
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments (Cost $80,964,544)........................  $ 91,490,367
Cash........................................................        47,081
Receivables:
  Investments Sold..........................................     2,622,932
  Fund Shares Sold..........................................       178,006
  Dividends.................................................        17,263
Other.......................................................         7,276
                                                              ------------
    Total Assets............................................    94,362,925
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,472,625
  Distributor and Affiliates................................       103,944
  Fund Shares Repurchased...................................        84,299
  Investment Advisory Fee...................................        52,981
Accrued Expenses............................................       110,570
Trustees' Deferred Compensation and Retirement Plans........        15,320
                                                              ------------
    Total Liabilities.......................................     3,839,739
                                                              ------------
NET ASSETS..................................................  $ 90,523,186
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $137,201,229
Net Unrealized Appreciation.................................    10,525,823
Accumulated Net Investment Loss.............................        (8,045)
Accumulated Net Realized Loss...............................   (57,195,821)
                                                              ------------
NET ASSETS..................................................  $ 90,523,186
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $41,447,271 and 6,559,947 shares of
    beneficial interest issued and outstanding).............  $       6.32
    Maximum sales charge (5.75%* of offering price).........           .39
                                                              ------------
    Maximum offering price to public........................  $       6.71
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $31,778,186 and 5,080,360 shares of
    beneficial interest issued and outstanding).............  $       6.26
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,297,729 and 2,766,602 shares of
    beneficial interest issued and outstanding).............  $       6.25
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,063)......  $    199,794
Interest....................................................        63,854
                                                              ------------
    Total Income............................................       263,648
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       721,682
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $104,365, $306,130 and $180,519,
  respectively).............................................       591,014
Shareholder Services........................................       306,948
Shareholder Reports.........................................        96,262
Legal.......................................................        27,571
Custody.....................................................        25,939
Trustees' Fees and Related Expenses.........................        14,370
Other.......................................................       136,880
                                                              ------------
    Total Expenses..........................................     1,920,666
    Investment Advisory Fee Reduction.......................       109,177
    Less Credits Earned on Cash Balances....................         3,252
                                                              ------------
    Net Expenses............................................     1,808,237
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,544,589)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(25,456,944)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (1,139,792)
  End of the Period.........................................    10,525,823
                                                              ------------
Net Unrealized Appreciation During the Period...............    11,665,615
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(13,791,329)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(15,335,918)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                     NOVEMBER 27, 2000
                                                                     (COMMENCEMENT OF
                                                 YEAR ENDED      INVESTMENT OPERATIONS) TO
                                               MARCH 31, 2002         MARCH 31, 2001
                                               -------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...........................  $ (1,544,589)          $   (455,867)
Net Realized Loss.............................   (25,456,944)           (31,738,877)
Net Unrealized Appreciation/Depreciation
  During the Period...........................    11,665,615             (1,139,792)
                                                ------------           ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................   (15,335,918)           (33,334,536)
                                                ------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................    84,073,678            141,148,698
Cost of Shares Repurchased....................   (67,273,552)           (19,755,184)
                                                ------------           ------------

NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................    16,800,126            121,393,514
                                                ------------           ------------
TOTAL INCREASE IN NET ASSETS..................     1,464,208             88,058,978
NET ASSETS:
Beginning of the Period.......................    89,058,978              1,000,000
                                                ------------           ------------
End of the Period (Including accumulated net
  investment loss of $8,045 and $4,254,
  respectively)...............................  $ 90,523,186           $ 89,058,978
                                                ============           ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     NOVEMBER 27, 2000
                                                           YEAR        (COMMENCEMENT
                                                           ENDED       OF INVESTMENT
CLASS A SHARES                                           MARCH 31,    OPERATIONS) TO
                                                           2002       MARCH 31, 2001
                                                         -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............   $  7.40         $ 10.00
                                                          -------         -------
  Net Investment Loss..................................      (.09)           (.04)
  Net Realized and Unrealized Loss.....................      (.99)          (2.56)
                                                          -------         -------
Total from Investment Operations.......................     (1.08)          (2.60)
                                                          -------         -------
NET ASSET VALUE, END OF THE PERIOD.....................   $  6.32         $  7.40
                                                          =======         =======

Total Return* (a)......................................   -14.59%         -26.00%**
Net Assets at End of the Period (In millions)..........   $  41.4         $  43.0
Ratio of Expenses to Average Net Assets* (b)...........     1.60%           1.66%
Ratio of Net Investment Loss to Average Net Assets*....    (1.31%)         (1.06%)
Portfolio Turnover.....................................      358%            132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)............     1.72%           1.96%
Ratio of Net Investment Loss to Average Net Assets.....    (1.43%)         (1.36%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     NOVEMBER 27, 2000
                                                           YEAR        (COMMENCEMENT
                                                           ENDED       OF INVESTMENT
CLASS B SHARES                                           MARCH 31,    OPERATIONS) TO
                                                           2002       MARCH 31, 2001
                                                         -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............   $  7.38         $ 10.00
                                                          -------         -------
  Net Investment Loss..................................      (.12)           (.04)
  Net Realized and Unrealized Loss.....................     (1.00)          (2.58)
                                                          -------         -------
Total from Investment Operations.......................     (1.12)          (2.62)
                                                          -------         -------
NET ASSET VALUE, END OF THE PERIOD.....................   $  6.26         $  7.38
                                                          =======         =======

Total Return* (a)......................................   -15.31%         -26.20%**
Net Assets at End of the Period (In millions)..........   $  31.8         $  28.3
Ratio of Expenses to Average Net Assets* (b)...........     2.35%           2.41%
Ratio of Net Investment Loss to Average Net Assets*....    (2.06%)         (1.85%)
Portfolio Turnover.....................................      358%            132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)............     2.47%           2.71%
Ratio of Net Investment Loss to Average Net Assets.....    (2.18%)         (2.15%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     NOVEMBER 27, 2000
                                                           YEAR        (COMMENCEMENT
                                                           ENDED       OF INVESTMENT
CLASS C SHARES                                           MARCH 31,    OPERATIONS) TO
                                                           2002       MARCH 31, 2001
                                                         -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............   $  7.38         $ 10.00
                                                          -------         -------
  Net Investment Loss..................................      (.13)           (.04)
  Net Realized and Unrealized Loss.....................     (1.00)          (2.58)
                                                          -------         -------
Total from Investment Operations.......................     (1.13)          (2.62)
                                                          -------         -------
NET ASSET VALUE, END OF THE PERIOD.....................   $  6.25         $  7.38
                                                          =======         =======

Total Return* (a)......................................   -15.31%         -26.20%**
Net Assets at End of the Period (In millions)..........   $  17.3         $  17.8
Ratio of Expenses to Average Net Assets* (b)...........     2.35%           2.41%
Ratio of Net Investment Loss to Average Net Assets*....    (2.06%)         (1.85%)
Portfolio Turnover.....................................      358%            132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)............     2.47%           2.71%
Ratio of Net Investment Loss to Average Net Assets.....    (2.18%)         (2.15%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $56,634,974, which will expire on March 31, 2010.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of Investments for tax purposes........................  $81,525,391
                                                              ===========
Gross tax unrealized appreciation...........................  $11,024,887
Gross tax unrealized depreciation...........................    1,059,911
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 9,964,976
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distribution from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a net operating loss totaling $1,539,597 and the recognition of certain expenses that are not deductible for tax purposes totaling $1,201 have been reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

F. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $3,252 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .80%
Next $500 million...........................................     .75%
Over $1 billion.............................................     .70%

    For the year ended March 31, 2002, the Adviser voluntarily waived $109,177 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended March 31, 2002, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $42,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $263,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $7,276 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc. ("Morgan Stanley"), an affiliate of Van Kampen, totaling $18,761.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $64,571,943, $46,391,495 and $26,237,791 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................    8,965,252   $ 58,918,277
  Class B................................................    2,321,287     15,867,604
  Class C................................................    1,353,669      9,287,797
                                                           -----------   ------------
Total Sales..............................................   12,640,208   $ 84,073,678
                                                           ===========   ============
Repurchases:
  Class A................................................   (8,211,277)  $(53,621,976)
  Class B................................................   (1,072,233)    (7,038,147)
  Class C................................................   (1,004,097)    (6,613,429)
                                                           -----------   ------------
Total Repurchases........................................  (10,287,607)  $(67,273,552)
                                                           ===========   ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    At March 31, 2001, capital aggregated $59,981,117, $38,102,936 and
$23,857,848 for Classes A, B and C, respectively. For the period ended March 31, 2001, transactions were as follows:

                                                             SHARES        VALUE
Sales:
  Class A................................................   7,527,805   $ 74,945,650
  Class B................................................   4,181,630     41,343,121
  Class C................................................   2,515,009     24,859,927
                                                           ----------   ------------
Total Sales..............................................  14,224,444   $141,148,698
                                                           ==========   ============
Repurchases:
  Class A................................................  (1,761,833)  $(15,146,719)
  Class B................................................    (380,324)    (3,396,791)
  Class C................................................    (127,979)    (1,211,674)
                                                           ----------   ------------
Total Repurchases........................................  (2,270,136)  $(19,755,184)
                                                           ==========   ============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2002 and the period ended March 31, 2001, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $49,400 and CDSC on redeemed shares of approximately $125,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $333,402,594 and $316,725,317, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $378,400 and payments made to Morgan Stanley of approximately $6,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Small Cap Growth Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from November 27, 2000 (commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from November 27, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois

May 8, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 2000  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 2000  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of            57
Sears Tower                                since 2000  Heidrick & Struggles, an
233 South Wacker Drive                                 executive search firm.
Suite 7000                                             Trustee/Director of funds
Chicago, IL 60606                                      in the Fund Complex.
                                                       Trustee on the University
                                                       of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner, Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting and
                                                       management consulting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
11 DuPont Circle, N.W.                     since 2000  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 2000  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 2000  of the National Academy                 Corporation, a
Room 206                                               of Sciences/National                    pharmaceutical company,
Washington, D.C. 20418                                 Research Council, an                    since January 1998.
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 1993.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 2000  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. Chairman, Chief
                                                       Executive Officer and
                                                       Director of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Dean Witter Trust FSB.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. April
                                                       1997-June 1998, Vice
                                                       President of the Morgan
                                                       Stanley Dean Witter Funds
                                                       May 1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 2000  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Dean Witter Asset
                                                       Management Inc. Trustee/
                                                       Director and President or
                                                       Trustee, President and
                                                       Chairman of the Board of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley Dean Witter and
                                                       Director of Dean Witter
                                                       Discover & Co. and Dean
                                                       Witter Realty. Prior to
                                                       1996, Director of Dean
                                                       Witter Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 2000  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and Chief      since 2000  Investments, and Managing Director and President of the
45th Floor                    Investment Officer                   Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                since 2000  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 3rd Floor                                                Distributor, Investor Services and certain other
Jersey City, NJ 07311                                              subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2000  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
147, 247, 347                                                  Member NASD/SIPC.
SCG ANR 5/02                                                     5593E02-AP-5/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      30

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
              TRUSTEE AND OFFICER INFORMATION      33

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 25, 2001--March 31, 2002)

 [LINE GRAPH]

                                                                            STANDARD & POOR'S 500       STANDARD & POOR'S BARRA
                                                                            INDEX IS AN UNMANAGED          VALUE INDEX IS AN
                                                                               INDEX GENERALLY         UNMANAGED INDEX GENERALLY
                                                                          REPRESENTATIVE OF THE U.S.   REPRESENTATIVE OF THE U.S.
                                              VALUE OPPORTUNITIES FUND*         STOCK MARKET.+         MARKET FOR VALUE STOCKS.+
                                              -------------------------   --------------------------   --------------------------
6/25/01                                                9425.00                     10000.00                     10000.00
                                                       9576.00                      9994.00                     10043.00
7/01                                                   9698.00                      9895.00                      9861.00
8/01                                                   9152.00                      9276.00                      9268.00
9/01                                                   8106.00                      8527.00                      8379.00
10/01                                                  8407.00                      8689.00                      8369.00
11/01                                                  8897.00                      9356.00                      8881.00
12/01                                                  8949.00                      9438.00                      9005.00
1/02                                                   9015.00                      9300.00                      8746.00
2/02                                                   8977.00                      9121.00                      8650.00
3/02                                                   9537.00                      9464.00                      9086.00

This chart compares your fund's performance to that of the S&P 500 Index and the S&P Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Since inception total return based
on NAV(1)                                 1.19%      0.63%      0.63%
-------------------------------------------------------------------------
Since inception total return(2)          -4.63%     -4.37%     -0.37%
-------------------------------------------------------------------------
Commencement date                      06/25/01   06/25/01   06/25/01
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

Market forecasts provided in this report may not necessarily come to pass.

 [BAR GRAPH]   PORTFOLIO AT A GLANCE

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--March 31, 2002)

                                                                            MARCH 31, 2002
                                                                            --------------
Electric Utilities                                                               15.30
Integrated Telecommunication Services                                             9.10
Integrated Oil & Gas                                                              5.20
Pharmaceuticals                                                                   5.20
Apparel Retail                                                                    4.90


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2002)


1.   HALLIBURTON                 3.4%
     Provides services and equipment to
     the oil and gas industry.

2.   SPRINT                      3.4%
     Provides telecommunication products
     and services worldwide.

3.   RELIANT ENERGY              3.3%
     Provides electric and natural-gas
     services to customers in the United
     States, South America, and India.

4.   BP                          3.1%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

5.   EXELON                      2.6%
     Distributes electricity and natural
     gas to customers in Illinois and
     Pennsylvania.

6.   WORLDCOM                    2.3%
     Provides international communica-
     tions services and network services
     to corporations worldwide.

7.   MOTOROLA                    2.2%
     Manufactures various communications
     devices and semiconductor components.

8.   THE GAP                     2.2%
     Operates retail-clothing stores in
     North America, Europe and Japan.


9.   RELIANT RESOURCES           2.1%
     Generates energy for the U.S. and
     European markets and trades
     electricity, natural gas, and other
     commodities.

10.  FREDDIE MAC                 2.1%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

                                                                         [PHOTO]
                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN VALUE OPPORTUNITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKET AND INFLUENCED THE FUND'S RETURN FROM ITS
INCEPTION ON JUNE 25, 2001 THROUGH MARCH 31, 2002. THE
TEAM IS LED BY PORTFOLIO MANAGERS B. ROBERT BAKER, JR. AND
JASON S. LEDER. BAKER CONTRIBUTES MORE THAN 22 YEARS OF
INVESTMENT INDUSTRY EXPERIENCE; WHILE LEDER CONTRIBUTES
MORE THAN 12 YEARS OF INDUSTRY EXPERIENCE. THEY ARE JOINED
BY PORTFOLIO MANAGER KEVIN C. HOLT, WHO ALSO PARTICIPATES
IN THE DAY-TO-DAY MANAGEMENT OF THE FUND.

Q   BEFORE YOU DISCUSS THE FUND
    PERFORMANCE, HOW WOULD YOU DESCRIBE THE FORCES AND EVENTS THAT SHAPED THE MARKET?

A   When the fund launched in
June 2001, the domestic economy was continuing the slowdown begun in 2000. Though the Federal Reserve had cut interest rates aggressively (a total of 11 cuts during the course of 2001), the economy continued to soften. The terrorist attacks of September 11 exacerbated the slide.

    However, in the fourth quarter of 2001, the economy did show signs of bottoming. Buoyed by an increased level of government spending, and positive news from the war front, investors regained confidence and the markets regained their post September 11 losses by year-end.

    In the first three months of 2002, we saw signs that suggested that the economy may be firming. For example, Gross National Product data seemed fairly strong.

Q   HOW DID THE FUND PERFORM?

A   Since its inception through the
end of the reporting period, the fund earned 1.19 percent. We are heartened that the fund weathered the challenges of a difficult market relatively well.

    From June 30, 2001 (the first full month since inception) through March 31, 2002, Van Kampen Value Opportunities Fund fell 0.41 percent, demonstrating greater resiliency than the Standard and Poor's 500 Index, down 5.30 percent, and the S&P/Barra Value Index, off 8.33 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. As a result of recent market activity, current performance may vary from the figures shown. For more up to date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P 500/Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks for the fund. These indexes are unmanaged statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   BEFORE YOU DISCUSS SOME OF
    THE FACTORS THAT DROVE FUND PERFORMANCE, COULD YOU BRIEFLY SUMMARIZE YOUR INVESTMENT PHILOSOPHY?

A   Straightforward stock-selection
drives our investment process. We are bottom-up investors, meaning that we build the portfolio around individual stock decisions. (In contrast, top-down investors focus first on macroeconomic factors and broader allocations.)

    Two questions drive our investment discipline: What are we buying and what does it cost us? We look for what we believe are attractive companies whose stocks are trading at prices that in our opinion do not reflect the companies' intrinsic value. Our investment process is research intensive. We try to understand the key elements of a company, and we scrutinize the financial statements. Whenever possible, we meet with a firm's senior management and competitors.

    Capitalization flexibility is an important element of the fund's investment process. The Value Opportunities Fund may invest in companies of all sizes.

    Our sell discipline is simply the converse of our buy discipline. We sell securities when we believe the gap between cheap and fair valuation is beginning to close, when our analysis reveals signs of potentially deteriorating fundamentals, or when we believe we have found greater relative value in another investment or market segment.

Q   WHAT WERE SOME OF INVESTMENT
    DECISIONS THAT BENEFITED OVERALL PERFORMANCE?

A   A diverse group of stocks
contributed notable gains. These stocks included:

    RELIANT RESOURCES. The fund benefited from several utilities stocks, most significantly, Reliant Resources. Reliant Resources provides energy services to wholesale and retail customers in the United States and

Europe. The price of the stock had fallen dramatically throughout the first part of 2001, hindered by concerns surrounding the unregulated power industry, as well as by weak commodity prices. However, during the last quarter of 2001 Reliant Resources gained ground. The market seemed to recognize that the stock was trading below its intrinsic worth, and therefore presented a buying opportunity.

    FREEPORT MCMORAN. Freeport McMoRan explores for mineral deposits and processes copper, gold and silver. The stock performed well because of a rise in copper and gold prices throughout the year.

    INTERNATIONAL PAPER. International Paper is a worldwide producer of printing and writing papers, paperboard and packaging, and forest products. Commodity prices within forest products have begun to recover and the monetary-policy easing of last year helped the performance of the stock.

    SEALED AIR. A global manufacturer of food and protective packaging, Sealed Air is a cyclical company. Benefiting from last year's monetary easing--as well as from growth in the food-packaging business--Sealed Air staged a brisk rebound.

    SCHLUMBERGER. Our research suggested that the stock of this energy services firm was inexpensive, given the company's fundamentals. We believed that market sentiment had over-discounted the possibility of a collapse in oil and natural gas prices. This analysis was rewarded during the period: the price of natural gas remained on-track and Schlumberger contributed positively to overall portfolio performance.

    INTERPUBLIC COMPANIES. A leading global advertising agency, Interpublic became very inexpensive for two reasons. First, a relatively new management team had to build a new corporate infrastructure in order to resolve acquisitions made by the previous management team. Second, a weakening global economy resulted in a general slowdown in advertising spending. The stock rose as these two factors began to improve. Interpublic's management put a proper infrastructure in place to better manage day-to-day operations. Also, as the economy appears to be improving, the stock market seems to have begun to anticipate an improvement in advertising spending.

    ZALES. Zales owns a variety of jewelry stores. The company struggled when a new CEO took the helm of the company in 2000 and did a poor job of merchandising the firm's different brands. Against this backdrop, the stock became inexpensive. The firm's board of directors brought back the previous CEO to right the ship. Under his guidance the company has returned to its previous merchandising strategies, and consumers are returning to the stores.

    MOTOROLA AND SCI SYSTEMS. A pair of technology companies--Motorola and SCI Systems--also bolstered overall fund performance. A leading semiconductor company, Motorola has benefited from improved customer relations, better product launches and cost-cutting efforts. Electronic component manufacturer SCI was purchased when the shares became inexpensive, which we believe overdiscounted the company's long term prospects. We sold our position when the valuation became less attractive after a merger offer from Sanmina increased the stock price.

    Keep in mind not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   COULD YOU HIGHLIGHT SOME FACTORS
    THAT HINDERED PERFORMANCE?

A   HALLIBURTON. Halliburton, a
services and equipment provider to oil and natural gas companies, dampened overall returns. The stock sold off sharply in December after juries awarded substantial damages to plaintiffs in asbestos cases in Maryland, Mississippi and Texas. Our analysis indicated that investor sentiment may have driven the stock price lower than its intrinsic worth. Halliburton offers strong cash flow and in our view is a dominant presence in the global oil service market. Additionally, we believe that increased oil and gas depletion rates are a long-term positive for oil services companies.

    THE GAP. Flagging consumer confidence took a toll on many retail stocks, including The Gap. The stock's slide was exacerbated by an unsuccessful merchandising strategy--The Gap gave the most prominent positioning to clothes that were poorly received by the public.

    SOLECTRON. Solectron, a contract manufacturer of technology components, also slowed the fund's pace. Weak near-term demand for technology goods, including outsourcing, has caused a decline in Solectron's stock price. While short-term demand may be stalled, we feel that the long-term outlook may be brighter, particularly for leading firms such as Solectron.

    AMR. AMR is the parent company of American Airlines. The events of September 11 took a significant toll on the airline industry, including American Airlines. The portfolio no longer includes a position in AMR.

    ALPHARMA. Alpharma is a specialty pharmaceuticals company that makes drugs for humans, and antibiotics and supplements for animals. The fund purchased the stock because we thought that the animal health operations were at a cyclically low level. We also believed that poultry-market production looked to be rebounding. We had assessed that the human pharmaceutical operations appeared stable and would neither help nor hurt the stock. However, the stock fell short of expectations because the company experienced an unexpected slowdown in its European pharmaceuticals unit. This decline cast a cloud over our investment thesis and our calculation of the Alpharma's intrinsic value. We decided to exit the stock, incurring a loss.

Q   GIVEN THE CHALLENGES OF THE
    MARKET, HAS IT BEEN DIFFICULT TO FIND STOCKS THAT MEET YOUR CRITERIA?

A   Yes. In the recent market climate,
we have not found a great number of stocks that we believe merit large positions in the portfolio. Many stocks are trading at prices that we believe to be quite high. For example, we are concerned that the prices of many cyclical stocks reflect a very optimistic economic recovery scenario.

    At the end of the reporting period, Value Opportunities held 81 stocks (subject to change daily and without notice). In a more stable market, we would anticipate holding fewer stocks.

    Keep in mind that Value Opportunities Fund is a nondiversified fund, which means that we have the flexibility to build larger positions in individual securities. Consequently, each security may contribute more to performance--either on the upside or on the downside. A nondiversified strategy therefore entails more risks.

Q   IN WHAT AREAS HAVE YOU FOUND
    MORE STOCK OPPORTUNITIES?

A   In terms of broad industry groups,
utilities and technology companies are well represented in the portfolio. Compared to the S&P 500/Barra Value, the portfolio is overweighted in both areas. Financial services, consumer discretionary, and energy round out the top five sectors.

    In terms of capitalization, the portfolio is currently weighted toward large-cap stocks. Keep in mind that this market-cap positioning may change at any time. The fund's prospectus allows us considerable market-cap flexibility to invest where we believe the best values are.

    As we have highlighted previously in this report, we are bottom-up stock investors. Therefore, the overall composition of the portfolio is the result of individual stock decisions, rather than a decision to favor a certain industry group or market-capitalization segment.

Q   MARKET TURBULENCE HAS BEEN
    DRAMATIC THROUGHOUT THE FUND'S LIFE. DO YOU EXPECT SUCH A HIGH LEVEL OF TURBULENCE TO CONTINUE?

A   The fund certainly has weathered
many storms since its inception. While the reporting period included some dramatic--truly unprecedented--events, we encourage investors to remember that volatility is an integral part of stock investing. No one can predict with certainty what the market or economy will do next.

    We do not set our sights on economic prognostication, we focus on stock selection. We believe that we serve our shareholders best by managing the portfolio on a company-by-company basis.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
                        DESCRIPTION                           SHARES       VALUE
COMMON STOCKS  93.7%
ADVERTISING  1.7%
Interpublic Group Cos., Inc. ...............................   16,400   $   562,192
                                                                        -----------
APPAREL RETAIL  4.6%
The Gap, Inc. ..............................................   45,405       682,891
The Limited, Inc. ..........................................   27,580       493,682
The Men's Wearhouse, Inc. (a)...............................   16,000       373,600
                                                                        -----------
                                                                          1,550,173
                                                                        -----------
BANKS  3.2%
  Bank of America Corp. ....................................    8,700       591,774
  SunTrust Banks, Inc. .....................................    3,320       221,544
  Wells Fargo & Co. ........................................    4,900       242,060
                                                                        -----------
                                                                          1,055,378
                                                                        -----------
COMPUTER HARDWARE  1.4%
  Compaq Computer Corp. ....................................   33,160       346,522
  Hewlett-Packard Co. ......................................    7,230       129,706
                                                                        -----------
                                                                            476,228
                                                                        -----------
COMPUTER STORAGE & PERIPHERALS  2.6%
  Electronics for Imaging, Inc. (a).........................    9,620       176,046
  Maxtor Corp. (a)..........................................   38,890       270,285
  SanDisk Corp. (a).........................................   19,390       420,763
                                                                        -----------
                                                                            867,094
                                                                        -----------
CONSUMER FINANCE  0.2%
  Capital One Financial Corp. ..............................    1,100        70,235
                                                                        -----------

DEPARTMENT STORES  1.1%
  Federated Department Stores, Inc. (a).....................    9,330       381,131
                                                                        -----------

DIVERSIFIED CHEMICALS  1.3%
  Dow Chemical Co. .........................................   13,250       433,540
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES  2.7%
  Freddie Mac...............................................   10,520       666,652
  Stilwell Financial, Inc. .................................    9,300       227,757
                                                                        -----------
                                                                            894,409
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED METALS & MINING  1.6%
  Freeport-McMoRan Copper & Gold, Inc., Class B (a).........   30,280   $   533,534
                                                                        -----------

ELECTRIC UTILITIES  14.3%
  American Electric Power Co., Inc. ........................    7,500       345,675
  Exelon Corp. .............................................   15,420       816,797
  IDACORP, Inc. ............................................   11,980       485,190
  Public Service Enterprise Group...........................    7,700       352,660
  Reliant Energy, Inc. .....................................   40,470     1,043,721
  Reliant Resources, Inc. (a)...............................   39,500       667,945
  Scottish Power PLC--ADR (United Kingdom)..................   22,510       460,330
  TXU Corp. ................................................   11,530       628,500
                                                                        -----------
                                                                          4,800,818
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  3.6%
  Flextronics International Ltd. (Singapore) (a)............    5,100        93,075
  Jabil Circuit, Inc. (a)...................................    7,210       169,651
  KEMET Corp. (a)...........................................   23,520       455,582
  Sanmina-SCI Corp. (a).....................................    5,300        62,275
  Solectron Corp. (a).......................................   54,970       428,766
                                                                        -----------
                                                                          1,209,349
                                                                        -----------
FOOD RETAIL  1.4%
  Kroger Co. (a)............................................   21,220       470,235
                                                                        -----------

FOREST PRODUCTS  1.5%
  Louisiana-Pacific Corp. (a)...............................   47,400       509,076
                                                                        -----------

GOLD  2.4%
  Barrick Gold Corp. (Canada)...............................   21,700       402,752
  Placer Dome, Inc. (Canada)................................   33,700       412,825
                                                                        -----------
                                                                            815,577
                                                                        -----------
HEALTH CARE FACILITIES  1.5%
  Kindred Healthcare, Inc. (a)..............................   11,900       481,950
                                                                        -----------

INDUSTRIAL MACHINERY  0.9%
  Cognex Corp. (a)..........................................   10,110       293,797
                                                                        -----------

INSURANCE BROKERS  0.8%
  Aon Corp. ................................................    7,660       268,100
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED OIL & GAS  4.8%
  BP PLC--ADR (United Kingdom)..............................   18,370   $   975,447
  Conoco, Inc. .............................................   22,100       644,878
                                                                        -----------
                                                                          1,620,325
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES  8.6%
  AT&T Corp. ...............................................   28,800       452,160
  Deutsche Telekom AG--ADR (Germany)........................   21,730       325,515
  Qwest Communications Intl., Inc. .........................   38,700       318,114
  Sprint Corp.-FON Group....................................   69,030     1,055,469
  WorldCom, Inc.-Worldcom Group (a).........................  106,400       717,136
                                                                        -----------
                                                                          2,868,394
                                                                        -----------
INTERNET SOFTWARE & SERVICES  0.3%
  Check Point Software Technologies Ltd. (Israel) (a).......    3,630       110,352
                                                                        -----------

LIFE & HEALTH INSURANCE  2.1%
  Principal Financial Group (a).............................   13,500       341,550
  Torchmark Corp. ..........................................    2,800       112,812
  UnumProvident Corp. ......................................    8,400       234,612
                                                                        -----------
                                                                            688,974
                                                                        -----------
MANAGED HEALTH CARE  2.4%
  Aetna, Inc. ..............................................   10,100       392,082
  Health Net, Inc. (a)......................................   14,700       403,368
                                                                        -----------
                                                                            795,450
                                                                        -----------
MOVIES & ENTERTAINMENT  1.0%
  Walt Disney Co. ..........................................   14,390       332,121
                                                                        -----------

MULTI-LINE INSURANCE  0.7%
  Allmerica Financial Corp. ................................    5,400       242,460
                                                                        -----------

NETWORKING EQUIPMENT  0.1%
  Cisco Systems, Inc. (a)...................................    2,560        43,341
                                                                        -----------

OIL & GAS DRILLING  1.0%
  Diamond Offshore Drilling, Inc. ..........................   10,970       342,922
                                                                        -----------

OIL & GAS EQUIPMENT & SERVICES  4.1%
  Halliburton Co. ..........................................   62,920     1,074,044
  Schlumberger Ltd. ........................................    5,240       308,217
                                                                        -----------
                                                                          1,382,261
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
PACKAGED FOODS  2.8%
  ConAgra Foods, Inc. ......................................   13,690   $   331,983
  Sara Lee Corp. ...........................................   29,410       610,552
                                                                        -----------
                                                                            942,535
                                                                        -----------
PAPER PRODUCTS  0.9%
  International Paper Co. ..................................    6,990       300,640
                                                                        -----------

PHARMACEUTICALS  4.9%
  Bristol-Myers Squibb Co. .................................    8,700       352,263
  Merck & Co., Inc. ........................................    5,400       310,932
  Pharmacia Corp. ..........................................   10,000       450,800
  Schering-Plough Corp. ....................................    9,100       284,830
  Wyeth Co. ................................................    3,730       244,875
                                                                        -----------
                                                                          1,643,700
                                                                        -----------
PROPERTY & CASUALTY  2.7%
  Allstate Corp. ...........................................    6,930       261,746
  AMBAC Financial Group, Inc. ..............................    3,600       212,652
  Cincinnati Financial Corp. ...............................    9,800       427,868
                                                                        -----------
                                                                            902,266
                                                                        -----------
RAILROADS  0.4%
  Burlington Northern Santa Fe Corp. .......................    4,400       132,792
                                                                        -----------

RESTAURANTS  1.1%
  McDonald's Corp. .........................................   13,700       380,175
                                                                        -----------

SEMICONDUCTOR EQUIPMENT  0.2%
  Credence Systems Corp. (a)................................    3,500        76,860
                                                                        -----------

SOFT DRINKS  1.2%
  Coca Cola Enterprises, Inc. ..............................   20,530       385,553
                                                                        -----------

SPECIALTY STORES  1.2%
  Zale Corp. (a)............................................   10,100       410,060
                                                                        -----------

TELECOMMUNICATIONS EQUIPMENT  4.3%
  Andrew Corp. (a)..........................................    4,170        69,764
  Comverse Technology, Inc. (a).............................   11,670       147,859
  Ericsson, Class B--ADR (Sweden)...........................   25,710       107,468
  JDS Uniphase Corp. (a)....................................   36,410       214,455
  Motorola, Inc. ...........................................   48,550       689,410
  Nokia Corp.--ADR (Finland)................................   10,050       208,437
                                                                        -----------
                                                                          1,437,393
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
TOBACCO  1.1%
  Philip Morris Cos., Inc. .................................    7,070   $   372,377
                                                                        -----------

WIRELESS TELECOMMUNICATION SERVICES  1.0%
  Sprint Corp.-PCS Group (a)................................   32,600       335,454
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $30,279,825).................................................    31,419,221

REPURCHASE AGREEMENT  4.3%
State Street Bank & Trust Co. ($1,433,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/28/02, to be sold on 04/01/02 at $1,433,283)
  (Cost $1,433,000)..................................................     1,433,000
                                                                        -----------

TOTAL INVESTMENTS  98.0%
  (Cost $31,712,825).................................................    32,852,221
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..........................       658,505
                                                                        -----------

NET ASSETS  100.0%...................................................   $33,510,726
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002

ASSETS:
Total Investments (Cost $31,712,825)........................  $32,852,221
Cash........................................................       34,442
Receivables:
  Investments Sold..........................................      659,281
  Fund Shares Sold..........................................      204,236
  Dividends.................................................       44,707
  Expense Reimbursement from Adviser........................       38,872
  Interest..................................................          284
Other.......................................................       39,610
                                                              -----------
    Total Assets............................................   33,873,653
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      224,984
  Distributor and Affiliates................................       56,599
  Fund Shares Repurchased...................................       20,114
Accrued Expenses............................................       55,192
Trustees' Deferred Compensation and Retirement Plans........        6,038
                                                              -----------
    Total Liabilities.......................................      362,927
                                                              -----------
NET ASSETS..................................................  $33,510,726
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $32,794,870
Net Unrealized Appreciation.................................    1,139,396
Accumulated Undistributed Net Investment Income.............       14,002
Accumulated Net Realized Loss...............................     (437,542)
                                                              -----------
NET ASSETS..................................................  $33,510,726
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $8,155,642 and 810,422 shares of
    beneficial interest issued and outstanding).............  $     10.06
    Maximum sales charge (5.75%* of offering price).........          .61
                                                              -----------
    Maximum offering price to public........................  $     10.67
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,101,162 and 2,100,458 shares of
    beneficial interest issued and outstanding).............  $     10.05
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,253,922 and 423,401 shares of
    beneficial interest issued and outstanding).............  $     10.05
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Period June 25, 2001 (Commencement of Investment Operations) to March 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,627)......  $  359,792
Interest....................................................      44,795
                                                              ----------
    Total Income............................................     404,587
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $12,274, $139,646 and $23,422,
  respectively).............................................     175,342
Investment Advisory Fee.....................................     158,420
Offering Costs..............................................     118,905
Shareholder Services........................................      58,680
Accounting..................................................      46,193
Shareholder Reports.........................................      37,375
Registration and Filing Fees................................      23,352
Amortization of Organizational Costs........................      20,000
Legal.......................................................      17,598
Custody.....................................................      11,879
Trustees' Fees and Related Expenses.........................       8,319
Other.......................................................      70,732
                                                              ----------
    Total Expenses..........................................     746,795
                                                              ----------
    Expense Reduction ($158,420 Investment Advisory Fee and
      $160,045 Other).......................................     318,465
    Less Credits Earned on Cash Balances....................          60
                                                              ----------
    Net Expenses............................................     428,270
                                                              ----------
NET INVESTMENT LOSS.........................................  $  (23,683)
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (437,542)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................         -0-
  End of the Period.........................................   1,139,396
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,139,396
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  701,854
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  678,171
                                                              ==========

See Notes to Financial Statements

Statement of Changes in Net Assets

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
                                                               OPERATIONS) TO
                                                               MARCH 31, 2002
                                                              ----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................    $   (23,683)
Net Realized Loss...........................................       (437,542)
Net Unrealized Appreciation During the Period...............      1,139,396
                                                                -----------
Change in Net Assets from Operations........................        678,171
                                                                -----------

Distributions from Net Investment Income:
  Class A Shares............................................        (45,089)
  Class B Shares............................................        (45,456)
  Class C Shares............................................         (8,524)
                                                                -----------
Total Distributions.........................................        (99,069)
                                                                -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        579,102
                                                                -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     39,265,317
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         96,896
Cost of Shares Repurchased..................................     (6,430,589)
                                                                -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     32,931,624
                                                                -----------
TOTAL INCREASE IN NET ASSETS................................     33,510,726
NET ASSETS:
Beginning of the Period.....................................            -0-
                                                                -----------
End of the Period (Including accumulated undistributed net
  investment income of $14,002).............................    $33,510,726
                                                                ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
Class A Shares                                                 OPERATIONS) TO
                                                             MARCH 31, 2002 (a)
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Income.....................................          .04
  Net Realized and Unrealized Gain..........................          .07
                                                                   ------
Total from Investment Operations............................          .11
Less Distributions from Net Investment Income...............          .05
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.06
                                                                   ======

Total Return** (b)..........................................        1.19%*
Net Assets at End of the Period (In millions)...............       $  8.2
Ratio of Expenses to Average Net Assets**...................        1.45%
Ratio of Net Investment Income to Average Net Assets**......         .46%
Portfolio Turnover..........................................          64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        2.96%
Ratio of Net Investment Loss to Average Net Assets..........       (1.05%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
Class B Shares                                                 OPERATIONS) TO
                                                             MARCH 31, 2002 (a)
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Loss.......................................         (.02)
  Net Realized and Unrealized Gain..........................          .09
                                                                   ------
Total from Investment Operations............................          .07
Less Distributions from Net Investment Income...............          .02
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.05
                                                                   ======

Total Return** (b)..........................................        0.63%*
Net Assets at End of the Period (In millions)...............       $ 21.1
Ratio of Expenses to Average Net Assets**...................        2.20%
Ratio of Net Investment Loss to Average Net Assets**........        (.29%)
Portfolio Turnover..........................................          64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        3.71%
Ratio of Net Investment Loss to Average Net Assets..........       (1.80%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               JUNE 25, 2001
                                                               (COMMENCEMENT
                                                               OF INVESTMENT
Class C Shares                                                 OPERATIONS) TO
                                                             MARCH 31, 2002 (a)
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Loss.......................................         (.02)
  Net Realized and Unrealized Gain..........................          .09
                                                                   ------
Total from Investment Operations............................          .07
Less Distributions from Net Investment Income...............          .02
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.05
                                                                   ======

Total Return** (b)..........................................        0.63%*
Net Assets at End of the Period (In millions)...............       $  4.3
Ratio of Expenses to Average Net Assets**...................        2.20%
Ratio of Net Investment Loss to Average Net Assets**........        (.26%)
Portfolio Turnover..........................................          64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        3.71%
Ratio of Net Investment Loss to Average Net Assets..........       (1.77%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate non-diversified series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001 with three classes of common shares: Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $32,321,946
                                                              -----------
Gross tax unrealized appreciation...........................  $ 2,300,382
Gross tax unrealized depreciation...........................    1,770,107
                                                              -----------
Net tax unrealized appreciation on investments..............  $   530,275
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 was as follows:

                                                               2002
Distributions paid from:
  Ordinary Income...........................................  $99,069
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $99,069
                                                              =======

    Due to inherent differences in the recognition of income, expenses, and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to start-up costs totaling $18,274 were reclassified to capital from accumulated undistributed net investment income. Additionally, a permanent book and tax difference relating to offering costs totaling $118,480 was reclassified to capital from accumulated undistributed net investment income.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

    As of March 31,2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $205,046

    The difference between accumulated net realized loss on the Statement of Assets and Liabilities and the tax-basis of undistributed long-term capital gain is primarily a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the period ended March 31, 2002, the Fund's custody fee was reduced by $60 as a result of credits earned on cash balances.

G. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve-month period.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the period ended March 31, 2002, the Adviser voluntarily waived $158,420 of its investment advisory fees and assumed $160,045 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended March 31, 2002, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended March 31, 2002, the Fund recognized expenses of approximately $46,800 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

"Accounting" and "Legal" expenses, respectively, in the Statement of Operations. All of these expenses have been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended March 31, 2002, the Fund recognized expenses of approximately $55,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this expense has been assumed by Van Kampen.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $3,515 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the period ended March 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., an affiliate of Van Kampen, totaling $2,706.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $7,929,341, $20,738,503 and $4,127,026 for
Classes A, B, and C, respectively. For the period ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................  1,125,135    $10,911,711
  Class B..................................................  2,393,062     23,557,148
  Class C..................................................    493,743      4,796,458
                                                             ---------    -----------
Total Sales................................................  4,011,940    $39,265,317
                                                             =========    ===========
Dividend Reinvestment:
  Class A..................................................      4,746    $    43,809
  Class B..................................................      4,864         44,896
  Class C..................................................        888          8,191
                                                             ---------    -----------
Total Dividend Reinvestment................................     10,498    $    96,896
                                                             =========    ===========
Repurchases:
  Class A..................................................   (319,459)   $(2,994,732)
  Class B..................................................   (297,468)    (2,773,398)
  Class C..................................................    (71,230)      (662,459)
                                                             ---------    -----------
Total Repurchases..........................................   (688,157)   $(6,430,589)
                                                             =========    ===========

    Class B Shares and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended March 31, 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002

made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and After............................................    None               None

    For the period ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $23,800 and CDSC on redeemed shares of approximately $51,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $46,913,142 and $16,195,775, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended March 31, 2002, are payments retained by Van Kampen of approximately $126,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $32,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Value Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Value Opportunities Fund (the "Fund"), as of March 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the period from June 25, 2001 (commencement of investment operations) through March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 8, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE OPPORTUNITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2002. For corporate shareholders 96% of the income distributions qualify for the dividends received deduction. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of April 30, 2002. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (69)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 2001  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 2001  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of            57
Sears Tower                                since 2001  Heidrick & Struggles, an
233 South Wacker Drive                                 executive search firm.
Suite 7000                                             Trustee/Director of funds
Chicago, IL 60606                                      in the Fund Complex.
                                                       Trustee on the University
                                                       of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner, Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting and
                                                       management consulting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
11 DuPont Circle, N.W.                     since 2001  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 2001  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 2001  of the National Academy                 Corporation, a
Room 206                                               of Sciences/National                    pharmaceutical company,
Washington, D.C. 20418                                 Research Council, an                    since January 1998.
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 1993.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 2001  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. Chairman, Chief
                                                       Executive Officer and
                                                       Director of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Dean Witter Trust FSB.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Dean
                                                       Witter Advisors Inc. and
                                                       Morgan Stanley Dean
                                                       Witter Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Dean Witter
                                                       Distributors Inc. April
                                                       1997-June 1998, Vice
                                                       President of the Morgan
                                                       Stanley Dean Witter Funds
                                                       May 1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 2001  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Dean Witter Asset
                                                       Management Inc. Trustee/
                                                       Director and President or
                                                       Trustee, President and
                                                       Chairman of the Board of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley Dean Witter and
                                                       Director of Dean Witter
                                                       Discover & Co. and Dean
                                                       Witter Realty. Prior to
                                                       1996, Director of Dean
                                                       Witter Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 2001  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and Chief      since 2001  Investments, and Managing Director and President of the
45th Floor                    Investment Officer                   Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                since 2001  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 3rd Floor                                                Distributor, Investor Services and certain other
Jersey City, NJ 07311                                              subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2001  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2001  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2001  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
57, 157, 257                                                   Member NASD/SIPC.
OPP ANR 5/02                                                     5605E02-AP-5/02